UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537
                                   ---------

                        FRANKLIN CUSTODIAN FUNDS, INC.
                        ------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end:  9/30
                          ----

Date of reporting period: 3/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


MARCH 31, 2004
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]


--------------------------------------------------------------------------------


                                                       Franklin DynaTech Fund

                                                       Franklin Growth Fund

                                                       Franklin Income Fund

                                                       Franklin U.S. Government
                                                       Securities Fund

                                                       Franklin Utilities Fund


--------------------------------------------------------------------------------
                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                                    FRANKLIN
                              CUSTODIAN FUNDS, INC.

--------------------------------------------------------------------------------
                 WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
               Eligible shareholders can sign up for eDelivery at
                 franklintempleton.com. See inside for details.
--------------------------------------------------------------------------------

                                     [LOGO]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.



SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.



TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.



RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.





--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------


[PHOTO OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ......................  1

SEMIANNUAL REPORT

Franklin DynaTech Fund ..................  3

Franklin Growth Fund ....................  8

Franklin Income Fund .................... 14

Franklin U.S. Government
Securities Fund ......................... 23

Franklin Utilities Fund ................. 30

Financial Highlights and
Statements of Investments ............... 36

Financial Statements .................... 85

Notes to
Financial Statements .................... 94

Proxy Voting Policies
and Procedures ..........................110


--------------------------------------------------------------------------------

Semiannual Report

Franklin DynaTech Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin DynaTech Fund seeks capital appreciation by investing most of its assets in companies emphasizing scientific or technological development or that are in fast-growing industries.



This semiannual report for Franklin DynaTech Fund covers the period ended March 31, 2004.


PERFORMANCE OVERVIEW

Franklin DynaTech Fund - Class A posted a +12.79% cumulative total return for the six months ended March 31, 2004. For the period under review, the Fund outperformed its narrow benchmark, the NASDAQ 100 Index, which had a price-only return of 10.33%, and underperformed the broad Standard & Poor's 500 Composite Index (S&P 500), which posted a 14.07% total return.1 You can find the Fund's performance data in the Performance Summary beginning on page 6.


ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2004, the U.S. economy strengthened. Driven by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S.-made goods and services in nearly 20 years. Annualized gross domestic product (GDP) growth surged 8.2% in the third quarter of 2003 and rose 4.1% in the fourth quarter. This trend continued in early 2004, and first quarter GDP increased an estimated annualized 4.2%. During the period, the U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited many U.S. companies and contributed to corporate profit improvements. Business and consumer sentiment rose in early 2004. Consumer spending, however, was constrained by slow wage growth and heavy indebtedness.





1. Source: Standard & Poor's Micropal. The NASDAQ 100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. Index returns are price-return only and do not include reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 39.


                                                           Semiannual Report | 3

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth. Unemployment generally decreased during most of the reporting period, and monthly unemployment figures for November 2003 through March 2004 were below 6%. Inflation remained in check during the period, despite higher energy prices stemming from rising global demand, less supply from oil-producing countries and a lower U.S. dollar, which made imported oil more expensive in U.S.-dollar terms.

During the period, domestic equity markets continued a rally that began in March 2003. Data showing robust economic growth and improving corporate balance sheets seemed to increase investor confidence in the stock markets. The S&P 500 rose 14.07% for the six months under review, while the technology-heavy NASDAQ Composite Index gained 11.94%.2 As economic data improved, some interest rates increased in fall 2003. However, lack of job creation sparked concerns about the strength of economic recovery, which contributed to an interest rate decline by the end of the period. For example, the 10-year Treasury note yielded 3.96% on September 30, 2003, reached a peak of 4.49% on November 10, 2003, then declined to 3.86% by March 31, 2004.


INVESTMENT STRATEGY

Normally, we seek to invest in companies and established industry leaders we believe have a competitive advantage due to their state-of-the-art products and technologies. We use a conservative, bottom-up research process to find what we consider undervalued companies.


MANAGER'S DISCUSSION

During the six-month reporting period, International Game Technology, Genentech and eBay contributed the largest positive performances to the Fund. Shares of International Game Technology, a dominant manufacturer of casino gaming products and systems, rose 60.6% in value during the reporting period. Genentech, a major biotechnology company, also performed well. Share value went up 32.0% during the period. Lastly, leading Internet auction provider eBay appreciated 29.2%.




PORTFOLIO BREAKDOWN
Franklin DynaTech Fund
3/31/04

---------------------------------------------------
                                        % OF TOTAL
  SECTOR/INDUSTRY                       NET ASSETS
---------------------------------------------------
  Semiconductors                             12.4%
---------------------------------------------------
  Packaged Software                           8.0%
---------------------------------------------------
  Biotechnology                               8.0%
---------------------------------------------------
  Medical Specialties                         6.5%
---------------------------------------------------
  Electronic Production Equipment             4.9%
---------------------------------------------------
  Telecommunications Equipment                4.7%
---------------------------------------------------
  Major Pharmaceuticals                       4.5%
---------------------------------------------------
  Other Consumer Services                     4.4%
---------------------------------------------------
  Casinos & Gaming                            4.2%
---------------------------------------------------
  Data Processing Services                    4.2%
---------------------------------------------------
  Electronic Equipment & Instruments          3.7%
---------------------------------------------------
  Managed Health Care                         2.9%
---------------------------------------------------
  Information Technology Services             2.8%
---------------------------------------------------
  Computer Communications                     2.4%
---------------------------------------------------
  Recreational Products                       2.3%
---------------------------------------------------
  Computer Processing Hardware                2.0%
---------------------------------------------------
  Other                                      16.8%
---------------------------------------------------
  Short-Term Investments & Other Net Assets   5.3%
---------------------------------------------------


2. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.




4 | Semiannual Report

On a less positive note, Microsoft, Amgen and Veritas Software detracted the most from Fund performance during the period under review. Microsoft, a large Fund position, declined 9.8% in value during the reporting period. Amgen, the world's largest biotechnology company and another substantial Fund holding, fell 9.9% during the period. Veritas, a data storage software products provider, was down 24.4% for the time we held it. We sold this stock by period-end.

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.



[PHOTO]

/S/Rupert H. Johnson

Rupert H. Johnson, Jr.


[PHOTO]

/S/Robert R. Dean

Robert R. Dean, CFA


Portfolio Management Team
Franklin DynaTech Fund




TOP 10 HOLDINGS
Franklin DynaTech Fund
3/31/04

-----------------------------------------------
  COMPANY                          % OF TOTAL
  SECTOR/INDUSTRY                  NET ASSETS
-----------------------------------------------
  Intel Corp.                            4.2%
   SEMICONDUCTORS
-----------------------------------------------
  Genentech Inc.                         4.1%
   BIOTECHNOLOGY
-----------------------------------------------
  eBay Inc.                              3.9%
   OTHER CONSUMER SERVICES
-----------------------------------------------
  International Game Technology          3.6%
    CASINOS & GAMING
-----------------------------------------------
  Microsoft Corp.                        3.2%
   PACKAGED SOFTWARE
-----------------------------------------------
  UnitedHealth Group Inc.                2.9%
   MANAGED HEALTH CARE
-----------------------------------------------
  International Business Machines Corp.  2.5%
   INFORMATION TECHNOLOGY SERVICES
-----------------------------------------------
  Amgen Inc.                             2.3%
   BIOTECHNOLOGY
-----------------------------------------------
  Electronic Arts Inc.                   2.3%
   RECREATIONAL PRODUCTS
-----------------------------------------------
  Cisco Systems Inc.                     2.3%
   COMPUTER COMMUNICATIONS
-----------------------------------------------



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                           Semiannual Report | 5

Performance Summary as of 3/31/04

FRANKLIN DYNATECH FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION
-------------------------------------------------------------------------------
  CLASS A                            CHANGE           3/31/04          9/30/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)              +$2.58            $22.75           $20.17
-------------------------------------------------------------------------------
  CLASS B                            CHANGE           3/31/04          9/30/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)              +$2.45            $22.24           $19.79
-------------------------------------------------------------------------------
  CLASS C                            CHANGE           3/31/04          9/30/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)              +$2.42            $22.01           $19.59
-------------------------------------------------------------------------------



PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +12.79%        +38.30%            +9.98%         +193.15%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +6.31%        +30.37%            +0.72%          +10.70%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,631        $13,037           $10,366          $27,634
-----------------------------------------------------------------------------------------------------
CLASS B                                 6-MONTH         1-YEAR            3-YEAR   INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +12.32%        +37.28%            +9.03%          -18.36%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +8.32%        +33.28%            +1.97%           -5.20%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,832        $13,328           $10,603           $8,005
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR  INCEPTION (9/16/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +12.35%        +37.30%            +6.01%          +83.85%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +11.35%        +36.30%            +1.17%           +8.41%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $11,135        $13,630           $10,601          $18,385
-----------------------------------------------------------------------------------------------------


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



6 | Past performance does not guarantee future results. | Semiannual Report

ENDNOTES


INVESTING IN A NON-DIVERSIFIED FUND CONCENTRATING IN THE SCIENTIFIC AND TECHNOLOGY SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO FLUCTUATIONS IN THE PRICE OF TECHNOLOGY STOCKS AND INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. THE TECHNOLOGY SECTOR HAS BEEN AMONG THE MARKET'S MOST VOLATILE. THE FUND MAY ALSO INVEST IN SMALL-CAPITALIZATION COMPANIES, WHICH INVOLVE SPECIAL RISKS SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND MODEST MARKET SHARE. THE PRICE OF THESE SECURITIES CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM, AND INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.



     Semiannual Report | Past performance does not guarantee future results. | 7

Franklin Growth Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Growth Fund seeks capital appreciation by investing mainly in equity securities of companies that are leaders in their industries and that the manager believes are suitable for a buy-and-hold strategy.




We are pleased to bring you Franklin Growth Fund's semiannual report covering the period ended March 31, 2004.


PERFORMANCE OVERVIEW

During the six months under review, Franklin Growth Fund - Class A posted a +12.95% cumulative total return. The Fund underperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 14.07% for the same period.1 You can find the Fund's performance data in the Performance Summary beginning on page 11.


ECONOMIC AND MARKET OVERVIEW
During the six months ended March 31, 2004, the U.S. economy strengthened. Driven by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S.-made goods and services in nearly 20 years. Annualized gross domestic product (GDP) growth surged 8.2% in the third quarter of 2003 and rose 4.1% in the fourth quarter. This trend continued in early 2004, and first quarter GDP increased an estimated annualized 4.2%. During the period, the U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited many U.S. companies and contributed to corporate profit improvements. Business and consumer sentiment rose in early 2004. Consumer spending, however, was constrained by slow wage growth and heavy indebtedness.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth. Unemployment generally decreased during most of the reporting period, and monthly unemployment figures for November 2003 through March 2004 were below 6%. Inflation remained in check during the period, despite higher energy prices stemming from rising global demand, less supply from oil-producing countries and a lower U.S. dollar, which made imported oil more expensive in U.S.-dollar terms.




PORTFOLIO BREAKDOWN
Franklin Growth Fund
3/31/04
---------------------------------------------------
  % OF TOTAL
  SECTOR/INDUSTRY                      NET ASSETS
---------------------------------------------------
  Health Technology                         21.6%
---------------------------------------------------
  Producer Manufacturing                    19.6%
---------------------------------------------------
  Electronic Technology                     18.4%
---------------------------------------------------
  Technology Services                       10.4%
---------------------------------------------------
  Consumer Services                          5.1%
---------------------------------------------------
  Transportation                             5.1%
---------------------------------------------------
  Consumer Non-Durables                      3.0%
---------------------------------------------------
  Commercial Services                        2.9%
---------------------------------------------------
  Distribution Services                      2.7%
---------------------------------------------------
  Consumer Durables                          2.6%
---------------------------------------------------
  Energy Minerals                            2.1%
---------------------------------------------------
  Industrial Services                        1.9%
---------------------------------------------------
  Process Industries                         1.7%
---------------------------------------------------
  Retail Trade                               1.2%
---------------------------------------------------
  Health Services                            0.8%
---------------------------------------------------
  Finance                                    0.3%
---------------------------------------------------
  Short-Term Investments & Other Net Assets  0.6%
---------------------------------------------------


1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 49.




8 | Semiannual Report

During the period, domestic equity markets continued a rally that began in March 2003. Data showing robust economic growth and improving corporate balance sheets seemed to increase investor confidence in the stock markets. The S&P 500 rose 14.07% for the six months under review, while the technology-heavy NASDAQ Composite Index gained 11.94%.2 As economic data improved, some interest rates increased in fall 2003. However, lack of job creation sparked concerns about the strength of economic recovery, which contributed to an interest rate decline by the end of the period. For example, the 10-year Treasury note yielded 3.96% on September 30, 2003, reached a peak of 4.49% on November 10, 2003, then declined to 3.86% by March 31, 2004.


INVESTMENT STRATEGY

We seek to invest in companies that have strong management teams, financials and industry leadership. The Fund looks for opportunities in new and rapidly growing businesses and in mature businesses selling at depressed prices but offering favorable recovery possibilities. We analyze securities individually and buy stocks of large and small companies in our effort to maintain a solid and diversified portfolio.


MANAGER'S DISCUSSION

We remained nearly fully invested in stocks during the entire reporting period. Of the Fund's 111 companies held on March 31, 2004, 53 exceeded the S&P 500's return -- 24 of which more than doubled it -- while 58 did not rise as much as the benchmark index, 17 of which posted negative returns.

Holdings that produced the highest returns for the Fund for the period were British Airways (up 80.72%), Zimmer Holdings (+66.19%) and Waters Corp. (+48.89%). The lowest returns came from Delta Airlines (down 40.45%), Continental Airlines (-24.43%) and Southwest Airlines (-19.72%).

We held a wide array of airline stocks, consistent with our strategy. We saw an opportunity to diversify the Fund's portfolio into many airline-related companies that we believed offered attractive stock valuations in light of our assessment of their long-term prospects.

Despite the Fund's double-digit returns, our health technology holdings -- including Amgen, Wyeth and Merck -- also fared relatively poorly as a group, negatively impacting performance. We believed the Fund's recently depressed pharmaceutical and biotechnology company holdings could improve over the longer term.



TOP 10 HOLDINGS
Franklin Growth Fund
3/31/04

--------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY                     NET ASSETS
--------------------------------------------------
  Pfizer Inc.                               3.4%
   HEALTH TECHNOLOGY
--------------------------------------------------
  3M Co.                                    3.1%
   PRODUCER MANUFACTURING
--------------------------------------------------
  Amgen Inc.                                2.6%
    HEALTH TECHNOLOGY
--------------------------------------------------
  Genentech Inc.                            2.5%
   HEALTH TECHNOLOGY
--------------------------------------------------
  International Business Machines Corp.     2.5%
   TECHNOLOGY SERVICES
--------------------------------------------------
  Johnson & Johnson Inc.                    2.4%
   HEALTH TECHNOLOGY
--------------------------------------------------
  Northrop Grumman Corp.                    2.4%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------
  General Dynamics Corp.                    2.1%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------
  Tyco International Ltd.                   2.1%
   PRODUCER MANUFACTURING
--------------------------------------------------
  Boeing Co.                                2.0%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------



2. Source: Standard &Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.



                                                           Semiannual Report | 9

Overall, the Fund was well diversified on March 31, 2004, with heaviest weightings in health technology, producer manufacturing, electronic technology and technology services sectors. Of the Fund's top 10 holdings, all were from these areas.

We welcome your comments and questions and look forward to serving your investment needs in the years to come.



[PHOTO]

/S/V. Jerry Palmieri

V. Jerry Palmieri
Portfolio Manager
Franklin Growth Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


10 | Semiannual Report

Performance Summary as of 3/31/04

FRANKLIN GROWTH FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           3/31/04          9/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +3.45             $30.32           $26.87
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0289
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           3/31/04          9/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$3.30            $29.62           $26.32
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           3/31/04          9/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$3.28            $29.37           $26.09
--------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           3/31/04          9/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$3.43            $30.17           $26.74
--------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE           3/31/04          9/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$3.42            $30.33           $26.91
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0945
--------------------------------------------------------------------------------------------------



    Semiannual Report | Past performance does not guarantee future results. | 11

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +12.95%        +35.67%            +1.89%         +163.29%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +6.45%        +27.90%            -0.80%           +9.52%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,645        $12,790            $9,604          $24,818
-----------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +12.54%        +34.64%            -1.86%           +1.32%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +8.54%        +30.64%            -0.75%           +0.07%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,854        $13,064            $9,632          $10,038
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +12.53%        +34.66%            -1.83%          +99.18%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +11.53%        +33.66%            -0.37%           +8.03%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $11,153        $13,366            $9,817          $19,918
-----------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +12.83%           +35.35%           -4.29%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +11.83%           +34.35%           -1.94%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $11,183           $13,435           $9,571
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS4                        6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +13.07%        +35.96%            +3.15%         +170.03%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +13.07%        +35.96%            +0.62%          +10.44%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $11,307        $13,596           $10,315          $27,003
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



12 | Past performance does not guarantee future results. | Semiannual Report

ENDNOTES


HISTORICALLY, THE FUND HAS FOCUSED ON LARGER COMPANIES. THE FUND MAY ALSO INVEST IN SMALL, RELATIVELY NEW AND/OR UNSEASONED COMPANIES, WHICH INVOLVES ADDITIONAL RISKS, AS THE PRICE OF THESE SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +51.89% and +5.94%.


    Semiannual Report | Past performance does not guarantee future results. | 13

Franklin Income Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.




This semiannual report for Franklin Income Fund covers the period ended March 31, 2004.


PERFORMANCE OVERVIEW

Franklin Income Fund - Class A posted a +11.29% cumulative total return for the six months ended March 31, 2004. The Fund underperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 14.07%. However, the Fund outperformed its other benchmark, the Lehman Brothers U.S. Aggregate Index, which returned 2.98%; and the Lipper Income Funds Objective Average, which returned 8.40%.1 You can find the Fund's performance data in the Performance Summary beginning on page 19.


ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2004, the U.S. economy strengthened. Driven by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S.-made goods and services in nearly 20 years. Annualized gross domestic product (GDP) growth surged 8.2% in the third quarter of 2003 and rose 4.1% in the fourth quarter. This trend continued in early 2004, and first quarter GDP increased an estimated annualized 4.2%. During the period, the U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited many U.S.




PORTFOLIO BREAKDOWN
Franklin Income Fund
3/31/04

---------------------------------------------------
                                       % OF TOTAL
                                       NET ASSETS
---------------------------------------------------
  Corporate Straight Bonds                  26.0%
---------------------------------------------------
  Utilities Stocks                          20.1%
---------------------------------------------------
  Energy Mineral Stocks                      5.9%
---------------------------------------------------
  Zero Coupon & Step-Up Bonds                4.3%
---------------------------------------------------
  Health Technology Stocks                   4.2%
---------------------------------------------------
  Corporate Convertible Bonds                3.6%
---------------------------------------------------
  U.S. Government & Agency Securities        3.6%
---------------------------------------------------
  Finance Stocks                             3.0%
---------------------------------------------------
  Communication Stocks                       2.9%
---------------------------------------------------
  Consumer Durables Stocks                   2.8%
---------------------------------------------------
  Real Estate Stocks                         2.2%
---------------------------------------------------
  Municipal Securities                       1.9%
---------------------------------------------------
  Consumer Non-Durables Stocks               1.1%
---------------------------------------------------
  Electronic Technology Stocks               1.0%
---------------------------------------------------
  Technology Services Stocks                 0.9%
---------------------------------------------------
  Other Stocks                               3.0%
---------------------------------------------------
  Short-Term Investment & Other Net Assets  13.5%
---------------------------------------------------


1. Sources: Standard & Poor's Micropal; Lipper Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Lipper Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Income Funds are defined as funds that seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments. For the six-month period ended 3/31/04 there were 173 funds in this category. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.


14 | Semiannual Report
companies and contributed to corporate profit improvements. Business and consumer sentiment rose in early 2004. Consumer spending, however, was constrained by slow wage growth and heavy indebtedness.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth. Unemployment generally decreased during most of the reporting period, and monthly unemployment figures for November 2003 through March 2004 were below 6%. Inflation remained in check during the period, despite higher energy prices stemming from rising global demand, less supply from oil-producing countries and a lower U.S. dollar, which made imported oil more expensive in U.S.-dollar terms.

During the period, domestic equity markets continued a rally that began in March 2003. Data showing robust economic growth and improving corporate balance sheets seemed to increase investor confidence in the stock markets. The S&P 500 rose 14.07% for the six months under review, while the technology-heavy NASDAQ Composite Index gained 11.94%.2 As economic data improved, some interest rates increased in fall 2003. However, lack of job creation sparked concerns about the strength of economic recovery, which contributed to an interest rate decline by the end of the period. For example, the 10-year Treasury note yielded 3.96% on September 30, 2003, reached a peak of 4.49% on November 10, 2003, then declined to 3.86% by March 31, 2004.


INVESTMENT STRATEGY

Based on our independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company's experience and managerial strength; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings.








TOP 5 BOND HOLDINGS
Franklin Income Fund
3/31/04
--------------------------------------------
                                 % OF TOTAL
                                 NET ASSETS
--------------------------------------------
  Charter Communications Holdings LLC  3.0%
--------------------------------------------
  GNMA                                 2.0%
--------------------------------------------
  Calpine Corp.                        2.0%
--------------------------------------------
  Dynegy Holdings Inc.                 2.0%
--------------------------------------------
  Tenet Healthcare Corp.               1.4%
--------------------------------------------



TOP 5 STOCK HOLDINGS
Franklin Income Fund
3/31/04
------------------------------------------
  COMPANY                     % OF TOTAL
  SECTOR/INDUSTRY             NET ASSETS
------------------------------------------
  Ford Motor Co. Capital Trust II   1.7%
   CONSUMER DURABLES
------------------------------------------
  Ameren Corp.                      1.5%
   UTILITIES
------------------------------------------
  Dominion Resources Inc.           1.5%
   UTILITIES
------------------------------------------
  FirstEnergy Corp.                 1.4%
    UTILITIES
------------------------------------------
  Merck & Co. Inc.                  1.3%
   HEALTH TECHNOLOGY
------------------------------------------

2. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.


                                                          Semiannual Report | 15

DIVIDEND DISTRIBUTIONS
Franklin Income Fund
10/1/03-3/31/04

----------------------------------------------------------------------------------------
                                      DIVIDEND PER SHARE
               -------------------------------------------------------------------------
   MONTH        CLASS A    CLASS B     CLASS B1*    CLASS C     CLASS R   ADVISOR CLASS
----------------------------------------------------------------------------------------
   October     1.30 cents  1.14 cents  1.20 cents  1.20 cents  1.24 cents   1.33 cents
----------------------------------------------------------------------------------------
   November    1.30 cents  1.14 cents  1.20 cents  1.20 cents  1.24 cents   1.33 cents
----------------------------------------------------------------------------------------
   December    1.30 cents  1.13 cents  1.20 cents  1.21 cents  1.24 cents   1.33 cents
----------------------------------------------------------------------------------------
   January     1.30 cents  1.13 cents  1.20 cents  1.21 cents  1.24 cents   1.33 cents
----------------------------------------------------------------------------------------
   February    1.30 cents  1.13 cents  1.20 cents  1.21 cents  1.24 cents   1.33 cents
----------------------------------------------------------------------------------------
   March       1.30 cents  1.13 cents  1.19 cents  1.19 cents  1.23 cents   1.33 cents
----------------------------------------------------------------------------------------
   TOTAL       7.80 CENTS  6.80 CENTS  7.19 CENTS  7.22 CENTS  7.43 CENTS   7.98 CENTS
----------------------------------------------------------------------------------------

*On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available to investors.



MANAGER'S DISCUSSION

During the six months under review, the Fund benefited from the electric utility sector's strong performance. The sector rose 12.9% during the reporting period as measured by the S&P 500 Electric Utilities Index.3 Several trends appeared to favorably impact the sector such as attractive dividend yields and valuation relative to the overall market, more investors attracted to qualified dividend income due to 2003's tax relief act, and greater perceived earnings and cash flow stability as electric utility companies focused on core utility operations instead of failed growth initiatives. Large holdings that contributed to Fund performance during the period include FirstEnergy, DTE Energy and Duke Energy.

Major oil and gas companies also benefited the Fund as crude oil and domestic natural gas prices remained relatively high. Higher prices enabled these companies to increase earnings, cash flow and dividends per share. The gradual global economic recovery helped increase demand as the natural decline of existing oil and gas fields and potential actions by the Organization of the Petroleum Exporting Countries (OPEC) influenced global supply. Significant Fund holdings that performed well during the period include BP and ChevronTexaco.







3. Source: Standard & Poor's Micropal. The S&P 500 Electric Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P 500.



16 | Semiannual Report

Strong growth domestically and abroad helped drive share prices of cyclical companies, or those that are sensitive to economic changes. Holdings that enhanced Fund performance include commodity chemical producer DOW Chemical, and pulp and paper manufacturer Georgia-Pacific. Increased demand for these companies' products enabled them to deliver higher earnings per share during the period.

Within fixed income markets, high yield corporate bonds outperformed 10-year U.S. Treasury securities and investment-grade corporate bonds. Stronger economic conditions along with improving fundamental business conditions enabled the difference, or spread, between Treasury and high yield bond yields to narrow. Already low interest rates and a tighter yield spread contributed to higher corporate bond prices. Some corporate bond holdings that benefited Fund performance include Allegheny Energy Supply, General Motors and Lyondell Chemical.

On the other hand, health care investments, particularly stocks of major pharmaceutical companies, underperformed the overall market. Investors focused on several issues clouding the sector's fundamental outlook and were generally more interested in companies they perceived could derive greater benefit from a global economic upturn. Concerns, such as patent expirations, the upcoming presidential election, potential changes to existing legislation and Medicare reimbursement levels, the need to discover new products to drive future revenue and profits, and increased drug importation to offset rising health care costs, weighed on the sector. Holdings that negatively impacted Fund performance include Tenet Healthcare bonds, Goldman Sachs Group into Wyeth convertible preferred stock, and Bristol-Myers Squibb common stock.






                                                          Semiannual Report | 17

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.



[PHOTO]

/S/Charles B. Johnson

Charles B. Johnson





/S/Edward Perks

Edward Perks, CFA

Portfolio Management Team
Franklin Income Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


18 | Semiannual Report

Performance Summary as of 3/31/04

FRANKLIN INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           3/31/04          9/30/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.16             $2.41            $2.25
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0780
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0120
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.0900
---------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           3/31/04          9/30/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.16             $2.40            $2.24
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0680
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0120
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.0800
---------------------------------------------------------------------------------------------------
CLASS B 1                                               CHANGE           3/31/04          9/30/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.16             $2.41            $2.25
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0719
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0120
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.0839
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           3/31/04          9/30/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.16             $2.42            $2.26
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0722
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0120
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.0842
---------------------------------------------------------------------------------------------------




    Semiannual Report | Past performance does not guarantee future results. | 19

PRICE AND DISTRIBUTION INFORMATION (CONTINUED)
---------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           3/31/04          9/30/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.16             $2.39            $2.23
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0743
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0120
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.0863
---------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE           3/31/04          9/30/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.16             $2.40            $2.24
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0798
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0120
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.0918
---------------------------------------------------------------------------------------------------




20 | Past performance does not guarantee future results. | Semiannual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS B1: CDSC DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +11.29%        +31.16%           +63.15%         +147.49%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +6.56%        +25.46%            +9.33%           +9.02%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,656        $12,546           $15,621          $23,713
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         6.19%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5                 4.34%
------------------------------------------------------------------------------------------------------
  CLASS B                                              6-MONTH            1-YEAR  INCEPTION (11/1/01)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +10.86%           +30.24%          +32.42%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +6.86%           +26.24%          +11.29%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,686           $12,624          $12,942
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         5.65%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5                 3.69%
------------------------------------------------------------------------------------------------------
  CLASS B 1                             6-MONTH         1-YEAR            5-YEAR   INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +11.00%        +30.50%           +59.15%          +54.62%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +7.00%        +26.50%            +9.46%           +8.53%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,700        $12,650           $15,715          $15,362
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         5.93%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5                 4.04%
------------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +10.96%        +30.34%           +58.82%         +124.01%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +9.96%        +29.34%            +9.69%           +9.46%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,996        $12,934           $15,882          $22,401
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         5.90%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5                 4.04%
------------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR   INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +11.21%           +31.03%          +29.78%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +10.21%           +30.03%          +12.34%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $11,021           $13,003          $12,978
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         6.18%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5                 4.18%
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 6                       6-MONTH         1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +11.42%        +31.51%           +63.95%         +151.76%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +11.42%        +31.51%           +10.39%           +9.67%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $11,142        $13,151           $16,395          $25,176
------------------------------------------------------------------------------------------------------
     Distribution Rate 4                         6.65%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5                 4.68%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



    Semiannual Report | Past performance does not guarantee future results. | 21

ENDNOTES


THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Prior to 7/1/94, these shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS B1 (formerly Class B): These shares have higher annual fees and expenses than Class A shares. Effective 11/1/01, closed to new investors.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, B1, C, R and Advisor) per share on 3/31/04.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/04.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +90.36% and +9.29%.



22 | Past performance does not guarantee future results. | Semiannual Report

Franklin U.S. Government Securities Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin U.S. Government Securities Fund seeks high, current income from a portfolio of U.S. government securities.



--------------------------------------------------------------------------------
  Since 1983, the Fund has invested primarily in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin U.S. Government Securities Fund's semiannual report covering the period ended March 31, 2004.


PERFORMANCE OVERVIEW

During the six months under review, Franklin U.S. Government Securities Fund - Class A posted a +2.12% cumulative total return. The Fund outperformed the Lehman Brothers Intermediate U.S. Government Bond Index, which returned 2.00%, and the Lipper GNMA Funds Objective Average, which returned 1.93% for the same


FRANKLIN U.S. GOVERNMENT SECURITIES FUND -
CLASS A VS. COMPARABLE INVESTMENTS
Risk vs. Return (4/99-3/04)

[CHART OMITTED]

plot points:

For the 5-year period ended 3/31/04
                                          Risk             Return
--------------------------------------------------------------------
Franklin US Govt - Class A                2.81%             6.00%
--------------------------------------------------------------------
PR Tsy 1 year                             0.93%             4.14%
--------------------------------------------------------------------
PR Tsy 10 Year                            7.82%             7.34%
--------------------------------------------------------------------
PR Tsy 30 Year                           11.85%             8.04%
--------------------------------------------------------------------

*Source: Standard & Poor's Micropal (Payden & Rygel). Indexes are unmanaged. Investors cannot invest directly in an index. Average annual total return represents the average annual change in value of an investment over the period indicated. These figures assume reinvestment of distributions and do not include sales charges. Risk is measured by the annualized standard deviation of monthly total returns. In general, the higher the standard deviation, the greater the volatility. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The Fund's Class A shares' average annual total return does not include the current, maximum 4.25% initial sales charge. The Fund's investment return and share price will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance does not guarantee future results.



1. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 74.


                                                          Semiannual Report | 23
period. 2 The Fund's return reflects the effect of management fees and expenses, while indexes do not have such costs. You can find the Fund's performance data in the Performance Summary beginning on page 27.


ECONOMIC AND MARKET OVERVIEW

For the six months under review, the U.S. economy grew at an estimated 4.1% annualized rate. During the period, a dominant topic was the confusing employment picture. Although the unemployment rate declined over the period to 5.7%, until the March report, job creation was slower than many market participants expected.3 This important factor contributed to the interest rate decline over the period. However, lower interest rates meant reduced mortgage rates, which enabled many homeowners to refinance their mortgages. Refinancing activity helped keep home sales and prices near three-year highs. This, combined with personal income tax reductions, helped improve consumers' net worths and spending ability, thereby supporting the country's economic growth.

Increased business spending also helped economic growth. After having been largely absent since the end of 2000, business spending posted strong results for the latter half of 2003. Nonresidential investment spending rose 10.9% annualized in the fourth quarter of 2003.4 Lower interest rates during the reporting period allowed many businesses the opportunity to refinance their old debt at more attractive levels, in turn boosting profits and operating performance. Many corporate fixed income products also benefited from this improvement. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation and labor costs.

The core Consumer Price Index, a measure of inflation that excludes food and energy, rose 1.6% for March 2004 compared with the same month a year earlier. Expected inflation is a key determinant of interest rates, and recent, subdued inflation contributed to the historically lower overall interest rate environment during the period. In addition to the positive effect of declining interest rates on the economy, corporate dividend tax reductions supported economic growth during the period.

YIELD COMPARISON
3/31/04


[BAR CHART]

Franklin U.S. Government Securities Fund - Class A*         3.96%
10-Year Treasury Note*                                      3.86%
Lipper GNMA Funds Average*                                  3.36%
Money Market Funds Average*                                 0.35%


*Sources: Standard & Poor's Micropal; Lipper Inc. Franklin U.S. Government Securities Fund-Class A shares' yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio for the 30 days ended 3/31/04. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Money funds attempt to maintain a stable net asset value of $1.00 per share, while shares of Franklin U.S. Government Securities Fund will fluctuate with market conditions. The Lipper GNMA Funds Average is an average of the monthly SEC yields of 66 funds in the Lipper GNMA Funds classification for the 30 days ended 3/31/04. The Lipper Money Market Funds Average is an average of the monthly SEC yields of 351 funds in the Lipper Money Market Funds classification for the 30 days ended 3/31/04.
Lipper averages do not include sales charges.




2. Sources: Standard & Poor's Micropal; Lipper Inc. The Lehman Brothers Intermediate U.S. Government Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than 10 years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. The Lipper GNMA Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe. Lipper GNMA Funds are defined as funds that invest primarily in government national mortgage association securities. For the six-month period ended 3/31/04, there were 66 funds in this category. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Bureau of Labor Statistics.
4. Source: Bureau of Economic Analysis.



24 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin U.S. Government Securities Fund
10/1/03-3/31/04

--------------------------------------------------------------------------------
                                    DIVIDEND PER SHARE
                ----------------------------------------------------------------
   MONTH         CLASS A     CLASS B      CLASS C       CLASS R    ADVISOR CLASS
--------------------------------------------------------------------------------
   October      2.98 cents   2.70 cents   2.67 cents   2.79 cents   3.05 cents
--------------------------------------------------------------------------------
   November     2.98 cents   2.70 cents   2.67 cents   2.79 cents   3.05 cents
--------------------------------------------------------------------------------
   December**   4.20 cents   3.90 cents   3.91 cents   3.98 cents   4.27 cents
--------------------------------------------------------------------------------
   January      2.98 cents   2.68 cents   2.69 cents   2.76 cents   3.06 cents
--------------------------------------------------------------------------------
   February     2.98 cents   2.68 cents   2.69 cents   2.76 cents   3.05 cents
--------------------------------------------------------------------------------
   March        2.98 cents   2.68 cents   2.67 cents   2.77 cents   3.04 cents
--------------------------------------------------------------------------------
   TOTAL       19.10 CENTS  17.34 CENTS  17.30 CENTS  17.85 CENTS  19.52 CENTS
--------------------------------------------------------------------------------

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes an additional 1.22 cent distribution to meet excise tax requirements.



INVESTMENT STRATEGY

We seek to invest primarily in GNMA (Ginnie Mae) obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund's short-term investments include short-term government securities and cash or cash equivalents.


MANAGERS' DISCUSSION

During the period under review, we continued our investment strategy of investing primarily in GNMAs because our research shows that over the past 5-, 10- and 15-year time periods, GNMAs have offered attractive risk-adjusted returns when compared with a variety of asset classes including U.S. Treasuries, Agency debentures, investment grade and high yield corporate bonds, and large capitalization and small capitalization stocks. These time periods include multiple credit, prepayment, economic and interest rate cycles.

During the six months under review, we used our research to uncover areas of the markets where we thought mortgage risk may have offered value. In the recent interest rate environment, we looked to add to those positions with valuations that we considered attractive, consistent with our investment strategy. In terms of coupon, we invested across a wide spectrum of securities. With the overall interest rate decline during the reporting period, the Ginnie Mae market generally rose in value; consequently, our holdings provided positive total returns for the Fund.






                                                          Semiannual Report | 25

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years to come.



[PHOTO]

/S/Jack Lemein

Jack Lemein



[PHOTO]

/S/Roger A. Bayston

Roger A. Bayston, CFA


[PHOTO]

/S/T. Anthony Coffey

T. Anthony Coffey, CFA


Portfolio Management Team
Franklin U.S. Government Securities Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


26 | Semiannual Report

Performance Summary as of 3/31/04

FRANKLIN U.S. GOVERNMENT SECURITIES FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           3/31/04          9/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.05            $6.76             $6.81
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1910
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           3/31/04          9/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.05            $6.75             $6.80
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1734
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           3/31/04          9/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.05            $6.73             $6.78
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1730
--------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           3/31/04          9/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.05            $6.76             $6.81
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1785
--------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE           3/31/04          9/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.06            $6.77             $6.83
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1952
--------------------------------------------------------------------------------------------------



    Semiannual Report | Past performance does not guarantee future results. | 27

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 0% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +2.12%         +2.56%           +33.81%          +92.07%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -2.19%         -1.81%            +5.09%           +6.28%
------------------------------------------------------------------------------------------------------
     Distribution Rate 3                         5.07%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 4                 3.96%
------------------------------------------------------------------------------------------------------
CLASS B                                 6-MONTH         1-YEAR            5-YEAR   INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +1.85%         +2.03%           +30.22%          +30.89%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          -2.12%         -1.85%            +5.10%           +5.11%
------------------------------------------------------------------------------------------------------
     Distribution Rate 3                         4.76%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 4                 3.61%
------------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +1.85%         +2.03%           +30.26%          +71.22%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +0.86%         +1.06%            +5.43%           +6.21%
------------------------------------------------------------------------------------------------------
     Distribution Rate 3                         4.76%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 4                 3.61%
------------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR   INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +1.93%            +2.19%          +11.60%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +0.94%            +1.22%           +5.02%
------------------------------------------------------------------------------------------------------
     Distribution Rate 3                         4.92%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 4                 3.75%
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 5                       6-MONTH         1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +2.03%         +2.54%           +34.74%          +94.36%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +2.03%         +2.54%            +6.14%           +6.87%
------------------------------------------------------------------------------------------------------
     Distribution Rate 3                         5.39%
------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 4                 4.27%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




28 | Past performance does not guarantee future results. | Semiannual Report

ENDNOTES


THE FUND'S SHARE PRICE AND YIELD MAY BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. SECURITIES OWNED BY THE FUND, BUT NOT SHARES OF THE FUND, ARE GUARANTEED BY THE U.S. GOVERNMENT AS TO TIMELY PAYMENT OF PRINCIPAL AND INTEREST. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Prior to 7/1/94, these shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to a limited class of investors.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/04.

4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/04.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +58.95% and +6.60%.


    Semiannual Report | Past performance does not guarantee future results. | 29

Franklin Utilities Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Utilities Fund seeks both capital appreciation and current income from a portfolio of public utility industry securities.



This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2004.


PERFORMANCE OVERVIEW

For the six months under review, Franklin Utilities Fund - Class A delivered a +13.66% cumulative total return. The Fund underperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 14.07% for the same period.1 Given that the Fund invests in only a few sectors within the S&P 500, the Fund's results are not directly comparable to the index's. You can find the Fund's performance data in the Performance Summary beginning on page 33.


ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2004, the U.S. economy strengthened. Driven by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S.-made goods and services in nearly 20 years. Annualized gross domestic product (GDP) growth surged 8.2% in the third quarter of 2003 and rose 4.1% in the fourth quarter. This trend continued in early 2004, and first quarter GDP increased an estimated annualized 4.2%. During the period, the U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited many U.S. companies and contributed to corporate profit improvements. Business and consumer sentiment rose in early 2004. Consumer spending, however, was constrained by slow wage growth and heavy indebtedness.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth. Unemployment generally decreased during most of the reporting period, and monthly unemployment figures for November 2003 through March 2004 were below 6%. Inflation remained in check during the period, despite higher energy prices stemming from rising global demand, less supply from oil-producing countries and a lower U.S. dollar, which made imported oil more expensive in U.S.-dollar terms.


PORTFOLIO BREAKDOWN
Franklin Utilities Fund
Based on Total Net Assets as of 3/31/04

[BAR CHART]

Utilities                                   93.1%
Communications                               2.9%
Producer Manufacturing                       2.5%
Electronic Technology                        0.9%
Short-Term Investments & Other Net Assets    0.6%


1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 81.


30 | Semiannual Report

During the period, domestic equity markets continued a rally that began in March 2003. Data showing robust economic growth and improving corporate balance sheets seemed to increase investor confidence in the stock markets. The S&P 500 rose 14.07% for the six months under review, while the technology-heavy NASDAQ Composite Index gained 11.94%.2 As economic data improved, some interest rates increased in fall 2003. However, lack of job creation sparked concerns about the strength of economic recovery, which contributed to an interest rate decline by the end of the period. For example, the 10-year Treasury note yielded 3.96% on September 30, 2003, reached a peak of 4.49% on November 10, 2003, then declined to 3.86% by March 31, 2004.


INVESTMENT STRATEGY

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.


MANAGER'S DISCUSSION

Electric utility companies experienced significant changes in recent years related to competition implementation. Several states that were moving toward deregulation in the past considered slowing or reversing that process. Ohio and Virginia are two examples of states that delayed electric utility competition to better understand the transitioning marketplace. California's new governor also gave high priority to analyzing competition and ensuring adequate reliability of electricity.

We acquired new positions in two California utilities, PG&E and Edison International, during the reporting period. Both companies generated positive returns by period-end as their outlook has improved since the 2000-2001 California energy crisis. Edison recently reinstated quarterly dividends, and PG&E could exit from Chapter 11 bankruptcy in April. Another western electric utility, Sierra Pacific Resources, was one of the Fund's top performers during the period. Despite Sierra Pacific's strong performance, we continued to hold this stock because the company's share price remained at a significant discount to its December 2003 book value. National Grid Transco and Scottish & Southern Energy also performed well. These holdings, along with our other U.K.-based utility holdings, delivered enhanced returns due to the British pound's appreciation against the U.S. dollar.






TOP 10 HOLDINGS
Franklin Utilities Fund
3/31/04

-----------------------------------------------
  % OF TOTAL
  COMPANY                          NET ASSETS
-----------------------------------------------
  FirstEnergy Corp.                      5.1%
-----------------------------------------------
  Dominion Resources Inc.                4.8%
-----------------------------------------------
  Entergy Corp.                          4.6%
-----------------------------------------------
  FPL Group Inc.                         4.3%
-----------------------------------------------
  American Electric Power Co. Inc.       4.2%
-----------------------------------------------
  Exelon Corp.                           4.1%
-----------------------------------------------
  Progress Energy Inc.                   3.8%
-----------------------------------------------
  Southern Co.                           3.5%
-----------------------------------------------
  TXU Corp.                              3.4%
-----------------------------------------------
  United Utilities PLC (U.K.)            3.4%
-----------------------------------------------


2. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.



                                                          Semiannual Report | 31

Given the low interest rate environment during the period under review, all our utilities holdings posted positive performance. However, Puget Energy and Nicor produced lower results. A rate case decision in Washington negatively impacted Puget Energy, and Nicor faced regulatory investigations in Illinois. Based on our long-term investment strategy, we continued to hold these two companies as we believed their long-term prospects were attractive.

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.



[PHOTO]

/S/John C. Kohli, CFA

John C. Kohli, CFA

Portfolio Manager
Franklin Utilities Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



32 | Semiannual Report

Performance Summary as of 3/31/04

FRANKLIN UTILITIES FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           3/31/04          9/30/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.99             $9.79            $8.80
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2020
---------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           3/31/04          9/30/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.99             $9.79            $8.80
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1796
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           3/31/04          9/30/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.99             $9.77            $8.78
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1800
---------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           3/31/04          9/30/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.99             $9.78            $8.79
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1861
---------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE           3/31/04          9/30/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.99             $9.83            $8.84
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (10/1/03-3/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2086
---------------------------------------------------------------------------------------------------



    Semiannual Report | Past performance does not guarantee future results. | 33

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +13.66%        +29.86%           +40.14%         +118.19%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +8.83%        +24.34%            +6.06%           +7.65%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,883        $12,434           $13,418          $20,895
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.95%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5                 3.80%
-----------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +13.39%        +29.29%           +36.80%          +21.19%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +9.39%        +25.29%            +6.15%           +3.59%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,939        $12,529           $13,480          $12,031
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.67%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5                 3.45%
-----------------------------------------------------------------------------------------------------
CLASS C                                 6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +13.42%        +29.19%           +36.63%         +100.52%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +12.42%        +28.19%            +6.44%           +8.11%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $11,242        $12,819           $13,663          $20,052
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.69%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5                 3.45%
-----------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +13.48%           +29.33%          +10.53%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +12.48%           +28.33%           +4.57%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $11,248           $12,833          $11,053
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         3.80%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5                 3.60%
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS 6                       6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +13.67%        +30.06%           +41.13%         +122.91%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +13.67%        +30.06%            +7.13%           +8.35%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $11,367        $13,006           $14,113          $22,291
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                         4.25%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5                 4.10%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



34 | Past performance does not guarantee future results. | Semiannual Report

ENDNOTES


SECURITIES ISSUED BY UTILITY COMPANIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. WHEN INTEREST RATES FALL, UTILITY SECURITIES PRICES TEND TO RISE; WHEN INTEREST RATES RISE, THEIR PRICES GENERALLY FALL. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Prior to 7/1/94, these shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. Distribution rate is based on an annualization of the respective class's current quarterly dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/04.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/04.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +70.47% and +7.64%.


    Semiannual Report | Past performance does not guarantee future results. | 35

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS


FRANKLIN DYNATECH FUND

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       MARCH 31, 2004              YEAR ENDED SEPTEMBER 30,
CLASS A                                                  (UNAUDITED)     2003        2002        2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............         $20.17      $15.37      $18.76      $28.60      $23.11      $17.84
                                                     -------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)a ...................           (.04)       (.06)        .03         .44         .56         .37

 Net realized and unrealized gains (losses) ......           2.62        4.86       (3.11)      (9.70)       5.30        5.14
                                                     -------------------------------------------------------------------------
Total from investment operations .................           2.58        4.80       (3.08)      (9.26)       5.86        5.51
                                                     -------------------------------------------------------------------------

Less distributions from:

 Net investment income ...........................             --          --        (.29)       (.58)       (.37)       (.24)

 Tax return of capital ...........................             --          --        (.02)         --          --          --
                                                     -------------------------------------------------------------------------
Total distributions ..............................             --          --        (.31)       (.58)       (.37)       (.24)
                                                     -------------------------------------------------------------------------
Net asset value, end of period ...................         $22.75      $20.17      $15.37      $18.76      $28.60      $23.11
                                                     -------------------------------------------------------------------------

Total return b ...................................          12.79%      31.23%     (16.83)%    (32.86)%     25.57%      31.15%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................       $647,615    $558,687    $413,309    $530,074    $809,140    $499,471

Ratios to average net assets:

 Expenses ........................................            .97%c      1.04%       1.00%        .95%        .94%       1.00%

 Net investment income (loss) ....................           (.38)%c     (.40)%       .13%       1.93%       1.98%       1.70%

Portfolio turnover rate ..........................           1.51%      13.68%       8.11%       4.07%       5.45%       6.49%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.



36 | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN DYNATECH FUND (CONTINUED)

                                                                ---------------------------------------------------------------
                                                                 SIX MONTHS ENDED
                                                                  MARCH 31, 2004           YEAR ENDED SEPTEMBER 30,
CLASS B                                                             (UNAUDITED)      2003        2002        2001        2000 D
                                                                ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................         $19.79      $15.20      $18.57      $28.45      $28.05
                                                                ---------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............................           (.12)       (.25)    (.12)        .25            .28

 Net realized and unrealized gains (losses) ..................           2.57        4.84       (3.08)      (9.62)        .12
                                                                ---------------------------------------------------------------
Total from investment operations .............................           2.45        4.59       (3.20)      (9.37)        .40
                                                                ---------------------------------------------------------------

Less distributions from:

 Net investment income .......................................             --          --        (.16)       (.51)         --

 Tax return of capital .......................................             --          --        (.01)         --          --
                                                                ---------------------------------------------------------------
Total distributions ..........................................             --          --        (.17)       (.51)         --
                                                                ---------------------------------------------------------------
Net asset value, end of period ...............................         $22.24      $19.79      $15.20      $18.57      $28.45
                                                                ---------------------------------------------------------------

Total return b ...............................................          12.32%      30.20%     (17.51)%    (33.37)%      1.43%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............................        $16,471     $10,406      $5,066      $5,473      $4,749

Ratios to average net assets:

 Expenses ....................................................           1.72%c      1.79%       1.75%       1.70%       1.73%c

 Net investment income (loss) ................................          (1.13)%c    (1.15)%      (.62)%      1.13%       1.43%c

Portfolio turnover rate ......................................           1.51%      13.68%       8.11%       4.07%       5.45%



a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period February 1, 2000 (effective date) to September 30, 2000.




                                                          Semiannual Report | 37

Franklin Custodian Funds, Inc.

FRANKLIN DYNATECH FUND (CONTINUED)

                                                    --------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      MARCH 31, 2004                   YEAR ENDED SEPTEMBER 30,
CLASS C                                                 (UNAUDITED)      2003        2002        2001        2000        1999
                                                    --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............         $19.59      $15.04      $18.34      $27.95      $22.64      $17.53
                                                    --------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..................           (.12)       (.25)    (.11)        .27         .34         .22

 Net realized and unrealized gains (losses) ......           2.54        4.80       (3.05)      (9.50)       5.21        5.05
                                                    --------------------------------------------------------------------------
Total from investment operations .................           2.42        4.55       (3.16)      (9.23)       5.55        5.27
                                                    --------------------------------------------------------------------------

Less distributions from:

 Net investment income ...........................             --          --        (.13)       (.38)       (.24)       (.16)

 Tax return of capital ...........................             --          --        (.01)         --          --          --
                                                    --------------------------------------------------------------------------
Total distributions ..............................             --          --        (.14)       (.38)       (.24)       (.16)
                                                    --------------------------------------------------------------------------
Net asset value, end of period ...................         $22.01      $19.59      $15.04      $18.34      $27.95      $22.64
                                                    --------------------------------------------------------------------------

Total return b ...................................          12.35%      30.25%     (17.48)%    (33.36)%     24.65%      30.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................        $78,645     $66,952     $51,809     $77,204    $126,313     $73,890

Ratios to average net assets:

 Expenses ........................................           1.72%c      1.79%       1.74%       1.70%       1.69%       1.75%

 Net investment income (loss) ....................          (1.13)%c    (1.15)%      (.61)%      1.19%       1.23%       1.00%

Portfolio turnover rate ..........................           1.51%      13.68%       8.11%       4.07%       5.45%       6.49%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.


38 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN DYNATECH FUND                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 94.7%
  AIR FREIGHT/COURIERS 1.9%
  C.H. Robinson Worldwide Inc. ............................................................      100,000      $  4,150,000
  United Parcel Service Inc., B ...........................................................      140,000         9,777,600
                                                                                                              -------------
                                                                                                                13,927,600
                                                                                                              -------------

  BIOTECHNOLOGY 8.0%
a Amgen Inc. ..............................................................................      300,000        17,451,000
a Chiron Corp. ............................................................................      150,000         6,601,500
a Genentech Inc. ..........................................................................      290,000        30,687,800
a Gilead Sciences Inc. ....................................................................       80,000         4,461,600
                                                                                                              -------------
                                                                                                                59,201,900
                                                                                                              -------------
  BROADCASTING 1.5%
  Clear Channel Communications Inc. .......................................................      200,000         8,470,000
a Entercom Communications Corp. ...........................................................       60,000         2,716,200
                                                                                                              -------------
                                                                                                                11,186,200
                                                                                                              -------------

  CABLE/SATELLITE TELEVISION 1.1%
a Comcast Corp., A ........................................................................      170,000         4,739,600
a Liberty Media Corp., A ..................................................................      300,000         3,285,000
                                                                                                              -------------
                                                                                                                 8,024,600
                                                                                                              -------------

  CASINOS/GAMING 4.2%
  GTECH Holdings Corp. ....................................................................       70,000         4,139,800
  International Game Technology ...........................................................      600,000        26,976,000
                                                                                                              -------------
                                                                                                                31,115,800
                                                                                                              -------------

  CHEMICALS: SPECIALTY .9%
  Sigma-Aldrich Corp. .....................................................................      125,000         6,917,500
                                                                                                              -------------

  COMPUTER COMMUNICATIONS 2.4%
a Cisco Systems Inc. ......................................................................      720,000        16,934,400
a F5 Networks Inc. ........................................................................       30,000         1,015,500
                                                                                                              -------------
                                                                                                                17,949,900
                                                                                                              -------------

  COMPUTER PERIPHERALS .8%
a EMC Corp. ...............................................................................      240,000         3,266,400
a Storage Technology Corp. ................................................................       95,000         2,643,850
                                                                                                              -------------
                                                                                                                 5,910,250
                                                                                                              -------------

  COMPUTER PROCESSING HARDWARE 2.0%
a Dell Inc. ...............................................................................      145,000         4,874,900
  Hewlett-Packard Co. .....................................................................      450,862        10,297,688
                                                                                                              -------------
                                                                                                                15,172,588
                                                                                                              -------------




                                                          Semiannual Report | 39

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN DYNATECH FUND                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  DATA PROCESSING SERVICES 4.2%
a Computer Sciences Corp. .................................................................      190,000    $    7,662,700
  First Data Corp. ........................................................................      300,000        12,648,000
  Paychex Inc. ............................................................................      300,000        10,680,000
                                                                                                              -------------
                                                                                                                30,990,700
                                                                                                              -------------

  ELECTRONIC COMPONENTS .2%
a Flextronics International Ltd. (Singapore) ..............................................      100,000         1,722,000
                                                                                                              -------------

  ELECTRONIC EQUIPMENT/INSTRUMENTS 3.7%
a Agilent Technologies Inc. ...............................................................      300,000         9,489,000
a JDS Uniphase Corp. ......................................................................      350,000         1,424,500
  Rockwell Automation Inc. ................................................................      250,000         8,667,500
a Waters Corp. ............................................................................      200,000         8,168,000
                                                                                                              -------------
                                                                                                                27,749,000
                                                                                                              -------------

  ELECTRONIC PRODUCTION EQUIPMENT 4.9%
a Applied Materials Inc. ..................................................................      500,000        10,690,000
a KLA-Tencor Corp. ........................................................................      200,000        10,070,000
a Lam Research Corp. ......................................................................      150,000         3,781,500
a Novellus Systems Inc. ...................................................................      100,000         3,179,000
a Teradyne Inc. ...........................................................................      200,000         4,766,000
a Varian Semiconductor Equipment Associates Inc. ..........................................      100,000         4,200,000
                                                                                                              -------------
                                                                                                                36,686,500
                                                                                                              -------------

  ELECTRONICS/APPLIANCE STORES .7%
  Best Buy Co. Inc. .......................................................................      100,000         5,172,000
                                                                                                              -------------

  FINANCIAL CONGLOMERATES 1.3%
  Citigroup Inc. ..........................................................................      190,000         9,823,000
                                                                                                              -------------

  HOUSEHOLD/PERSONAL CARE .6%
  Estee Lauder Cos. Inc., A ...............................................................      100,000         4,434,000
                                                                                                              -------------

  INDUSTRIAL CONGLOMERATES .4%
  Tyco International Ltd. .................................................................      100,000         2,865,000
                                                                                                              -------------

  INFORMATION TECHNOLOGY SERVICES 2.8%
a Cognizant Technology Solutions Corp., A .................................................       50,000         2,262,500
  International Business Machines Corp. ...................................................      200,000        18,368,000
                                                                                                              -------------

                                                                                                                20,630,500
                                                                                                              -------------

  INSURANCE BROKERS/SERVICES .6%
a ChoicePoint Inc. ........................................................................      120,000         4,563,600
                                                                                                              -------------




40 | Semiannual Report

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN DYNATECH FUND                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  INTERNET RETAIL .8%
a Amazon.com Inc. .........................................................................      100,000    $    4,328,000
a Interactive Corp. .......................................................................       50,000         1,579,500
                                                                                                              -------------
                                                                                                                 5,907,500
                                                                                                              -------------

  INTERNET SOFTWARE/SERVICES 1.7%
a Check Point Software Technologies Ltd. (Israel) .........................................      100,000         2,277,000
a Yahoo! Inc. .............................................................................      210,000        10,203,900
                                                                                                              -------------
                                                                                                                12,480,900
                                                                                                              -------------

  MAJOR PHARMACEUTICALS 4.5%
  Bristol-Myers Squibb Co. ................................................................      150,000         3,634,500
  Johnson & Johnson Inc. ..................................................................      130,000         6,593,600
  Merck & Co. Inc. ........................................................................      150,000         6,628,500
  Pfizer Inc. .............................................................................      470,000        16,473,500
                                                                                                              -------------
                                                                                                                33,330,100
                                                                                                              -------------

  MANAGED HEALTH CARE 2.9%
  UnitedHealth Group Inc. .................................................................      340,000        21,909,600
                                                                                                              -------------

  MEDIA CONGLOMERATES 1.4%
  News Corp. Ltd., ADR (Australia) ........................................................      150,000         5,397,000
a Time Warner Inc. ........................................................................      280,000         4,720,800
                                                                                                              -------------
                                                                                                                10,117,800
                                                                                                              -------------

  MEDICAL DISTRIBUTORS .7%
  McKesson Corp. ..........................................................................      175,000         5,265,750
                                                                                                              -------------

  MEDICAL SPECIALTIES 6.5%
  Alcon Inc. (Switzerland) ................................................................      150,000         9,495,000
  Medtronic Inc. ..........................................................................      275,000        13,131,250
a Steris Corp. ............................................................................       75,000         1,935,000
  Stryker Corp. ...........................................................................      140,000        12,394,200
a Varian Medical Systems Inc. .............................................................       10,000           863,100
a Zimmer Holdings Inc. ....................................................................      140,000        10,329,200
                                                                                                              -------------
                                                                                                                48,147,750
                                                                                                              -------------

  OILFIELD SERVICES/EQUIPMENT .9%
  Schlumberger Ltd. .......................................................................      100,000         6,385,000
                                                                                                              -------------

  OTHER CONSUMER SERVICES 4.4%
a Apollo Group Inc., A ....................................................................       40,000         3,444,400
a eBay Inc. ...............................................................................      420,000        29,118,600
                                                                                                              -------------
                                                                                                                32,563,000
                                                                                                              -------------




                                                          Semiannual Report | 41

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN DYNATECH FUND                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  OTHER PHARMACEUTICALS 1.3%
  Teva Pharmaceutical Industries Ltd., ADR (Israel) .......................................      150,000      $  9,511,500
                                                                                                              -------------
  PACKAGED SOFTWARE 8.0%
  Adobe Systems Inc. ......................................................................      260,000        10,251,800
a Cognos Inc. (Canada) ....................................................................       75,000         2,329,500
a Intuit Inc. .............................................................................      230,000        10,322,400
  Microsoft Corp. .........................................................................      950,000        23,721,500
a Oracle Corp. ............................................................................      220,000         2,642,200
a Symantec Corp. ..........................................................................      220,000        10,186,000
                                                                                                              -------------
                                                                                                                59,453,400
                                                                                                              -------------

  RECREATIONAL PRODUCTS 2.3%
a Electronic Arts Inc. ....................................................................      320,000        17,267,200
                                                                                                              -------------

  SEMICONDUCTORS 12.4%
  Analog Devices Inc. .....................................................................      300,000        14,403,000
a Broadcom Corp., A .......................................................................      125,000         4,896,250
  Intel Corp. .............................................................................    1,150,000        31,280,000
a International Rectifier Corp. ...........................................................      180,000         8,278,200
  Intersil Corp. ..........................................................................      100,000         2,229,000
  Linear Technology Corp. .................................................................      400,000        14,808,000
  Microchip Technology Inc. ...............................................................      150,000         3,984,000
a Xilinx Inc. .............................................................................      320,000        12,160,000
                                                                                                              -------------
                                                                                                                92,038,450
                                                                                                              -------------

  TELECOMMUNICATIONS EQUIPMENT 4.7%
  Motorola Inc. ...........................................................................      680,750        11,981,200
  Nokia Corp., ADR (Finland) ..............................................................      330,000         6,692,400
  QUALCOMM Inc. ...........................................................................      240,000        15,940,800
                                                                                                              -------------
                                                                                                                34,614,400
                                                                                                              -------------

  TOTAL COMMON STOCKS (COST $504,547,035) .................................................                    703,034,988
                                                                                                              -------------

  SHORT TERM INVESTMENT (COST $37,155,070) 5.0%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ...........................   37,155,070        37,155,070
                                                                                                              -------------

  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $541,702,105) .......................                    740,190,058
                                                                                                              -------------




42 | Semiannual Report

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN DYNATECH FUND                                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT (COST $2,351,143) .3%
c Joint Repurchase Agreement, 1.010%, 4/01/04 (Maturity Value $2,351,209) .................  $ 2,351,143      $  2,351,143
    ABN AMRO Bank, N.V., New York Branch (Maturity Value $232,934)
    Banc of America Securities LLC (Maturity Value $109,637)
    Barclays Capital Inc. (Maturity Value $232,934)
    Bear, Stearns & Co. Inc. (Maturity Value $109,637)
    BNP Paribas Securities Corp. (Maturity Value $232,934)
    Deutsche Bank Securities Inc. (Maturity Value $232,934)
    Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $109,637)
    Goldman, Sachs & Co. (Maturity Value $232,934)
    Greenwich Capital Markets Inc. (Maturity Value $158,826)
    Lehman Brothers Inc. (Maturity Value $232,934)
    Morgan Stanley & Co. Inc. (Maturity Value $232,934)
    UBS Securities LLC  (Maturity Value $232,934)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
      U.S. Government Agency Securities
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $544,053,248) 100.0% ............................................                    742,541,201
  OTHER ASSETS, LESS LIABILITIES ..........................................................                        189,974
                                                                                                              -------------

  NET ASSETS 100.0% .......................................................................                   $742,731,175
                                                                                                              -------------



a Non-income producing.
b See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.
c See Note 1(c) regarding repurchase agreements.




                      Semiannual Report | See notes to financial statements.| 43

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS


FRANKLIN GROWTH FUND

                                            ----------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                             MARCH 31, 2004                        YEAR ENDED SEPTEMBER 30,
CLASS A                                        (UNAUDITED)        2003          2002          2001         2000          1999
                                            ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)
Net asset value, beginning of period .....        $26.87        $22.02        $27.81        $36.91      $33.21         $28.58
                                            ----------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .................           .03           .08           .07           .23          .45           .39

 Net realized and unrealized gains
 (losses) ................................          3.45          4.81         (5.65)        (7.26)        3.96          4.89
                                            ----------------------------------------------------------------------------------
Total from investment operations .........          3.48          4.89         (5.58)        (7.03)        4.41          5.28
                                            ----------------------------------------------------------------------------------

Less distributions from:

 Net investment income ...................          (.03)         (.04)         (.16)         (.40)        (.45)         (.44)

 Net realized gains ......................            --            --          (.05)        (1.67)     (.26)            (.21)
                                            ----------------------------------------------------------------------------------
Total distributions ......................          (.03)         (.04)         (.21)        (2.07)     (.71)            (.65)
                                            ----------------------------------------------------------------------------------
Net asset value, end of period ...........        $30.32        $26.87        $22.02        $27.81       $36.91        $33.21
                                            ----------------------------------------------------------------------------------

Total return b ...........................         12.95%        22.27%       (20.35)%      (20.12)%      13.53%        18.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........    $1,572,475    $1,433,742    $1,249,745    $1,657,387   $2,149,928    $2,119,740

Ratios to average net assets:

 Expenses ................................          1.00%c        1.06%          .96%          .91%         .93%          .89%

 Net investment income ...................           .17%c         .31%          .24%          .69%        1.27%         1.19%

Portfolio turnover rate ..................           .85%         5.12%         2.16%          .29%        8.12%         3.74%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.




44 | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN GROWTH FUND (CONTINUED)

                                                     --------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        MARCH 31, 2004                 YEAR ENDED SEPTEMBER 30,
CLASS B                                                  (UNAUDITED)     2003        2002        2001        2000        1999 D
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............         $26.32      $21.70      $27.46      $36.54      $33.03      $31.45
                                                     --------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..................           (.08)       (.11)       (.14)       (.03)        .16         .14

 Net realized and unrealized gains (losses) ......           3.38        4.73       (5.57)      (7.18)       3.96        1.44
                                                     --------------------------------------------------------------------------
Total from investment operations .................           3.30        4.62       (5.71)      (7.21)       4.12        1.58
                                                     --------------------------------------------------------------------------

Less distributions from:

 Net investment income ...........................            --          --          --        (.20)        (.35)         --

 Net realized gains ..............................            --          --        (.05)       (1.67)       (.26)         --
                                                     --------------------------------------------------------------------------
Total distributions ..............................            --          --        (.05)       (1.87)       (.61)         --
                                                     --------------------------------------------------------------------------
Net asset value, end of period ...................         $29.62      $26.32      $21.70      $27.46      $36.54      $33.03
                                                     --------------------------------------------------------------------------

Total return b ...................................          12.54%      21.29%     (20.90)%    (20.74)%     12.68%       5.02%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................       $121,984    $103,499     $75,141     $66,095     $38,353     $17,271

Ratios to average net assets:

 Expenses ........................................           1.75%c      1.81%       1.71%       1.66%       1.68%       1.65%c

 Net investment income (loss) ....................           (.58)%c     (.44)%      (.51)%      (.10)%       .45%        .57%c

Portfolio turnover rate ..........................            .85%       5.12%       2.16%        .29%       8.12%       3.74%



a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period January 1, 1999 (effective date) to September 30, 1999.





                                                          Semiannual Report | 45

Franklin Custodian Funds, Inc.

FRANKLIN GROWTH FUND (CONTINUED)

                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       MARCH 31, 2004                  YEAR ENDED SEPTEMBER 30,
CLASS C                                                  (UNAUDITED)     2003        2002        2001        2000        1999
                                                      ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $26.09      $21.51      $27.24      $36.19      $32.58      $28.11
                                                      ------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ...................          (.08)       (.11)       (.14)       (.02)        .18         .14

 Net realized and unrealized gains (losses) .......          3.36        4.69       (5.54)      (7.13)       3.91        4.81
                                                      ------------------------------------------------------------------------
Total from investment operations ..................          3.28        4.58       (5.68)      (7.15)       4.09        4.95
                                                      ------------------------------------------------------------------------
Less distributions from:

 Net investment income ............................            --          --          --        (.13)       (.22)       (.27)

 Net realized gains ...............................            --          --        (.05)      (1.67)       (.26)       (.21)
                                                      ------------------------------------------------------------------------
Total distributions ...............................            --          --        (.05)      (1.80)       (.48)       (.48)
                                                      ------------------------------------------------------------------------
Net asset value, end of period ....................        $29.37      $26.09      $21.51      $27.24      $36.19      $32.58
                                                      ------------------------------------------------------------------------

Total return b ....................................         12.53%      21.29%     (20.92)%    (20.72)%     12.71%      17.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................      $283,343    $259,169    $232,307    $310,650    $374,483    $362,216

Ratios to average net assets:

 Expenses .........................................          1.75%c      1.82%       1.70%       1.66%       1.68%       1.65%

 Net investment income (loss) .....................          (.58)%c     (.45)%      (.51)%      (.06)%       .52%        .45%

Portfolio turnover rate ...........................           .85%       5.12%       2.16%        .29%       8.12%       3.74%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.



46 | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN GROWTH FUND (CONTINUED)

                                                                   ---------------------------------------
                                                                   SIX MONTHS ENDED      YEAR ENDED
                                                                    MARCH 31, 2004      SEPTEMBER 30,
CLASS R                                                               (UNAUDITED)      2003        2002 D
                                                                   ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................        $26.74      $21.98      $31.59
                                                                   ---------------------------------------

Income from investment operations:

 Net investment income (loss)a ..................................          (.01)         --          --

 Net realized and unrealized gains (losses) .....................          3.44        4.81       (9.61)
                                                                   ---------------------------------------
Total from investment operations ................................          3.43        4.81       (9.61)
                                                                   ---------------------------------------
Less distributions from net investment income ...................            --        (.05)         --
                                                                   ---------------------------------------
Net asset value, end of period ..................................        $30.17      $26.74      $21.98
                                                                   ---------------------------------------

Total return b ..................................................         12.83%      21.92%     (30.42)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............................       $19,199     $14,755      $2,788

Ratios to average net assets:

 Expenses .......................................................          1.25%c      1.31%       1.21%c

 Net investment income (loss) ...................................          (.08)%c      .06%        .02%c

Portfolio turnover rate .........................................           .85%       5.12%       2.16%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period January 1, 2002 (effective date) to September 30, 2002.





                                                          Semiannual Report | 47

Franklin Custodian Funds, Inc.

FRANKLIN GROWTH FUND (CONTINUED)

                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       MARCH 31, 2004              YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                            (UNAUDITED)     2003        2002        2001        2000        1999
                                                      ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $26.91      $22.06      $27.86      $36.99      $33.27      $28.63
                                                      ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ...........................          .06         .14         .14         .31         .54         .46

 Net realized and unrealized gains (losses) ........         3.45        4.82       (5.65)      (7.28)       3.97        4.90
                                                      ------------------------------------------------------------------------
Total from investment operations ...................         3.51        4.96       (5.51)      (6.97)       4.51        5.36
                                                      ------------------------------------------------------------------------
Less distributions from:

 Net investment income .............................         (.09)       (.11)       (.24)       (.49)       (.53)       (.51)

 Net realized gains ................................           --          --        (.05)      (1.67)       (.26)       (.21)
                                                      ------------------------------------------------------------------------
Total distributions ................................         (.09)       (.11)       (.29)      (2.16)       (.79)       (.72)
                                                      ------------------------------------------------------------------------
Net asset value, end of period .....................       $30.33      $26.91      $22.06      $27.86      $36.99      $33.27
                                                      ------------------------------------------------------------------------

Total return b .....................................        13.07%      22.58%     (20.14)%    (19.94)%     13.84%      18.89%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................      $86,791     $41,216     $27,431     $32,498     $39,442     $35,461

Ratios to average net assets:

 Expenses ..........................................          .75%c       .81%        .71%        .66%        .68%        .65%

 Net investment income .............................          .42%c       .56%        .49%        .94%       1.51%       1.41%

Portfolio turnover rate ............................          .85%       5.12%       2.16%        .29%       8.12%       3.74%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.




48 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GROWTH FUND                                                                         SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 99.4%
  COMMERCIAL SERVICES 2.9%
a Dun & Bradstreet Corp. .................................................................       122,000    $    6,527,000
  Equifax Inc. ...........................................................................       400,000        10,328,000
  Moody's Corp. ..........................................................................       244,000        17,275,200
a Robert Half International Inc. .........................................................       300,000         7,086,000
  Sabre Holdings Corp., A ................................................................       800,000        19,848,000
                                                                                                            ---------------
                                                                                                                61,064,200
                                                                                                            ---------------

  CONSUMER DURABLES 2.6%
  Eastman Kodak Co. ......................................................................       500,000        13,085,000
  Harley-Davidson Inc. ...................................................................       200,000        10,668,000
  Hasbro Inc. ............................................................................       600,000        13,050,000
  Mattel Inc. ............................................................................     1,000,000        18,440,000
                                                                                                            ---------------
                                                                                                                55,243,000
                                                                                                            ---------------

  CONSUMER NON-DURABLES 3.0%
  Hershey Foods Corp. ....................................................................       258,200        21,391,870
  International Flavors & Fragrances Inc. ................................................       500,000        17,750,000
  Tootsie Roll Industries Inc. ...........................................................        21,834           798,249
  V.F. Corp. .............................................................................       500,000        23,350,000
                                                                                                            ---------------
                                                                                                                63,290,119
                                                                                                            ---------------

  CONSUMER SERVICES 5.1%
  Carnival Corp. .........................................................................       500,000        22,455,000
  Clear Channel Communications Inc. ......................................................       500,000        21,175,000
  Fairmont Hotels & Resorts Inc. (Canada) ................................................       125,000         3,143,750
a Time Warner Inc. .......................................................................     1,350,000        22,761,000
  Viacom Inc., A .........................................................................       200,000         7,908,000
  Viacom Inc., B .........................................................................       100,000         3,921,000
  The Walt Disney Co. ....................................................................     1,000,000        24,990,000
                                                                                                            ---------------
                                                                                                               106,353,750
                                                                                                            ---------------

  DISTRIBUTION SERVICES 2.7%
  Cardinal Health Inc. ...................................................................       236,250        16,277,625
  Genuine Parts Co. ......................................................................       461,700        15,106,824
  W.W. Grainger Inc. .....................................................................       500,000        24,000,000
                                                                                                            ---------------
                                                                                                                55,384,449
                                                                                                            ---------------

  ELECTRONIC TECHNOLOGY 18.4%
a Agilent Technologies Inc. ..............................................................       400,000        12,652,000
a Apple Computer Inc. ....................................................................       500,000        13,525,000
  Boeing Co. .............................................................................     1,000,000        41,070,000
a Cisco Systems Inc. .....................................................................     1,350,000        31,752,000
a Conexant Systems Inc. ..................................................................       300,000         1,848,000
a Dell Inc. ..............................................................................       500,000        16,810,000
a Dionex Corp. ...........................................................................       250,000        13,200,000
a EMC Corp. ..............................................................................     1,000,000        13,610,000
a Gateway Inc. ...........................................................................       500,000         2,640,000




                                                          Semiannual Report | 49

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GROWTH FUND                                                                         SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ELECTRONIC TECHNOLOGY (CONT.)
  General Dynamics Corp. .................................................................       500,000    $   44,665,000
  Hewlett-Packard Co. ....................................................................     1,116,250        25,495,150
  Intel Corp. ............................................................................       800,000        21,760,000
  Lockheed Martin Corp. ..................................................................       500,000        22,820,000
a Micrel Inc. ............................................................................        25,000           333,750
a Mindspeed Technologies Inc. ............................................................       100,000           653,000
a Mykrolis Corp. .........................................................................       270,725         3,860,538
  Northrop Grumman Corp. .................................................................       500,000        49,210,000
  Raytheon Co. ...........................................................................       600,000        18,804,000
  Rockwell Automation Inc. ...............................................................       100,000         3,467,000
  Rockwell Collins Inc. ..................................................................       100,000         3,161,000
a Sun Microsystems Inc. ..................................................................     1,600,000         6,656,000
  Texas Instruments Inc. .................................................................       515,000        15,048,300
a Waters Corp. ...........................................................................       500,000        20,420,000
                                                                                                            ---------------
                                                                                                               383,460,738
                                                                                                            ---------------

  ENERGY MINERALS 2.1%
  BP PLC, ADR (United Kingdom) ...........................................................       295,200        15,114,240
  Encana Corp. (Canada) ..................................................................       342,000        14,747,040
  Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) .....................................       280,000        13,322,400
                                                                                                            ---------------
                                                                                                                43,183,680
                                                                                                            ---------------

  FINANCE .3%
a ChoicePoint Inc. .......................................................................       160,000         6,084,797
                                                                                                            ---------------

  HEALTH SERVICES .8%
a Caremark RX Inc. .......................................................................        75,625         2,514,531
  IMS Health Inc. ........................................................................       500,000        11,630,000
a Medco Health Solutions Inc. ............................................................        48,240         1,640,160
                                                                                                            ---------------
                                                                                                                15,784,691
                                                                                                            ---------------

  HEALTH TECHNOLOGY 21.6%
  Abbott Laboratories ....................................................................       400,000        16,440,000
a Advanced Medical Optics Inc. ...........................................................        88,888         2,168,867
  Allergan Inc. ..........................................................................       400,000        33,664,000
a Amgen Inc. .............................................................................       932,000        54,214,440
  Baxter International Inc. ..............................................................       500,000        15,445,000
  Bristol-Myers Squibb Co. ...............................................................       640,000        15,507,200
a Edwards Lifesciences Corp. .............................................................        50,000         1,597,500
  Eli Lilly & Co. ........................................................................       400,000        26,760,000
a Genentech Inc. .........................................................................       500,000        52,910,000
  Johnson & Johnson Inc. .................................................................       996,000        50,517,120
  Merck & Co. Inc. .......................................................................       500,000        22,095,000
a Millipore Corp. ........................................................................       400,000        20,552,000



50 | Semiannual Report

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GROWTH FUND                                                                         SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  HEALTH TECHNOLOGY (CONT.)
  Pall Corp. .............................................................................       500,000    $   11,345,000
  Pfizer Inc. ............................................................................     2,000,000        70,100,000
  Schering-Plough Corp. ..................................................................     1,800,000        29,196,000
  Wyeth ..................................................................................       600,000        22,530,000
a Zimmer Holdings Inc. ...................................................................        64,000         4,721,920
                                                                                                            ---------------
                                                                                                               449,764,047
                                                                                                            ---------------

  INDUSTRIAL SERVICES 1.9%
a Ionics Inc. ............................................................................       400,000        11,360,000
  Schlumberger Ltd. ......................................................................       400,000        25,540,000
a Transocean Inc. ........................................................................        77,440         2,159,802
                                                                                                            ---------------
                                                                                                                39,059,802
                                                                                                            ---------------

  PROCESS INDUSTRIES 1.7%
  Air Products & Chemicals Inc. ..........................................................       500,000        25,060,000
  Sigma-Aldrich Corp. ....................................................................       200,000        11,068,000
                                                                                                            ---------------
                                                                                                                36,128,000
                                                                                                            ---------------

  PRODUCER MANUFACTURING 19.6%
  3M Co. .................................................................................       800,000        65,496,000
  American Power Conversion Corp. ........................................................       500,000        11,505,000
  ArvinMeritor Inc. ......................................................................        12,499           247,855
  Avery Dennison Corp. ...................................................................       462,000        28,741,020
a CUNO Inc. ..............................................................................        86,200         3,868,656
  Deere & Co. ............................................................................       300,000        20,793,000
  Emerson Electric Co. ...................................................................       500,000        29,960,000
  Illinois Tool Works Inc. ...............................................................       500,000        39,615,000
  Ingersoll Rand Co., A ..................................................................       501,000        33,892,650
  Johnson Controls Inc. ..................................................................       400,000        23,660,000
  Molex Inc. .............................................................................       146,483         4,451,619
  Molex Inc., A ..........................................................................       146,483         3,814,417
  Teleflex Inc. ..........................................................................       500,000        24,615,000
  Textron Inc. ...........................................................................       525,000        27,903,750
  Thomas & Betts Corp. ...................................................................       500,000        10,910,000
  Tyco International Ltd. ................................................................     1,550,052        44,408,990
  United Technologies Corp. ..............................................................       400,000        34,520,000
                                                                                                            ---------------
                                                                                                               408,402,957
                                                                                                            ---------------

  RETAIL TRADE 1.2%
  Family Dollar Stores Inc. ..............................................................       200,000         7,190,000
a Interactive Corp. ......................................................................       600,200        18,960,318
                                                                                                            ---------------
                                                                                                                26,150,318
                                                                                                            ---------------




                                                          Semiannual Report | 51

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GROWTH FUND                                                                         SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TECHNOLOGY SERVICES 10.4%
  Automatic Data Processing Inc. .........................................................       800,000    $   33,600,000
  Certegy Inc. ...........................................................................       200,000         7,004,000
a Computer Sciences Corp. ................................................................     1,000,000        40,330,000
  International Business Machines Corp. ..................................................       560,000        51,430,400
  Microsoft Corp. ........................................................................     1,000,000        24,970,000
a Oracle Corp. ...........................................................................       500,000         6,005,000
a Sungard Data Systems Inc. ..............................................................       500,000        13,700,000
a Yahoo! Inc. ............................................................................       800,000        38,872,000
                                                                                                            ---------------
                                                                                                               215,911,400
                                                                                                            ---------------

  TRANSPORTATION 5.1%
a Alaska Air Group Inc. ..................................................................       500,000        12,330,000
a AMR Corp. ..............................................................................     1,080,000        13,748,400
a British Airways PLC, ADR (United Kingdom) ..............................................       500,000        25,500,000
  Canadian Pacific Railway Ltd. (Canada) .................................................       250,000         6,045,000
a Continental Airlines Inc., B ...........................................................       500,000         6,265,000
  Delta Air Lines Inc. ...................................................................     1,000,000         7,920,000
  KLM Royal Dutch Airlines, N.Y. shs. (Netherlands) ......................................       500,000        10,385,000
a Northwest Airlines Corp. ...............................................................       500,000         5,055,000
  Providence & Worchester Railroad Co. ...................................................        23,700           225,150
  Southwest Airlines Co. .................................................................        65,200           926,492
  Union Pacific Corp. ....................................................................       300,000        17,946,000
                                                                                                            ---------------
                                                                                                               106,346,042
                                                                                                            ---------------

  TOTAL COMMON STOCKS (COST $1,021,119,747) ..............................................                   2,071,611,990
                                                                                                            ---------------

  SHORT TERM INVESTMENT (COST $19,754,329) 1.0%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ..........................    19,754,329        19,754,329
                                                                                                            ---------------

  TOTAL INVESTMENTS (COST $1,040,874,076) 100.4% .........................................                   2,091,366,319
  OTHER ASSETS, LESS LIABILITIES (.4)% ...................................................                      (7,574,485)
                                                                                                            ---------------

  NET ASSETS 100.0% ......................................................................                  $2,083,791,834
                                                                                                            ---------------



a Non-income producing.
b See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.


52 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS


FRANKLIN INCOME FUND

                                            ----------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                             MARCH 31, 2004                       YEAR ENDED SEPTEMBER 30,
CLASS A                                        (UNAUDITED)        2003          2002          2001         2000          1999
                                            ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)
Net asset value, beginning of period .....         $2.25         $1.90         $2.16         $2.35        $2.23         $2.34
                                            ----------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .................           .06           .14           .14           .17          .18           .17

 Net realized and unrealized gains
 (losses) ................................           .19           .38          (.21)         (.15)         .13          (.09)
                                            ----------------------------------------------------------------------------------
Total from investment operations .........           .25           .52          (.07)          .02          .31           .08
                                            ----------------------------------------------------------------------------------

Less distributions from:

 Net investment income ...................          (.08)         (.16)         (.17)         (.18)        (.18)         (.18)

 Net realized gains ......................          (.01)         (.01)         (.02)         (.03)        (.01)         (.01)
                                            ----------------------------------------------------------------------------------
Total distributions ......................          (.09)         (.17)         (.19)         (.21)        (.19)         (.19)
                                            ----------------------------------------------------------------------------------
Net asset value, end of period ...........         $2.41         $2.25         $1.90         $2.16        $2.35         $2.23
                                            ----------------------------------------------------------------------------------

Total return b ...........................         11.29%        28.12%        (4.18)%         .58%       14.68%         4.02%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........   $12,610,530    $9,640,156    $6,001,117    $5,960,990   $6,083,135    $6,776,804

Ratios to average net assets:

 Expenses ................................           .69%c         .73%          .72%          .73%         .76%          .73%

 Net investment income ...................          5.04%c        6.63%         6.67%         7.54%        8.01%         7.46%

Portfolio turnover rate ..................         20.48%        48.36%        51.16%        28.13%       24.41%        17.35%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.




                                                          Semiannual Report | 53

Franklin Custodian Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN INCOME FUND (CONTINUED)

                                                                   ----------------------------------------
                                                                   SIX MONTHS ENDED       YEAR ENDED
                                                                    MARCH 31, 2004       SEPTEMBER 30,
CLASS B                                                              (UNAUDITED)      2003          2002 D
                                                                   ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................       $2.24        $1.90         $2.15
                                                                   ----------------------------------------

Income from investment operations:

 Net investment income a ........................................         .05          .12           .11

 Net realized and unrealized gains (losses) .....................         .19          .37          (.21)
                                                                   ----------------------------------------
Total from investment operations ................................         .24          .49          (.10)
                                                                   ----------------------------------------
Less distributions from:

 Net investment income ..........................................        (.07)        (.14)         (.13)

 Net realized gains .............................................        (.01)        (.01)         (.02)
                                                                   ----------------------------------------
Total distributions .............................................        (.08)        (.15)         (.15)
                                                                   ----------------------------------------
Net asset value, end of period ..................................       $2.40        $2.24         $1.90
                                                                   ----------------------------------------
Total return b ..................................................       10.86%       26.58%        (5.63)%
                                                                   ----------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............................  $2,965,795   $2,083,783      $558,580

Ratios to average net assets:

 Expenses .......................................................        1.54%c       1.58%         1.57%c

 Net investment income ..........................................        4.19%c       5.78%         6.01%c

Portfolio turnover rate .........................................       20.48%       48.36%        51.16%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period November 1, 2001 (effective date) to September 30, 2002.



54 | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND (CONTINUED)


                                                       ------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        MARCH 31, 2004              YEAR ENDED SEPTEMBER 30,
CLASS B1                                                 (UNAUDITED)     2003        2002        2001        2000        1999 D
                                                       ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $2.25       $1.90       $2.17       $2.35       $2.24       $2.36
                                                       ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ...........................          .05         .13         .13         .16         .17         .12

 Net realized and unrealized gains (losses) ........          .19         .38        (.22)       (.14)        .12        (.11)
                                                       ------------------------------------------------------------------------
Total from investment operations ...................          .24         .51        (.09)        .02         .29         .01
                                                       ------------------------------------------------------------------------

Less distributions from:

 Net investment income .............................         (.07)       (.15)       (.16)       (.17)       (.17)       (.13)

 Net realized gains ................................         (.01)       (.01)       (.02)       (.03)       (.01)         --
                                                       ------------------------------------------------------------------------
Total distributions ................................         (.08)       (.16)       (.18)       (.20)       (.18)       (.13)
                                                       ------------------------------------------------------------------------
Net asset value, end of period .....................        $2.41       $2.25       $1.90       $2.17       $2.35       $2.24
                                                       ------------------------------------------------------------------------

Total return b .....................................        11.00%      27.51%      (4.66)%       .10%      14.09%        .34%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................     $524,313    $495,004    $430,226    $446,245    $140,711     $83,031

Ratios to average net assets:

 Expenses ..........................................         1.19%c      1.23%       1.22%       1.23%       1.26%       1.23%c

 Net investment income .............................         4.54%c      6.13%       6.15%       7.02%       7.49%       7.22%c

Portfolio turnover rate ............................        20.48%      48.36%      51.16%      28.13%      24.41%      17.35%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period January 1, 1999 (effective date) to September 30, 1999.




                                                          Semiannual Report | 55

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND (CONTINUED)


                                              --------------------------------------------------------------------------------
                                              SIX MONTHS ENDED
                                               MARCH 31, 2004                       YEAR ENDED SEPTEMBER 30,
CLASS C                                          (UNAUDITED)      2003          2002          2001         2000          1999
                                              --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)
Net asset value, beginning of period .......       $2.26         $1.91         $2.17         $2.36        $2.24         $2.34
                                              --------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ...................         .05           .13           .13           .16          .17           .16

 Net realized and unrealized gains
 (losses) ..................................         .19           .38          (.21)         (.15)         .13          (.08)
                                              --------------------------------------------------------------------------------
Total from investment operations ...........         .24           .51          (.08)          .01          .30           .08
                                              --------------------------------------------------------------------------------

Less distributions from:

 Net investment income .....................        (.07)         (.15)         (.16)         (.17)        (.17)         (.17)

 Net realized gains ........................        (.01)         (.01)         (.02)         (.03)        (.01)         (.01)
                                              --------------------------------------------------------------------------------
Total distributions ........................        (.08)         (.16)         (.18)         (.20)        (.18)         (.18)
                                              --------------------------------------------------------------------------------
Net asset value, end of period .............       $2.42         $2.26         $1.91         $2.17        $2.36         $2.24
                                              --------------------------------------------------------------------------------

Total return b .............................       10.96%        27.37%        (4.64)%         .09%       14.54%         3.46%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........  $5,531,928    $3,764,372    $1,545,377    $1,080,315     $872,662      $997,438

Ratios to average net assets:

 Expenses ..................................        1.19%c        1.24%         1.21%         1.23%        1.26%         1.23%

 Net investment income .....................        4.54%c        6.12%         6.21%         7.04%        7.51%         6.97%

Portfolio turnover rate ....................       20.48%        48.36%        51.16%        28.13%       24.41%        17.35%



a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.




56 | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND (CONTINUED)

                                                              --------------------------------------
                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               MARCH 31, 2004      SEPTEMBER 30,
CLASS R                                                        (UNAUDITED)        2003        2002 D
                                                              --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................        $2.23       $1.89       $2.18

Income from investment operations:

 Net investment income a ...................................          .06         .13         .10

 Net realized and unrealized gains (losses) ................          .18         .37        (.27)
                                                              --------------------------------------
Total from investment operations ...........................          .24         .50        (.17)
                                                              --------------------------------------

Less distributions from:

 Net investment income .....................................         (.07)       (.15)       (.12)

 Net realized gains ........................................         (.01)       (.01)         --
                                                              --------------------------------------
Total distributions ........................................         (.08)       (.16)       (.12)
                                                              --------------------------------------
Net asset value, end of period .............................        $2.39       $2.23       $1.89
                                                              --------------------------------------

Total return b .............................................        11.21%      27.31%      (8.34)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................      $60,160     $36,417      $6,350

Ratios to average net assets:

 Expenses ..................................................         1.04%c      1.08%       1.07%c

 Net investment income .....................................         4.69%c      6.28%       6.77%c

Portfolio turnover rate ....................................        20.48%      48.36%      51.16%



a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period January 1, 2002 (effective date) to September 30, 2002.




                                                          Semiannual Report | 57

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND (CONTINUED)

                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       MARCH 31, 2004                  YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                            (UNAUDITED)     2003        2002        2001        2000        1999
                                                      ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $2.24       $1.89       $2.16       $2.34       $2.23       $2.34
                                                      ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ...........................          .06         .14         .14         .18         .18         .17

 Net realized and unrealized gains (losses) ........          .19         .38        (.22)       (.15)        .12        (.09)
                                                      ------------------------------------------------------------------------
Total from investment operations ...................          .25         .52        (.08)        .03         .30         .08
                                                      ------------------------------------------------------------------------

Less distributions from:

 Net investment income .............................         (.08)       (.16)       (.17)       (.18)       (.18)       (.18)

 Net realized gains ................................         (.01)       (.01)       (.02)       (.03)       (.01)       (.01)
                                                      ------------------------------------------------------------------------
Total distributions ................................         (.09)       (.17)       (.19)       (.21)       (.19)       (.19)
                                                      ------------------------------------------------------------------------
Net asset value, end of period .....................        $2.40       $2.24       $1.89       $2.16       $2.34       $2.23
                                                      ------------------------------------------------------------------------

Total return b .....................................        11.42%      28.47%      (4.50)%      1.21%      14.90%       3.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................     $458,544     $95,009     $30,737     $22,737     $21,220     $23,891

Ratios to average net assets:

 Expenses ..........................................          .54%c       .58%        .57%        .58%        .61%        .58%

 Net investment income .............................         5.19%c      6.78%       6.85%       7.69%       8.16%       7.60%

Portfolio turnover rate ............................        20.48%      48.36%      51.16%      28.13%      24.41%      17.35%



a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.




58 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INCOME FUND                                                    COUNTRY       SHARES/WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 37.5%
  COMMUNICATIONS 2.2%
  AT&T Corp. ......................................................    United States         5,000,000     $    97,850,000
  BellSouth Corp. .................................................    United States         1,000,000          27,690,000
a NII Holdings Inc., B ............................................    United States           320,232          11,217,727
a NTL Inc. ........................................................    United States           379,020          22,532,739
  SBC Communications Inc. .........................................    United States         5,333,000         130,871,820
a Telecom Argentina Stet - France Telecom SA, B, ADR ..............      Argentina           1,700,000          18,105,000
  Verizon Communications Inc. .....................................    United States         4,583,200         167,470,128
a XO Communications Inc. ..........................................    United States            83,772             417,185
a XO Communications Inc., wts., A, 1/16/10 ........................    United States           167,543             351,840
a XO Communications Inc., wts., B, 1/16/10 ........................    United States           125,656             207,333
a XO Communications Inc., wts., C, 1/16/10 ........................    United States           125,656             144,504
                                                                                                           ----------------
                                                                                                               476,858,276
                                                                                                           ----------------

  CONSUMER DURABLES .5%
  General Motors Corp. ............................................    United States         2,500,000         117,750,000
                                                                                                           ----------------

  CONSUMER NON-DURABLES 1.1%
  Altria Group Inc. ...............................................    United States         3,250,000         176,962,500
  Loews Corp. - Carolina Group ....................................    United States         2,717,500          74,323,625
                                                                                                           ----------------

                                                                                                               251,286,125
                                                                                                           ----------------

  ELECTRONIC TECHNOLOGY .4%
  Lockheed Martin Corp. ...........................................    United States         1,925,600          87,884,384
                                                                                                           ----------------

  ENERGY MINERALS 5.3%
  BP PLC, ADR .....................................................   United Kingdom         3,500,000         179,200,000
a,b Callon Petroleum Company, wts., 12/08/10 ......................    United States         1,537,500           5,677,987
  Canadian Oil Sands Trust ........................................       Canada             6,000,000         203,157,695
  ChevronTexaco Corp. .............................................    United States         2,500,000         219,450,000
  Marathon Oil Corp. ..............................................    United States         4,812,500         162,036,875
a,c Mission Resources Corp. .......................................    United States         3,330,000          10,822,500
  Petroleo Brasileiro SA, ADR .....................................       Brazil             1,600,000          53,600,000
  Royal Dutch Petroleum Co., N.Y. shs. ............................     Netherlands          5,000,000         237,900,000
  Yukos Corp., ADR ................................................       Russia             1,958,000         112,271,720
                                                                                                           ----------------
                                                                                                             1,184,116,777
                                                                                                           ----------------

  FINANCE 2.6%
  Bank of America Corp. ...........................................    United States         2,443,320         197,860,054
  Comerica Inc. ...................................................    United States         3,500,000         190,120,000
  Fifth Third Bancorp .............................................    United States         1,000,000          55,370,000
  JP Morgan Chase & Co. ...........................................    United States         3,250,000         136,337,500
                                                                                                           ----------------
                                                                                                               579,687,554
                                                                                                           ----------------




                                                          Semiannual Report | 59

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INCOME FUND                                                    COUNTRY       SHARES/WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  HEALTH TECHNOLOGY 3.7%
  Bristol-Myers Squibb Co. ........................................    United States        10,000,000     $   242,300,000
  Johnson & Johnson Inc. ..........................................    United States         3,250,000         164,840,000
  Merck & Co. Inc. ................................................    United States         6,700,000         296,073,000
  Pfizer Inc. .....................................................    United States         3,000,000         105,150,000
                                                                                                           ----------------
                                                                                                               808,363,000
                                                                                                           ----------------

  NON-ENERGY MINERALS .8%
  AngloGold Ltd., ADR .............................................    South Africa          2,250,000          95,107,500
  Barrick Gold Corp. ..............................................       Canada             3,000,000          71,340,000
                                                                                                           ----------------
                                                                                                               166,447,500
                                                                                                           ----------------

  PROCESS INDUSTRIES .6%
  Dow Chemical Co. ................................................    United States         1,250,000          50,350,000
  Georgia-Pacific Corp. ...........................................    United States         2,500,000          84,225,000
                                                                                                           ----------------
                                                                                                               134,575,000
                                                                                                           ----------------

  PRODUCER MANUFACTURING .5%
  General Electric Co. ............................................    United States         3,400,000         103,768,000
                                                                                                           ----------------

  REAL ESTATE INVESTMENT TRUSTS .7%
  Archstone-Smith Trust ...........................................    United States         1,346,900          39,747,019
  iStar Financial Inc. ............................................    United States         2,586,900         109,425,870
                                                                                                           ----------------
                                                                                                               149,172,889
                                                                                                           ----------------

  TECHNOLOGY SERVICES
a Anacomp Inc., A .................................................    United States            76,900           1,526,465
                                                                                                           ----------------

  UTILITIES 19.1%
  Alliant Energy Corp. ............................................    United States         5,000,000         130,300,000
  Ameren Corp. ....................................................    United States         7,000,000         322,630,000
  American Electric Power Co. Inc. ................................    United States         5,500,000         181,060,000
  CenterPoint Energy Inc. .........................................    United States         3,000,000          34,290,000
  Cinergy Corp. ...................................................    United States         5,500,000         224,895,000
a CMS Energy Corp. ................................................    United States         3,650,000          32,667,500
  Dominion Resources Inc. .........................................    United States         5,000,000         321,500,000
  DTE Energy Co. ..................................................    United States         5,250,000         216,037,500
  Duke Energy Corp. ...............................................    United States         6,500,000         146,900,000
  Edison International ............................................    United States         1,590,300          38,628,387
  Energy East Corp. ...............................................    United States         4,500,000         114,120,000
  Exelon Corp. ....................................................    United States         3,500,000         241,045,000
  FirstEnergy Corp. ...............................................    United States         8,000,000         312,640,000
  FPL Group Inc. ..................................................    United States         2,161,500         144,496,275
  Hawaiian Electric Industries Inc. ...............................    United States           860,000          44,582,400
  KeySpan Corp. ...................................................    United States         3,769,600         144,074,112
  NiSource Inc. ...................................................    United States         3,760,700          79,914,875
  ONEOK Inc. ......................................................    United States         3,196,900          72,090,095



60 | Semiannual Report

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INCOME FUND                                                    COUNTRY       SHARES/WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  UTILITIES (CONT.)
  Pepco Holdings Inc. .............................................    United States         5,500,000   $     112,420,000
  Pinnacle West Capital Corp. .....................................    United States         3,250,000         127,887,500
  PPL Corp. .......................................................    United States         2,500,000         114,000,000
  Progress Energy Inc. ............................................    United States         3,924,000         184,741,920
  Public Service Enterprise Group Inc. ............................    United States         3,000,000         140,940,000
  Puget Energy Inc. ...............................................    United States         4,000,000          89,480,000
  Sempra Energy ...................................................    United States         4,200,000         133,560,000
  Southern Co. ....................................................    United States         6,639,100         202,492,550
  TECO Energy Inc. ................................................    United States         9,000,000         131,670,000
  TXU Corp. .......................................................    United States         4,200,000         120,372,000
  Xcel Energy Inc. ................................................    United States         4,332,500          77,161,825
                                                                                                           ----------------
                                                                                                             4,236,596,939
                                                                                                           ----------------

  TOTAL COMMON STOCKS AND WARRANTS (COST $7,162,604,049) ..........                                          8,298,032,909
                                                                                                           ----------------

  PREFERRED STOCK
  COMMUNICATIONS
a Nortel Inversora SA, B, ADR, pfd. ...............................      Argentina             524,000           2,656,680
                                                                                                           ----------------

  PROCESS INDUSTRIES
a,d Asia Pulp & Paper Co. Ltd., 12.00%, pfd. ......................      Indonesia          75,000,000           1,500,000
                                                                                                           ----------------

  TOTAL PREFERRED STOCK (COST $65,541,450) ........................                                              4,156,680
                                                                                                           ----------------

  CONVERTIBLE PREFERRED STOCKS 9.6%
  COMMUNICATIONS .7%
  ALLTEL Corp., 7.75%, cvt. pfd. ..................................    United States         2,900,000         147,088,000
a McLeodUSA Inc., 2.50%, cvt. pfd. ................................    United States           177,366           1,298,319
                                                                                                           ----------------
                                                                                                               148,386,319
                                                                                                           ----------------

  CONSUMER DURABLES 2.3%
  Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ...............    United States         7,000,000         371,350,000
  General Motors Corp., 6.25%, cvt. pfd. ..........................    United States         4,500,000         137,745,000
                                                                                                           ----------------
                                                                                                               509,095,000
                                                                                                           ----------------

  CONSUMER SERVICES .3%
  Goldman Sachs Group Inc. into Time Warner, 6.50%, cvt. pfd. .....    United States         4,500,000          70,843,500
                                                                                                           ----------------

  ELECTRONIC TECHNOLOGY .6%
  Lehman Brothers Holdings Inc. into Solectron Corp., 7.00%, cvt. pfd. United States         3,000,000          67,515,000
  Motorola Inc., 7.00%, cvt. pfd. .................................    United States         1,250,000          60,700,000
                                                                                                           ----------------
                                                                                                               128,215,000
                                                                                                           ----------------

  ENERGY MINERALS .6%
  Range Resources Corp., 5.90%, cvt. pfd. .........................    United States           900,000          67,950,000
  Unocal Corp., 6.25%, cvt. pfd. ..................................    United States         1,250,000          65,468,750
                                                                                                           ----------------
                                                                                                               133,418,750
                                                                                                           ----------------




                                                          Semiannual Report | 61

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INCOME FUND                                                    COUNTRY       SHARES/WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCKS (CONT.)
  FINANCE .4%
  Nuevo Financing I, 5.75%, cvt. pfd., A ..........................    United States         1,583,100     $    72,031,050
  Travelers Property Casualty Corp., 4.50%, cvt. pfd. .............    United States           700,000          17,115,000
                                                                                                           ----------------
                                                                                                                89,146,050
                                                                                                           ----------------

  HEALTH TECHNOLOGY .5%
  Goldman Sachs Group Inc. into Wyeth, 7.00%, cvt. pfd. ...........    United States         1,400,000          55,455,400
  Morgan Stanley into Pfizer Inc., 5.00%, cvt. pfd. ...............    United States         1,780,000          62,413,475
                                                                                                           ----------------
                                                                                                               117,868,875
                                                                                                           ----------------

  INDUSTRIAL SERVICES .8%
  Lehman Brothers Holdings Inc. into Rowan Companies, 6.00%,
    cvt. pfd. .....................................................    United States         4,000,000          87,400,000
  Lehman Brothers Holdings Inc. into Weatherford International, 6.00%,
    cvt. pfd. .....................................................    United States         2,250,000          93,791,250
                                                                                                           ----------------
                                                                                                               181,191,250
                                                                                                           ----------------

  PROCESS INDUSTRIES
  El Paso Energy Capital Trust I, 4.75%, cvt. pfd. ................    United States           199,200           6,374,400
                                                                                                           ----------------

  REAL ESTATE INVESTMENT TRUSTS 1.5%
  Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A ..................    United States         2,100,000          50,295,000
  Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ..............    United States         3,550,000          89,779,500
  Host Marriott Corp., 6.75%, cvt. pfd. ...........................    United States         2,500,000         128,247,500
  Reckson Associates Realty Corp., 7.625%, cvt. pfd., A ...........    United States         1,900,000          50,587,500
                                                                                                           ----------------
                                                                                                               318,909,500
                                                                                                           ----------------

  TECHNOLOGY SERVICES .9%
  Electronic Data Systems Corp., 7.625%, cvt. pfd. ................    United States         2,000,000          37,940,000
  Morgan Stanley into Accenture Inc., 6.00%, cvt. pfd. ............    United States         6,750,000         157,443,750
                                                                                                           ----------------
                                                                                                               195,383,750
                                                                                                           ----------------

  UTILITIES 1.0%
  American Electric Power Co. Inc., 9.25%, cvt. pfd. ..............    United States           848,400          40,002,060
  CMS Energy Trust I, 7.75%, cvt. pfd. ............................    United States         1,150,000          49,709,900
  ONEOK Inc., 8.50%, cvt. pfd. ....................................    United States           700,000          21,938,000
  Sempra Energy, 8.50%, cvt. pfd. .................................    United States         2,000,000          57,740,000
  TXU Corp., 8.75%, cvt. pfd. .....................................    United States         1,300,000          47,606,000
                                                                                                           ----------------
                                                                                                               216,995,960
                                                                                                           ----------------

  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $2,052,168,216) ........                                          2,115,828,354
                                                                                                           ----------------


                                                                                      -----------------
                                                                                       PRINCIPAL AMOUNT
                                                                                      -----------------
  BONDS 26.0%
  COMMUNICATIONS 2.8%
  Qwest Capital Funding, 7.00%, 8/03/09 ...........................    United States    $  165,000,000         145,612,500
  Qwest Capital Funding, 7.25%, 2/15/11 ...........................    United States       145,000,000         125,425,000
  Qwest Communications Inc., senior notes, 144A, 7.50%, 2/15/14 ...    United States        90,000,000          85,275,000




62 | Semiannual Report

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INCOME FUND                                                    COUNTRY      PRINCIPAL AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  COMMUNICATIONS (CONT.)
  Qwest Corp., 7.20%, 11/10/26 ....................................    United States   $    38,000,000     $    35,150,000
  Qwest Corp., 6.875%, 9/15/33 ....................................    United States        70,000,000          62,300,000
  Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 .........    United States        47,400,000          43,963,500
  Time Warner Telecom Inc., senior note, 144A, 9.25%, 2/15/14 .....    United States        52,500,000          53,287,500
d WorldCom Inc., 8.00%, 5/15/06 ...................................    United States       150,000,000          51,000,000
d WorldCom Inc., 7.50%, 5/15/11 ...................................    United States        73,000,000          24,820,000
                                                                                                           ----------------
                                                                                                               626,833,500
                                                                                                           ----------------

  CONSUMER DURABLES .6%
  General Motors, 8.375%, 7/15/33 .................................    United States       125,000,000         142,214,375
                                                                                                           ----------------

  CONSUMER NON-DURABLES
d Compania Alimentos Fargo SA, 13.25%, 8/01/08 ....................      Argentina          27,000,000           4,860,000
                                                                                                           ----------------

  CONSUMER SERVICES 5.1%
d Adelphia Communications Corp., senior note, 7.875%, 5/01/09 .....    United States        53,600,000          49,848,000
d Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ...    United States        55,000,000          53,625,000
e Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12 ....    United States       192,000,000         192,480,000
  Charter Communications Holdings LLC, senior note, 8.25%,
    4/01/07 .......................................................    United States       214,800,000         205,671,000
  Charter Communications Holdings LLC, senior note, 8.625%,
    4/01/09 .......................................................    United States       155,000,000         128,650,000
  Charter Communications Holdings LLC, senior note, 10.75%,
    10/01/09 ......................................................    United States        70,000,000          61,600,000
  CKE Restaurants Inc., senior sub. note, 9.125%, 5/01/09 .........    United States        12,900,000          13,448,250
  Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 .....    United States        38,900,000          41,039,500
  CSC Holdings Inc., senior note, B, 7.625%, 4/01/11 ..............    United States       118,000,000         125,080,000
  CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ............    United States        40,000,000          41,900,000
  EchoStar DBS Corp., senior note, 10.375%, 10/01/07 ..............    United States        49,000,000          53,532,500
  El Dorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ........    United States         7,052,000           7,122,520
  Host Marriott LP, senior note, 7.125%, 11/01/13 .................    United States        60,000,000          62,550,000
  Six Flags Inc., senior note, 9.50%, 2/01/09 .....................    United States        45,000,000          47,700,000
  Universal City Development, senior note, 11.75%, 4/01/10 ........    United States         8,000,000           9,350,000
  Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11 ......    United States        23,768,000          25,550,600
                                                                                                           ----------------
                                                                                                             1,119,147,370
                                                                                                           ----------------

  ELECTRONIC TECHNOLOGY .9%
  Invensys PLC, 144A, 9.875%, 3/15/11 .............................   United Kingdom        51,100,000          52,633,000
  Lucent Technologies, 6.45%, 3/15/29 .............................    United States       180,000,000         153,000,000
  Solectron Corp., senior note, 9.625%, 2/15/09 ...................    United States         3,400,000           3,774,000
                                                                                                           ----------------
                                                                                                               209,407,000
                                                                                                           ----------------

  ENERGY MINERALS .6%
  Callon Petroleum Co., 144A, 9.75%, 12/08/10 .....................    United States       117,500,000         112,226,394
c Mission Resources Corp., senior sub. note, C, 10.875%, 4/01/07 ..    United States        24,600,000          24,723,000
                                                                                                           ----------------
                                                                                                               136,949,394
                                                                                                           ----------------



                                                          Semiannual Report | 63

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INCOME FUND                                                    COUNTRY      PRINCIPAL AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  FINANCE .7%
  Ford Motor Credit Co., 7.00%, 10/01/13 ..........................    United States   $   150,000,000     $   158,564,700
                                                                                                           ----------------

  HEALTH SERVICES 1.7%
  HealthSouth Corp., senior note, 7.625%, 6/01/12 .................    United States        75,000,000          74,062,500
  Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ...........    United States       200,000,000         174,000,000
  Tenet Healthcare Corp., senior note, 7.375%, 2/01/13 ............    United States       145,000,000         131,587,500
                                                                                                           ----------------
                                                                                                               379,650,000
                                                                                                           ----------------

  INDUSTRIAL SERVICES 1.3%
  El Paso Corp., senior note, 6.75%, 5/15/09 ......................    United States       157,500,000         139,781,250
  El Paso Corp., senior note, 7.75%, 1/15/32 ......................    United States       100,000,000          80,750,000
  El Paso Production Holdings, 7.75%, 6/01/13 .....................    United States        24,000,000          22,380,000
  Hanover Equipment Trust 01, senior secured note, B, 8.75%,
    9/01/11 .......................................................    United States        16,200,000          17,658,000
  Williams Co. Inc., 7.125%, 9/01/11 ..............................    United States        30,000,000          31,650,000
                                                                                                           ----------------
                                                                                                               292,219,250
                                                                                                           ----------------

  PROCESS INDUSTRIES 1.8%
  Consoltex Group Inc., PIK, 11.00%, 1/31/09 ......................    United States        58,995,205               5,899
  Equistar Chemicals LP, senior note, 10.125%, 9/01/08 ............    United States        49,800,000          53,784,000
  Four M Corp., senior note, B, 12.00%, 6/01/06 ...................    United States        30,000,000          29,850,000
  Graphic Packaging International Corp., 9.50%, 8/15/13 ...........    United States        50,000,000          56,750,000
  Huntsman LLC, 11.625%, 10/15/10 .................................    United States        52,600,000          55,493,000
  Lyondell Chemical Co., 9.625%, 5/01/07 ..........................    United States        82,000,000          85,280,000
  Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13 .....    United States        71,500,000          75,790,000
  Nalco Co., senior sub. note, 144A, 8.875%, 11/15/13 .............    United States         2,800,000           2,933,000
d Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 .....      Indonesia          87,000,000          31,755,000
                                                                                                           ----------------
                                                                                                               391,640,899
                                                                                                           ----------------

  PRODUCER MANUFACTURING .9%
  Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ........    United States        78,000,000          88,530,000
  Dana Corp., 7.00%, 3/01/29 ......................................    United States        41,000,000          41,102,500
  H&E Equipment/Finance, 11.125%, 6/15/12 .........................    United States        26,000,000          27,170,000
  Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07       Canada            30,000,000          31,050,000
                                                                                                           ----------------
                                                                                                               187,852,500
                                                                                                           ----------------

  REAL ESTATE INVESTMENT TRUSTS 1.1%
  Felcor Lodging LP, 9/15/08 ......................................    United States        74,000,000          79,180,000
  HMH Properties Inc., B, 7.875%, 8/01/08 .........................    United States        75,000,000          78,187,500
  Meristar Hospitality Corp., 9.125%, 1/15/11 .....................    United States        72,500,000          76,668,750
                                                                                                           ----------------
                                                                                                               234,036,250
                                                                                                           ----------------

  UTILITIES 8.5%
  Allegheny Energy Supply Co. LLC, 7.80%, 3/15/11 .................    United States        90,000,000          88,200,000
  Allegheny Energy Supply Co. LLC, 144A, 8.75%, 4/15/12 ...........    United States       140,000,000         140,000,000
  Aquila Inc., 14.875%, 7/01/12 ...................................    United States        97,500,000         131,625,000
  Calpine Canada Energy Finance, senior note, 8.50%, 5/01/08 ......       Canada           158,000,000         117,710,000
  Calpine Corp., senior note, 8.50%, 2/15/11 ......................    United States       292,500,000         216,450,000


64 | Semiannual Report

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INCOME FUND                                                    COUNTRY      PRINCIPAL AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  UTILITIES (CONT.)
  Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13 ........    United States   $    45,000,000     $    41,400,000
  Calpine Corp., senior note, 8.625%, 8/15/10 .....................    United States       128,000,000          94,720,000
  Calpine Corp., senior note, 7.875%, 4/01/08 .....................    United States       125,000,000          91,718,750
  Calpine Generating Co., 144A, 10.25%, 4/01/11 ...................    United States        50,000,000          47,625,000
  CMS Energy Corp., senior note, 144A, 7.75%, 8/01/10 .............    United States        40,000,000          41,700,000
  Dynegy Holdings Inc., secured note, 144A, 9.875%, 7/15/10 .......    United States       100,000,000         109,250,000
  Dynegy Holdings Inc., secured note, 144A, 10.125%, 7/15/13 ......    United States        97,000,000         106,942,500
  Dynegy Holdings Inc., senior note, 6.875%, 4/01/11 ..............    United States       147,500,000         129,062,500
  Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ...............    United States       100,000,000          95,000,000
  FirstEnergy Corp., 6.45%, 11/15/11 ..............................    United States        60,000,000          65,809,440
  Pacific Gas & Electric Co., 6.05%, 3/01/34 ......................    United States       240,000,000         243,757,680
  Sierra Pacific Resources, 8.75%, 5/15/05 ........................    United States       114,900,000         123,517,500
                                                                                                           ----------------
                                                                                                             1,884,488,370
                                                                                                           ----------------

  TOTAL BONDS (COST $5,578,830,313) ...............................                                          5,767,863,608
                                                                                                           ----------------

  CONVERTIBLE BONDS 3.6%
  COMMUNICATIONS .3%
  Nextel Communications Inc., cvt., 5.25%, 1/15/10 ................    United States        60,000,000          60,600,000
                                                                                                           ----------------

  CONSUMER SERVICES .3%
d Adelphia Communications Corp., junior sub. note, cvt., 6.00%,
    2/15/06 .......................................................    United States        85,000,000          35,700,000
  Charter Communications Inc., cvt., 5.75%, 10/15/05 ..............    United States        22,000,000          21,450,000
  Charter Communications Inc., cvt., 4.75%, 6/01/06 ...............    United States         4,400,000           4,180,000
                                                                                                           ----------------
                                                                                                                61,330,000
                                                                                                           ----------------

  ELECTRONIC TECHNOLOGY 1.5%
  Liberty Media Corp. into Motorola, senior deb., cvt., 3.50%,
    1/15/31 .......................................................    United States         5,000,000           4,593,750
  Nortel Networks Corp., senior note, cvt., 4.25%, 9/01/08 ........       Canada           230,000,000         234,887,500
  SCI Systems Inc., sub. note, cvt., 3.00%, 3/15/07 ...............    United States       100,000,000          96,250,000
                                                                                                           ----------------
                                                                                                               335,731,250
                                                                                                           ----------------

  HEALTH TECHNOLOGY .1%
  Enzon Pharmaceuticals Inc., cvt., 4.50%, 7/01/08 ................    United States        13,500,000          13,061,250
                                                                                                           ----------------

  INDUSTRIAL SERVICES .2%
  Hanover Compressor Co., cvt., 4.75%, 3/15/08 ....................    United States        55,000,000          52,250,000
                                                                                                           ----------------

  NON-ENERGY MINERALS
  Trizec Hahn Corp. into Barrick Gold, cvt., senior deb., 3.00%,
    1/29/21 .......................................................       Canada             9,900,000           8,068,500
                                                                                                           ----------------

  REAL ESTATE INVESTMENT TRUSTS 1.2%
  Host Marriott LP, 144A, cvt., 3.25%, 3/15/24 ....................    United States       140,000,000         141,965,600
  Meristar Hospitality Corp., cvt., 9.50%, 4/01/10 ................    United States        95,000,000         122,550,000
                                                                                                           ----------------

                                                                                                               264,515,600
                                                                                                           ----------------

  TOTAL CONVERTIBLE BONDS (COST $700,149,655) .....................                                            795,556,600
                                                                                                           ----------------



                                                          Semiannual Report | 65

Franklin Custodian Funds, Inc.
STATEMENT OF INVESTMENTS, MARCH 31, 2004 (UNAUDITED) (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INCOME FUND                                                    COUNTRY      PRINCIPAL AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
  ZERO COUPON/STEP-UP BONDS 4.3%
  COMMERCIAL SERVICES .3%
  Johnsondiversey Inc., zero cpn. to 5/15/07, 10.67% thereafter,
    5/15/13 .......................................................    United States   $   100,000,000     $    76,000,000
                                                                                                           ----------------

  CONSUMER SERVICES 2.0%
  Charter Communications Holdings LLC, senior disc. note,
    zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 ...............    United States       160,000,000         133,200,000
  Charter Communications Holdings LLC, senior disc. note,
    zero cpn. to 1/15/06, 13.50% thereafter, 1/15/11 ..............    United States       150,000,000         108,000,000
  Dex Media Inc., zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13    United States       200,000,000         129,000,000
  Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06,
    13.75% thereafter, 7/15/11 ....................................       Canada            55,200,000          50,508,000
  Yell Finance BV, senior disc. note, zero cpn. to 8/01/06,
    13.50% thereafter, 8/01/11 ....................................   United Kingdom        26,865,000          25,387,425
                                                                                                           ----------------
                                                                                                               446,095,425
                                                                                                           ----------------

  INDUSTRIAL SERVICES .1%
  Hanover Compressor Co., sub. note, zero cpn., 3/31/07 ...........    United States        35,000,000          27,125,000
                                                                                                           ----------------

  PROCESS INDUSTRIES 1.9%
  HMP Equity Holdings Corp., 144A, zero cpn., 5/15/08 .............    United States        21,500,000          14,405,000
  Huntsman ICI Holdings LLC, senior disc. note, zero cpn., 12/31/09    United States       180,000,000          83,700,000
  Nalco Finance Holdings, senior note, 144A, zero cpn. to 8/1/09,
    9.00% thereafter, 2/01/14 .....................................    United States       515,000,000         309,000,000
                                                                                                           ----------------
                                                                                                               407,105,000
                                                                                                           ----------------

  TOTAL ZERO COUPON/STEP-UP BONDS (COST $976,639,275) .............                                            956,325,425
                                                                                                           ----------------

  AGENCY BONDS 3.6%
  FHLMC, 5.00%, 5/01/33 ...........................................    United States         1,986,447           1,998,465
  FHLMC, 5.00%, 6/01/33 ...........................................    United States         3,962,173           3,986,145
  FHLMC, 5.00%, 7/01/33 ...........................................    United States         3,982,285           4,006,378
  FHLMC, 5.00%, 8/01/33 ...........................................    United States         7,875,803           7,923,451
  FHLMC, 5.00%, 9/01/33 ...........................................    United States        22,850,585          22,988,832
  FHLMC, 5.00%, 10/01/33 ..........................................    United States        59,396,834          59,756,188
  FHLMC, 5.00%, 11/01/33 ..........................................    United States        29,649,104          29,828,482
  FHLMC, 5.00%, 12/01/33 ..........................................    United States        57,622,949          57,971,571
  FHLMC, 5.00%, 1/01/34 ...........................................    United States        64,679,411          65,070,966
  FHLMC, 5.00%, 2/01/34 ...........................................    United States        13,973,807          14,058,467
  FHLMC, 5.00%, 8/01/33 ...........................................    United States         8,907,174           8,961,062
  FHLMC, 5.00%, 2/01/34 ...........................................    United States        72,821,769          73,262,343
  GNMA, 5.00%, 4/15/33 ............................................    United States         3,999,600           4,034,287
  GNMA, 5.00%, 7/15/33 ............................................    United States         1,000,099           1,008,773
  GNMA, 5.00%, 8/15/33 ............................................    United States        38,997,707          39,335,924
  GNMA, 5.00%, 9/15/33 ............................................    United States        84,993,545          85,730,665
  GNMA, 5.00%, 10/15/33 ...........................................    United States        33,997,023          34,291,867
  GNMA, 5.00%, 11/15/33 ...........................................    United States         8,999,105           9,077,151
  GNMA, 5.00%, 1/15/34 ............................................    United States         2,000,198           2,017,325



66 | Semiannual Report

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INCOME FUND                                                    COUNTRY      PRINCIPAL AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
  AGENCY BONDS (CONT.)
  GNMA, 5.00%, 3/15/34 ............................................    United States   $    26,000,200     $    26,222,827
  GNMA, 5.00%, 4/01/34 ............................................    United States       250,000,000         251,797,000
                                                                                                           ----------------
  TOTAL AGENCY BONDS (COST $792,699,051) ..........................                                            803,328,169
                                                                                                           ----------------

  MUNICIPAL BONDS 1.9%
  California State GO, 5.00%, 2/01/26 .............................    United States        10,450,000          10,464,734
  California State GO, 5.25%, 11/01/26 ............................    United States        25,000,000          25,603,750
  California State GO, 5.25%, 11/01/27 ............................    United States        20,400,000          20,876,952
  California State GO, 5.25%, 2/01/28 .............................    United States        24,600,000          25,143,906
  California State GO, 5.00%, 2/01/32 .............................    United States        65,250,000          64,953,765
  California State GO, 5.00%, 2/01/33 .............................    United States       126,650,000         125,802,400
  California State GO, Refunding, 5.25%, 2/01/33 ..................    United States        28,500,000          29,021,550
  California State Various Purpose GO, 5.25%, 11/01/28 ............    United States        25,000,000          25,565,250
  California State Various Purpose GO, 5.25%, 11/01/29 ............    United States        22,500,000          22,991,625
  California State Various Purpose GO, 5.50%, 11/01/33 ............    United States        55,300,000          57,834,952
                                                                                                           ----------------
  TOTAL MUNICIPAL BONDS (COST $391,387,870) .......................                                            408,258,884
                                                                                                           ----------------

  TOTAL LONG TERM INVESTMENTS (COST $17,720,019,879) ..............                                         19,149,350,629
                                                                                                           ----------------


                                                                                          ------------
                                                                                             SHARES
                                                                                          ------------
  SHORT TERM INVESTMENT (COST $158,578,689) .7%
f Franklin Institutional Fiduciary Trust Money Market Portfolio ...    United States       158,578,689         158,578,689
                                                                                                           ----------------

  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
    (COST $17,878,598,568) ........................................                                        19,307,929,318
                                                                                                           ----------------


                                                                                      ------------------
                                                                                       PRINCIPAL AMOUNT
                                                                                      ------------------
  REPURCHASE AGREEMENTS 14.3%
g Joint Repurchase Agreement, 1.010%, 4/01/04
    (Maturity Value $3,100,021,247) ...............................    United States   $ 3,099,934,277       3,099,934,277
     ABN AMRO Bank, N.V., New York Branch
     (Maturity Value $307,119,105)
    Banc of America Securities LLC (Maturity Value $144,553,991)
    Barclays Capital Inc. (Maturity Value $307,119,105)
    Bear, Stearns & Co. Inc. (Maturity Value $144,553,991)
    BNP Paribas Securities Corp. (Maturity Value $307,119,105)
    Deutsche Bank Securities Inc. (Maturity Value $307,119,105)
    Dresdner Kleinwort Wasserstein Securities LLC
     (Maturity Value $144,553,991)
    Goldman, Sachs & Co. (Maturity Value $307,119,105)
    Greenwich Capital Markets Inc. (Maturity Value $307,119,105)
    Lehman Brothers Inc. (Maturity Value $209,406,434)
    Morgan Stanley & Co. Inc. (Maturity Value $307,119,105)
    UBS Securities LLC (Maturity Value $307,119,105)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
      U.S. Government Agency Securities




                                                          Semiannual Report | 67

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INCOME FUND                                                    COUNTRY      PRINCIPAL AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS (CONT.)
h Barclays Capital Inc., 1.07%, 4/01/04
    (Maturity Value $1,562,079) ...................................    United States     $   1,562,033     $     1,562,033
    Collateralized by U.S. Government Agency Securities
h Bear, Stearns & Co. Inc., 1.08%, 4/01/04
    (Maturity Value $15,000,773) ..................................    United States        15,000,323          15,000,323
    Collateralized by U.S. Government Agency Securities
h Deutsche Bank Securities Inc., 1.10%, 4/01/04
    (Maturity Value $15,000,789) ..................................    United States        15,000,331          15,000,331
    Collateralized by U.S. Government Agency Securities
h Morgan Stanley & Co. Inc., 1.10%, 4/01/04
    (Maturity Value $15,000,789) ..................................    United States        15,000,331          15,000,331
    Collateralized by U.S. Government Agency Securities
h Goldman, Sachs & Co., 1.10%, 4/01/04
    (Maturity Value $15,000,789) ..................................    United States        15,000,331          15,000,331
    Collateralized by U.S. Government Agency Securities
h JP Morgan Securities Inc., 1.10%, 4/01/04
    (Maturity Value $15,000,789) ..................................    United States        15,000,331          15,000,331
    Collateralized by U.S. Government Agency Securities
                                                                                                           ----------------

  TOTAL REPURCHASE AGREEMENTS (COST $3,176,497,957) ...............                                          3,176,497,957
                                                                                                           ----------------

  TOTAL INVESTMENTS (COST $21,055,096,525) 101.5% .................                                         22,484,427,275
  OTHER ASSETS, LESS LIABILITIES (1.5)% ...........................                                           (333,157,117)
                                                                                                           ----------------

  NET ASSETS 100.0% ...............................................                                        $22,151,270,158
                                                                                                           ----------------



See glossary of terms on page 84.

a Non-income producing.
b See Note 8 regarding restricted securities.
c See Note 9 regarding holdings of 5% voting securities.
d The fund discontinues accruing income on defaulted securities. See Note 7. e See Note 1(d) regarding securities purchased on a when-issued, delayed delivery or TBA basis.
f See Note 6 regarding investments in the Franklin Institutional
  Fiduciary Trust Money Market Portfolio.
g See Note 1(c) regarding repurchase agreements.
h Collateral for loaned securities. See Note 1(f).


68 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS


FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                              MARCH 31, 2004                       YEAR ENDED SEPTEMBER 30,
CLASS A                                         (UNAUDITED)       2003          2002          2001         2000          1999
                                             ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)
Net asset value, beginning of period ......        $6.81         $6.99         $6.93        $6.63         $6.62         $6.99
                                             ----------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..................          .13           .28           .38           .41d         .43           .44

 Net realized and unrealized gains
 (losses) .................................          .01          (.10)          .09           .33d         .01          (.37)
                                             ----------------------------------------------------------------------------------
Total from investment operations ..........          .14           .18           .47           .74          .44           .07
                                             ----------------------------------------------------------------------------------

Less distributions from net investment
 income ...................................         (.19)         (.36)      (.41)            (.44)        (.43)         (.44)
                                             ----------------------------------------------------------------------------------
Net asset value, end of period ............        $6.76         $6.81         $6.99         $6.93        $6.63         $6.62
                                             ----------------------------------------------------------------------------------

Total return b ............................         2.12%         2.66%         7.06%        11.52%        6.90%         1.05%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........   $6,910,272    $7,286,317    $7,726,914    $7,197,334   $6,852,374    $7,895,906

Ratios to average net assets:

 Expenses .................................          .71%c         .70%          .69%          .68%         .70%          .67%

 Net investment income ....................         4.03%c        4.11%         5.48%         6.12%d       6.62%         6.43%

Portfolio turnover rate ...................        17.39%        66.96%        44.62%        19.18%        3.98%        15.04%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.

d Effective October 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

  Net investment income per share ...........................  $(.008)
  Net realized and unrealized gains (losses) per share ......    .008
  Ratio of net investment income to average net assets ......    (.11)%

  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.





                                                          Semiannual Report | 69

Franklin Custodian Funds, Inc.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                       ------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        MARCH 31, 2004              YEAR ENDED SEPTEMBER 30,
CLASS B                                                  (UNAUDITED)     2003        2002        2001        2000        1999 E
                                                       ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $6.80       $6.98       $6.93       $6.63       $6.62       $6.91
                                                       ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ...........................          .12         .25         .34         .37d        .39         .30

 Net realized and unrealized gains (losses) ........           --        (.10)        .09         .33d        .01        (.28)
                                                       ------------------------------------------------------------------------
Total from investment operations ...................          .12         .15         .43         .70         .40         .02
                                                       ------------------------------------------------------------------------
Less distributions from net investment income ......         (.17)       (.33)       (.38)       (.40)       (.39)       (.31)
                                                       ------------------------------------------------------------------------
Net asset value, end of period .....................        $6.75       $6.80       $6.98       $6.93       $6.63       $6.62
                                                       ------------------------------------------------------------------------

Total return b .....................................         1.85%       2.13%       6.37%      10.94%       6.35%        .25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................     $630,526    $678,814    $559,966    $225,517     $80,167     $51,433

Ratios to average net assets:

 Expenses ..........................................         1.24%c      1.23%       1.22%       1.22%       1.25%       1.22%c

 Net investment income .............................         3.50%c      3.58%       4.95%       5.51%d      6.07%       5.93%c

Portfolio turnover rate ............................        17.39%      66.96%      44.62%      19.18%       3.98%      15.04%



a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d Effective October 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

  Net investment income per share .........................  $(.008)
  Net realized and unrealized gains (losses) per share ....    .008
  Ratio of net investment income to average net assets ....    (.11)%

  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy. e For the period January 1, 1999 (effective date) to September 30, 1999.




70 | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       MARCH 31, 2004                  YEAR ENDED SEPTEMBER 30,
CLASS C                                                  (UNAUDITED)     2003        2002        2001        2000        1999
                                                      ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $6.78       $6.97       $6.91       $6.61       $6.60       $6.97
                                                      ------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ...........................          .12         .25         .34         .37d        .39         .40

 Net realized and unrealized gains (losses) ........           --        (.11)        .10         .33d        .01        (.37)
                                                      ------------------------------------------------------------------------
Total from investment operations ...................          .12         .14         .44         .70         .40         .03
                                                      ------------------------------------------------------------------------
Less distributions from net investment income ......         (.17)       (.33)       (.38)       (.40)       (.39)       (.40)
                                                      ------------------------------------------------------------------------
Net asset value, end of period .....................        $6.73       $6.78       $6.97       $6.91       $6.61       $6.60
                                                      ------------------------------------------------------------------------

Total return b .....................................         1.85%       2.00%       6.53%      10.96%       6.36%        .50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................     $706,219    $814,635    $803,049    $422,114    $264,413    $308,961

Ratios to average net assets:

 Expenses ..........................................         1.24%c      1.23%       1.21%       1.22%       1.25%       1.22%

 Net investment income .............................         3.50%c      3.58%       4.96%       5.55%d      6.08%       5.89%

Portfolio turnover rate ............................        17.39%      66.96%      44.62%      19.18%       3.98%      15.04%



a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized. d Effective October 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

  Net investment income per share ..........................  $(.008)
  Net realized and unrealized gains (losses) per share .....    .008
  Ratio of net investment income to average net assets .....    (.11)%

  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.






                                                          Semiannual Report | 71

Franklin Custodian Funds, Inc.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                                   ---------------------------------------
                                                                   SIX MONTHS ENDED         YEAR ENDED
                                                                     MARCH 31, 2004        SEPTEMBER 30,
CLASS R                                                              (UNAUDITED)        2003        2002 D
                                                                   ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................       $6.81       $6.99       $6.81
                                                                   ----------------------------------------

Income from investment operations:

 Net investment income a ........................................         .12         .25         .25

 Net realized and unrealized gains (losses) .....................         .01        (.09)        .22
                                                                   ----------------------------------------
Total from investment operations ................................         .13         .16         .47
                                                                   ----------------------------------------
Less distributions from net investment income ...................        (.18)       (.34)       (.29)
                                                                   ----------------------------------------
Net asset value, end of period ..................................       $6.76       $6.81       $6.99
                                                                   ----------------------------------------

Total return b ..................................................        1.93%       2.29%       7.03%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............................     $56,264     $54,042     $14,042

Ratios to average net assets:

 Expenses .......................................................        1.09%c      1.08%       1.07%c

 Net investment income ..........................................        3.65%c      3.73%       5.10%c

Portfolio turnover rate .........................................       17.39%      66.96%      44.62%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period January 1, 2002 (effective date) to September 30, 2002.





72 | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                       -----------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        MARCH 31, 2004                YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                            (UNAUDITED)     2003        2002        2001        2000        1999
                                                       -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $6.83       $7.01       $6.94       $6.64       $6.63       $7.00
                                                       -----------------------------------------------------------------------

Income from investment operations:

 Net investment income a ............................         .14         .29         .38         .43d        .44         .45

 Net realized and unrealized gains (losses) .........          --        (.10)        .11         .32d         --        (.37)
                                                       -----------------------------------------------------------------------
Total from investment operations ....................         .14         .19         .49         .75         .44         .08
                                                       -----------------------------------------------------------------------
Less distributions from net investment income .......        (.20)       (.37)       (.42)       (.45)       (.43)       (.45)
                                                       -----------------------------------------------------------------------
Net asset value, end of period ......................       $6.77       $6.83       $7.01       $6.94       $6.64       $6.63
                                                       -----------------------------------------------------------------------

Total return b ......................................        2.03%       2.79%       7.33%      11.63%       7.02%       1.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................    $328,402    $308,411    $198,437     $19,960     $46,775     $15,544

Ratios to average net assets:

 Expenses ...........................................         .59%c       .58%        .57%        .57%        .60%        .57%

 Net investment income ..............................        4.15%c      4.23%       5.60%       6.30%d      6.73%       6.53%

Portfolio turnover rate .............................       17.39%      66.96%      44.62%      19.18%       3.98%      15.04%



a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.
d Effective October 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

  Net investment income per share .........................  $(.008)
  Net realized and unrealized gains (losses) per share ....    .008
  Ratio of net investment income to average net assets ....    (.11)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.



                     Semiannual Report | See notes to financial statements. | 73

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN U.S. GOVERNMENT SECURITIES FUND                                              PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 96.1%
a GNMA I, SF, 5.00%, 2/15/33 - 4/01/34 ................................................. $   589,310,841   $   594,372,915
  GNMA II, 5.00%, 7/20/33 - 12/20/33 ...................................................     808,557,577       814,515,564
a GNMA I, SF, 5.50%, 4/15/03 - 2/15/34 .................................................   1,947,442,637     2,005,539,140
  GNMA II, 5.50%, 7/20/33 - 3/15/34 ....................................................     151,874,996       156,214,641
  GNMA I, SF, 6.00%, 9/15/23 - 8/15/33 .................................................   1,371,361,977     1,434,102,552
  GNMA II, 6.00%, 10/20/23 - 2/20/31 ...................................................      29,021,114        30,382,554
  GNMA I, SF, 6.50%, 5/15/23 - 3/15/33 .................................................   1,086,847,574     1,149,614,718
  GNMA II, 6.50%, 6/20/24 - 3/20/33 ....................................................     234,174,854       246,813,229
  GNMA I, SF, 6.75%, 3/15/26 - 4/15/26 .................................................         305,423           325,388
  GNMA PL, 6.75%, 1/15/34 ..............................................................      34,379,584        36,513,191
  GNMA I, SF, 7.00%, 4/15/16 - 9/15/32 .................................................     802,474,497       857,566,675
  GNMA II, 7.00%, 2/20/28 - 7/20/33 ....................................................     286,112,060       304,100,791
  GNMA PL, 7.00%, 9/15/35 ..............................................................       8,604,030         9,103,731
  GNMA I, SF, 7.25%, 11/15/25 - 1/15/26 ................................................       1,882,475         2,023,872
  GNMA I, SF, 7.50%, 6/15/05 - 8/15/32 .................................................     188,556,643       203,832,754
  GNMA II, 7.50%, 10/20/22 - 1/20/32 ...................................................      31,286,524        33,621,838
  GNMA I, SF, 7.70%, 12/15/20 - 1/15/22 ................................................       1,632,151         1,794,100
  GNMA I, SF, 8.00%, 10/15/07 - 9/15/30 ................................................     134,723,217       148,415,241
  GNMA II, 8.00%, 8/20/16 - 6/20/30 ....................................................      12,296,138        13,402,770
  GNMA I, GP, 8.25%, 3/15/17 - 11/15/17 ................................................         665,029           734,802
  GNMA I, SF, 8.25%, 3/15/27 - 11/15/27 ................................................         418,310           458,117
  GNMA I, SF, 8.50%, 12/15/09 - 6/15/25 ................................................      26,324,524        29,257,191
  GNMA II, 8.50%, 4/20/16 - 6/20/25 ....................................................       5,057,387         5,585,103
  GNMA II, 8.75%, 3/20/17 - 7/20/17 ....................................................         122,791           136,700
  GNMA I, SF, 9.00%, 10/15/04 - 7/15/23 ................................................      34,016,733        38,162,998
  GNMA II, 9.00%, 5/20/16 - 11/20/21 ...................................................       1,606,788         1,794,439
  GNMA I, GP, 9.25%, 5/15/16 - 12/15/16 ................................................         796,189           887,272
  GNMA I, SF, 9.50%, 5/15/09 - 1/15/23 .................................................      20,015,567        22,407,096
  GNMA II, 9.50%, 8/20/17 - 4/20/25 ....................................................       1,212,607         1,354,922
  GNMA I, GP, 10.00%, 11/15/09 - 8/15/13 ...............................................         817,258           905,632
  GNMA I, SF, 10.00%, 4/15/12 - 3/15/25 ................................................      24,141,536        27,385,129
  GNMA II, 10.00%, 8/20/15 - 3/20/21 ...................................................       2,049,043         2,314,425
  GNMA I, GP, 10.25%, 6/15/18 - 8/15/20 ................................................          61,559            69,734
  GNMA I, SF, 10.50%, 12/15/09 - 10/15/21 ..............................................      18,479,321        21,083,985
  GNMA II, 10.50%, 9/20/13 - 3/20/21 ...................................................       4,884,251         5,545,709
  GNMA I, GP, 11.00%, 12/15/09 - 1/15/11 ...............................................       1,575,167         1,768,657
  GNMA I, SF, 11.00%, 11/15/09 - 5/15/21 ...............................................      17,915,895        20,416,050
  GNMA II, 11.00%, 8/20/13 - 1/20/21 ...................................................       1,016,608         1,160,819
  GNMA I, GP, 11.25%, 6/15/13 - 1/15/16 ................................................         497,930           569,244
  GNMA I, GP, 11.50%, 1/15/13 - 6/15/13 ................................................         144,071           165,165
  GNMA I, SF, 11.50%, 2/15/13 - 12/15/17 ...............................................       4,108,189         4,739,159
  GNMA II, 11.50%, 8/20/13 - 2/20/18 ...................................................         430,720           494,991
  GNMA I, GP, 11.75%, 7/15/13 - 12/15/15 ...............................................          96,861           111,234
  GNMA I, GP, 12.00%, 3/15/11 - 1/15/13 ................................................          51,840            59,409
  GNMA I, SF, 12.00%, 5/15/11 - 7/15/18 ................................................      19,285,626        22,373,186
  GNMA II, 12.00%, 9/20/13 - 2/20/16 ...................................................         746,698           863,041
  GNMA I, GP, 12.50%, 4/15/10 - 7/15/10 ................................................         152,913           175,026
  GNMA I, SF, 12.50%, 4/15/10 - 8/15/18 ................................................      17,928,410        20,800,544


74 | Semiannual Report

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN U.S. GOVERNMENT SECURITIES FUND                                              PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (CONT.)
  GNMA II, 12.50%, 10/20/13 - 11/20/15 .................................................  $      783,505    $      910,555
  GNMA I, GP, 12.75%, 5/15/14 ..........................................................           6,916             8,058
  GNMA I, SF, 13.00%, 7/15/10 - 1/15/16 ................................................      19,750,717        23,117,959
  GNMA II, 13.00%, 10/20/13 - 9/20/15 ..................................................         608,135           712,438
                                                                                                            ---------------
  TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION .......................................                     8,298,784,453
b ALLOWANCE FOR PAYDOWNS ...............................................................                        (7,255,135)
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $8,072,277,035) ....................................                     8,291,529,318
                                                                                                            ---------------


                                                                                        ----------------
                                                                                             SHARES
                                                                                        ----------------
  SHORT TERM INVESTMENT (COST $158,578,689) 1.8%
c Franklin Institutional Fiduciary Trust Money Market Portfolio ........................     158,578,689       158,578,689
                                                                                                            ---------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $8,230,855,724) ..................                     8,450,108,007
                                                                                                            ---------------



                                                                                        ----------------
                                                                                        PRINCIPAL AMOUNT
                                                                                        ----------------
  REPURCHASE AGREEMENT (COST $214,885,000) 2.5%
d Barclays Capital Inc., 1.00%, 4/01/04 (Maturity Value $214,890,969) ..................  $  214,885,000       214,885,000
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $8,445,740,724) 100.4% .......................................                     8,664,993,007
  OTHER ASSETS, LESS LIABILITIES (.4)% .................................................                       (33,311,141)
                                                                                                            ---------------
  NET ASSETS 100.0% ....................................................................                    $8,631,681,866
                                                                                                            ---------------



See glossary of terms on page 84.

a See Note 1(d) regarding securities purchased on a when-issued, delayed delivery or TBA basis.
b See Note 1(e) regarding allowance for paydowns.
c See Note 6 regarding investments in the Franklin Institutional Fiduciary Trus
  Money Market Portfolio.
d See Note 1(c) regarding repurchase agreements.


                     Semiannual Report | See notes to financial statements. | 75

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS


FRANKLIN UTILITIES FUND

                                           -----------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                             MARCH 31, 2004                         YEAR ENDED SEPTEMBER 30,
CLASS A                                        (UNAUDITED)        2003          2002          2001         2000          1999
                                           -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)
Net asset value, beginning of period .....         $8.80         $7.96        $10.02        $10.89       $ 9.58        $11.36
                                           -----------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .................           .21           .42           .46           .46          .43           .48

 Net realized and unrealized gains
 (losses) ................................           .98           .85         (1.60)         (.86)        1.69         (1.41)
                                           -----------------------------------------------------------------------------------

Total from investment operations .........          1.19          1.27         (1.14)         (.40)        2.12          (.93)

Less distributions from:

 Net investment income ...................          (.20)         (.43)         (.45)         (.45)        (.45)         (.52)

 Net realized gains ......................            --            --          (.47)         (.02)        (.36)         (.33)
                                           -----------------------------------------------------------------------------------
Total distributions ......................          (.20)         (.43)         (.92)         (.47)        (.81)         (.85)
                                           -----------------------------------------------------------------------------------
Net asset value, end of period ...........         $9.79         $8.80        $ 7.96        $10.02       $10.89        $ 9.58
                                           -----------------------------------------------------------------------------------

Total return b ...........................         13.66%        16.38%       (12.49)%       (4.03)%      24.27%        (8.54)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........    $1,398,513    $1,259,886    $1,090,216    $1,349,027   $1,574,897    $1,594,862

Ratios to average net assets:

 Expenses ................................           .81%c         .83%          .80%          .79%         .83%          .80%

 Net investment income ...................          4.58%c        5.00%         4.87%         4.26%        4.74%         4.60%

Portfolio turnover rate ..................         10.12%        25.81%        30.60%        34.03%       19.86%        33.99%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.




76 | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN UTILITIES FUND (CONTINUED)

                                                    ---------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      MARCH 31, 2004              YEAR ENDED SEPTEMBER 30,
CLASS B                                               (UNAUDITED)        2003        2002        2001        2000        1999 D
                                                    ---------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............          $8.80       $7.97      $10.02      $10.90      $ 9.59      $11.08
                                                    ---------------------------------------------------------------------------


INCOME FROM INVESTMENT OPERATIONS:
 Net investment incomea ..........................            .19         .37         .41         .41         .38         .31

 Net realized and unrealized gains (losses) ......            .98         .85       (1.58)       (.87)       1.70       (1.44)
                                                    ---------------------------------------------------------------------------
Total from investment operations .................           1.17        1.22       (1.17)       (.46)       2.08       (1.13)
                                                    ---------------------------------------------------------------------------
Less distributions from:

 Net investment income ...........................           (.18)       (.39)       (.41)       (.40)       (.41)       (.36)

 Net realized gains ..............................             --          --        (.47)       (.02)       (.36)         --
                                                    ---------------------------------------------------------------------------
Total distributions ..............................           (.18)       (.39)       (.88)       (.42)       (.77)       (.36)
                                                    ---------------------------------------------------------------------------
Net asset value, end of period ...................          $9.79       $8.80      $ 7.97      $10.02      $10.90      $ 9.59
                                                    ---------------------------------------------------------------------------

Total return b ...................................          13.39%      15.88%     (12.88)%     (4.58)%     23.79%     (10.37)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................       $117,469     $95,321     $32,802     $15,212      $8,819      $3,142

Ratios to average net assets:

 Expenses ........................................           1.32%c      1.34%       1.31%       1.30%       1.34%       1.31%c

 Net investment income ...........................           4.07%c      4.49%       4.44%       3.74%       4.11%       4.12%c

Portfolio turnover rate ..........................          10.12%      25.81%      30.60%      34.03%      19.86%      33.99%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period January 1, 1999 (effective date) to September 30, 1999.




                                                          Semiannual Report | 77

Franklin Custodian Funds, Inc.

FRANKLIN UTILITIES FUND (CONTINUED)

                                                    ---------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      MARCH 31, 2004                  YEAR ENDED SEPTEMBER 30,
CLASS C                                                 (UNAUDITED)      2003        2002        2001        2000        1999
                                                    ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............          $8.78       $7.95      $10.01      $10.88      $ 9.57      $11.35
                                                    ---------------------------------------------------------------------------

Income from investment operations:

 Net investment incomea ..........................            .19         .36         .41         .41         .38         .43

 Net realized and unrealized gains (losses) ......            .98         .86       (1.59)       (.87)       1.69       (1.42)
                                                    ---------------------------------------------------------------------------
Total from investment operations .................           1.17        1.22       (1.18)       (.46)       2.07        (.99)
                                                    ---------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
 Net investment income ...........................           (.18)       (.39)       (.41)       (.39)       (.40)       (.46)

 Net realized gains ..............................             --          --        (.47)       (.02)       (.36)       (.33)
                                                    ---------------------------------------------------------------------------
Total distributions ..............................           (.18)       (.39)       (.88)       (.41)       (.76)       (.79)
                                                    ---------------------------------------------------------------------------
Net asset value, end of period ...................          $9.77       $8.78      $ 7.95      $10.01      $10.88      $ 9.57
                                                    ---------------------------------------------------------------------------

Total return b ...................................          13.42%      15.77%     (12.90)%     (4.50)%     23.65%      (9.06)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................       $276,294    $222,030     $67,428     $44,985     $37,837     $34,697

Ratios to average net assets:

 Expenses ........................................           1.32%c      1.34%       1.29%       1.30%       1.34%       1.31%

 Net investment income ...........................           4.07%c      4.49%       4.43%       3.76%       4.22%       4.08%

Portfolio turnover rate ..........................          10.12%      25.81%      30.60%      34.03%      19.86%      33.99%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.




78 | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN UTILITIES FUND (CONTINUED)

                                                           -------------------------------------
                                                           SIX MONTHS ENDED      YEAR ENDED
                                                            MARCH 31, 2004      SEPTEMBER 30,
CLASS R                                                       (UNAUDITED)     2003        2002 D
                                                           -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................        $8.79       $7.96       $9.81
                                                           -------------------------------------

Income from investment operations:

 Net investment incomea .................................          .20         .37         .32

 Net realized and unrealized gains (losses) .............          .98         .86       (1.85)
                                                           -------------------------------------
Total from investment operations ........................         1.18        1.23       (1.53)
                                                           -------------------------------------
Less distributions from net investment income ...........         (.19)       (.40)       (.32)
                                                           -------------------------------------
Net Asset Value, End of Period ..........................        $9.78       $8.79       $7.96
                                                           -------------------------------------

Total return b ..........................................        13.48%      15.96%     (16.01)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......................       $1,246      $1,142        $142

Ratios to average net assets:

 Expenses ...............................................         1.17%c      1.19%       1.16%c

 Net investment income ..................................         4.22%c      4.64%       4.82%c

Portfolio turnover rate .................................        10.12%      25.81%      30.60%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period January 1, 2002 (effective date) to September 30, 2002.




                                                          Semiannual Report | 79

Franklin Custodian Funds, Inc.

FRANKLIN UTILITIES FUND (CONTINUED)

                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        MARCH 31, 2004                 YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                            (UNAUDITED)     2003        2002        2001        2000        1999
                                                      ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $8.84       $7.99      $10.05      $10.92      $ 9.61      $11.39
                                                      ------------------------------------------------------------------------

Income from investment operations:

 Net investment incomea .............................         .22         .42         .47         .48         .44         .51

 Net realized and unrealized gains (losses) .........         .98         .87       (1.60)       (.87)       1.69       (1.42)
                                                      ------------------------------------------------------------------------
Total from investment operations ....................        1.20        1.29       (1.13)       (.39)       2.13        (.91)
                                                      ------------------------------------------------------------------------
Less distributions from:

 Net investment income ..............................        (.21)       (.44)       (.46)       (.46)       (.46)       (.54)

 Net realized gains .................................          --          --        (.47)       (.02)       (.36)       (.33)
                                                      ------------------------------------------------------------------------
Total distributions .................................        (.21)       (.44)       (.93)       (.48)       (.82)       (.87)
                                                      ------------------------------------------------------------------------
Net asset value, end of period ......................       $9.83       $8.84      $ 7.99      $10.05      $10.92      $ 9.61
                                                      ------------------------------------------------------------------------

Total return b ......................................       13.67%      16.61%     (12.32)%     (3.89)%     24.50%      (8.48)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................     $62,015     $47,167     $15,664      $8,829      $9,234      $8,058

Ratios to average net assets:

 Expenses ...........................................         .67%c       .69%        .66%        .65%        .69%        .66%

 Net investment income ..............................        4.72%c      5.14%       5.07%       4.39%       4.87%       4.82%

Portfolio turnover rate .............................       10.12%      25.81%      30.60%      34.03%      19.86%      33.99%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.


80 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN UTILITIES FUND                                                                    SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 83.3%
  AGL Resources Inc. .................................................................         500,000      $   14,510,000
  Allete Inc. ........................................................................       1,300,000          45,617,000
  Alliant Energy Corp. ...............................................................         800,000          20,848,000
  Ameren Corp. .......................................................................         850,000          39,176,500
  American Electric Power Co. Inc. ...................................................       1,750,000          57,610,000
  Atmos Energy Corp. .................................................................         700,000          17,899,000
  Central Vermont Public Service Corp. ...............................................         182,800           4,113,000
  Cinergy Corp. ......................................................................       1,500,000          61,335,000
  Dominion Resources Inc. ............................................................         850,000          54,655,000
  DTE Energy Co. .....................................................................         400,000          16,460,000
  Edison International ...............................................................       1,400,000          34,006,000
  Energy East Corp. ..................................................................       1,100,000          27,896,000
  Entergy Corp. ......................................................................       1,445,000          85,977,500
  Equitable Resources Inc. ...........................................................         500,000          22,210,000
  Exelon Corp. .......................................................................       1,100,000          75,757,000
  FirstEnergy Corp. ..................................................................       1,700,000          66,436,000
  FPL Group Inc. .....................................................................       1,200,000          80,220,000
  Hawaiian Electric Industries Inc. ..................................................         200,000          10,368,000
  KeySpan Corp. ......................................................................       1,100,000          42,042,000
  Kinder Morgan Inc. .................................................................         300,000          18,906,000
  National Grid Transco PLC (United Kingdom) .........................................       5,000,000          39,651,909
  Nicor Inc. .........................................................................         550,000          19,376,500
  NiSource Inc. ......................................................................       2,600,000          55,250,000
  ONEOK Inc. .........................................................................       1,250,000          28,187,500
  Pepco Holdings Inc. ................................................................       1,900,000          38,836,000
a PG&E Corp. .........................................................................         500,000          14,485,000
  Pinnacle West Capital Corp. ........................................................         725,000          28,528,750
  PPL Corp. ..........................................................................         600,000          27,360,000
  Progress Energy Inc. ...............................................................       1,500,000          70,620,000
  Puget Energy Inc. ..................................................................       1,725,000          38,588,250
  SBC Communications Inc. ............................................................       1,300,000          31,902,000
  Scottish & Southern Energy PLC (United Kingdom) ....................................       2,335,000          29,503,455
  Scottish Power PLC (United Kingdom) ................................................       6,000,000          41,985,995
  Sempra Energy ......................................................................         900,000          28,620,000
a Sierra Pacific Resources Co. .......................................................       1,730,109          12,802,807
  Southern Co. .......................................................................       2,100,000          64,050,000
  TECO Energy Inc. ...................................................................         200,000           2,926,000
  TXU Corp. ..........................................................................       1,700,000          48,722,000
  United Utilities PLC (United Kingdom) ..............................................       5,000,000          47,692,562
  United Utilities PLC, A (United Kingdom) ...........................................       2,500,000          14,771,829
  Vectren Corp. ......................................................................         900,000          22,203,000
  Verizon Communications Inc. ........................................................         600,000          21,924,000
  Xcel Energy Inc. ...................................................................       1,200,000          21,372,000
                                                                                                            ---------------
  TOTAL COMMON STOCKS (COST $1,209,952,077) ..........................................                       1,545,401,557
                                                                                                            ---------------




                                                          Semiannual Report | 81

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN UTILITIES FUND                                                                    SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCKS 9.1%
  Ameren Corp., 9.75%, cvt. pfd. .....................................................         800,600      $   22,516,875
  American Electric Power Co. Inc., 9.25%, cvt. pfd. .................................         450,000          21,217,500
  CMS Energy Trust I, 7.75%, cvt. pfd. ...............................................         260,000          11,238,760
  Dominion Resources Inc., 9.50%, cvt. pfd. ..........................................         627,000          35,212,320
  Duke Energy Corp., 8.00%, cvt. pfd. ................................................       1,500,000          22,725,000
  PPL Capital Fund Trust I, 7.75%, cvt. pfd., E                                              1,661,000          36,840,980
  Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES ...............................         148,000           5,498,200
  TXU Corp., 8.75%, cvt. pfd. ........................................................         400,000          14,648,000
                                                                                                            ---------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $176,123,386) .............................                         169,897,635
                                                                                                            ---------------


                                                                                        ----------------
                                                                                        PRINCIPAL AMOUNT
                                                                                        ----------------
  BONDS 6.1%
  CalEnergy Co. Inc., senior note, 8.48%, 9/15/28 ....................................    $ 25,000,000          32,480,225
  CMS Energy Corp., 9.875%, 10/15/07 .................................................       8,500,000           9,413,750
  Firstenergy Corp., senior note, 7.375%, 11/15/31 ...................................      25,000,000          27,971,950
  Northeast Generation Co., senior note, 8.812%, 10/15/26 ............................       7,500,000           8,493,038
  Pacific Gas & Electric Co., 6.05%, 3/01/34 .........................................       5,000,000           5,078,285
  PPL Capital Funding, 8.375%, 6/15/07 ...............................................      15,000,000          17,305,560
  Utilicorp United Inc., 9.95%, senior note, 2/01/11 .................................       6,000,000           6,300,000
  Utilicorp United Inc., senior note, 8.27%, 11/15/21 ................................       6,100,000           5,596,750
                                                                                                            ---------------
  TOTAL BONDS (COST $97,022,916) .....................................................                         112,639,558
                                                                                                            ---------------

  CONVERTIBLE BOND (COST $9,000,000) .9%
  Sierra Pacific Resources Co., cvt., 144A, 7.25%, 2/14/10 ...........................       9,000,000          17,133,750
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $1,492,098,379) ..................................                       1,845,072,500
                                                                                                            ---------------


                                                                                         ---------------
                                                                                             SHARES
                                                                                         ---------------
  SHORT TERM INVESTMENT (COST $6,601,453) .4%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ......................       6,601,453           6,601,453
                                                                                                            ---------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $1,498,699,832) ...............                       1,851,673,953
                                                                                                            ---------------



82 | Semiannual Report

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN UTILITIES FUND                                                               PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS 1.1%
c Barclays Capital Inc., 1.07%, 4/01/04 (Maturity Value $3,846,228) ..................    $  3,846,114      $    3,846,114
  Collateralized by U.S. Government Agency Securities
c Deutsche Bank Securities Inc., 1.10%, 4/01/04 (Maturity Value $3,870,236) ..........      3,870,118            3,870,118
   Collateralized by U.S. Government Agency Securities
c Morgan Stanley & Co. Inc., 1.10%, 4/01/04 (Maturity Value $3,000,183) ..............       3,000,092           3,000,092
   Collateralized by U.S. Government Agency Securities
c Goldman, Sachs & Co., 1.10%, 4/01/04 (Maturity Value $3,900,238) ...................       3,900,119           3,900,119
   Collateralized by U.S. Government Agency Securities
c Bear, Stearns & Co. Inc., 1.08%, 4/01/04 (Maturity Value $1,364,082) ...............       1,364,041           1,364,041
   Collateralized by U.S. Government Agency Securities
c JP Morgan Securities, 1.10%, 4/01/04 (Maturity Value $3,900,238) ...................       3,900,119           3,900,119
   Collateralized by U.S. Government Agency Securities
                                                                                                            ---------------
  TOTAL REPURCHASE AGREEMENTS (COST $19,880,603) .....................................                          19,880,603
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $1,518,580,435) 100.9% .....................................                       1,871,554,556
  OTHER ASSETS, LESS LIABILITIES (.9)% ...............................................                         (16,108,300)
                                                                                                            ---------------
  NET ASSETS 100.0% ..................................................................                      $1,855,536,256
                                                                                                            ---------------




See glossary of terms on page 84.

a Non-income producing.
b See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.
c Collateral for loaned securities. See Note 1(f).




                     Semiannual Report | See notes to financial statements. | 83

Franklin Custodian Funds, Inc.

GLOSSARY OF TERMS

FRN   - Floating Rate Notes
GO    - General Obligation
GP    - Graduated Payment
PIES  - Premium Income Equity Securities
PIK   - Payment In Kind
PL    - Project Loan
SF    - Single Family




84 | Semiannual Report

Franklin Custodian Funds, Inc.


FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2004 (unaudited)


                                                                      ------------------------------------------------
                                                                         FRANKLIN        FRANKLIN         FRANKLIN
                                                                       DYNATECH FUND    GROWTH FUND      INCOME FUND
                                                                      ------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ......................................   $541,702,105   $1,040,874,076  $17,850,635,401
  Cost - Non-controlled affiliated issuers .........................             --               --       27,963,167
                                                                      ------------------------------------------------
  Value - Unaffiliated issuers a ...................................    740,190,058    2,091,366,319   19,272,383,818
  Value - Non-controlled affiliated issuers ........................             --               --       35,545,500
 Repurchase agreements, at value and cost ..........................      2,351,143               --    3,176,497,957
 Cash                                                                            --           29,070               --
 Receivables:
  Investment securities sold .......................................             --               --       18,723,953
  Capital shares sold ..............................................      1,633,148        2,503,595      131,083,629
  Dividends and interest ...........................................        375,108        1,552,258      166,423,286
                                                                      ------------------------------------------------
      Total assets .................................................    744,549,457    2,095,451,242   22,800,658,143
                                                                      ------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..................................             --        4,444,000      518,302,918
  Capital shares redeemed ..........................................        687,258        2,978,574       27,997,592
  Affiliates .......................................................        796,648        2,334,606       20,741,436
  Shareholders .....................................................        198,564          879,614        4,162,248
  Unaffiliated transfer agent fees .................................        112,339          704,366        1,037,562
 Payable upon return of securities loaned [Note 1(f)] ..............             --               --       76,563,680
 Other liabilities .................................................         23,473          318,248          582,549
                                                                      ------------------------------------------------
      Total liabilities ............................................      1,818,282       11,659,408      649,387,985
                                                                      ------------------------------------------------
       Net assets, at value ........................................   $742,731,175   $2,083,791,834  $22,151,270,158
                                                                      ------------------------------------------------
Net assets consist of:
 Undistributed net investment income (loss) (distributions in excess of
 net investment income) ............................................   $ (1,695,818)  $     (136,414) $  (113,286,391)
 Net unrealized appreciation (depreciation) ........................    198,487,953    1,050,492,243    1,429,330,750
 Accumulated net realized gain (loss) ..............................    (88,743,281)    (243,481,000)     360,603,833
 Capital shares ....................................................    634,682,321    1,276,917,005   20,474,621,966
                                                                      ------------------------------------------------
       Net assets, at value ........................................   $742,731,175   $2,083,791,834  $22,151,270,158
                                                                      ------------------------------------------------



a The Franklin Income Fund includes $74,730,322 of securities loaned. See Note 1(f).






                                                          Semiannual Report | 85

Franklin Custodian Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2004 (unaudited)



                                                                      -----------------------------------------------
                                                                        FRANKLIN         FRANKLIN        FRANKLIN
                                                                      DYNATECH FUND     GROWTH FUND     INCOME FUND
                                                                      -----------------------------------------------
CLASS A:
 Net assets, at value ..............................................   $647,615,274   $1,572,474,756  $12,610,530,347
                                                                      -----------------------------------------------
 Shares outstanding ................................................     28,465,190       51,861,372    5,237,510,993
                                                                      -----------------------------------------------
 Net asset value per share a .......................................         $22.75           $30.32            $2.41
                                                                      -----------------------------------------------
 Maximum offering price per share (net asset value per share / 94.25%,
 94.25%, and 95.75%, respectively) .................................         $24.14           $32.17            $2.52
                                                                      -----------------------------------------------
CLASS B:
 Net assets, at value ..............................................   $ 16,470,937   $  121,983,682  $ 2,965,795,182
                                                                      -----------------------------------------------
 Shares outstanding ................................................        740,598        4,117,980    1,235,474,231
                                                                      -----------------------------------------------
 Net asset value and maximum offering price per share a ............         $22.24           $29.62            $2.40
                                                                      -----------------------------------------------
CLASS B1:
 Net assets, at value ..............................................             --               --  $   524,312,684
                                                                      -----------------------------------------------
 Shares outstanding ................................................             --               --      217,720,118
                                                                      -----------------------------------------------
 Net asset value and maximum offering price per share a ............             --               --            $2.41
                                                                      -----------------------------------------------
CLASS C:
 Net assets, at value ..............................................   $ 78,644,964   $  283,343,223  $ 5,531,927,503
                                                                      -----------------------------------------------
 Shares outstanding ................................................      3,573,559        9,648,246    2,286,176,052
                                                                      -----------------------------------------------
 Net asset value and maximum offering price per share a ............         $22.01           $29.37            $2.42
                                                                      -----------------------------------------------
CLASS R:
 Net assets, at value ..............................................             --   $   19,199,287  $    60,159,943
                                                                      -----------------------------------------------
 Shares outstanding ................................................             --          636,441       25,183,934
                                                                      -----------------------------------------------
 Net asset value and maximum offering price per share a ............             --           $30.17            $2.39
                                                                      -----------------------------------------------
ADVISOR CLASS:
 Net assets, at value ..............................................             --   $   86,790,886  $   458,544,499
                                                                      -----------------------------------------------
 Shares outstanding ................................................             --        2,861,352      191,199,733
                                                                      -----------------------------------------------
 Net asset value and maximum offering price per share ..............             --           $30.33            $2.40
                                                                      -----------------------------------------------



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.









86 | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2004 (unaudited)


                                                                                       ---------------------------------
                                                                                          FRANKLIN
                                                                                       U.S. GOVERNMENT      FRANKLIN
                                                                                       SECURITIES FUND   UTILITIES FUND
                                                                                       ---------------------------------
Assets:
 Investments in securities:
  Cost ...............................................................................  $8,230,855,724   $1,498,699,832
                                                                                       ---------------------------------
  Value a ............................................................................   8,450,108,007    1,851,673,953
 Repurchase agreements, at value and cost ............................................     214,885,000       19,880,603
 Cash ................................................................................           1,999               --
 Receivables:
  Investment securities sold .........................................................         264,104        1,113,240
  Capital shares sold ................................................................      11,390,708        3,905,404
  Dividends and interest .............................................................      38,973,073        4,181,470
                                                                                       ---------------------------------
      Total assets ...................................................................   8,715,622,891    1,880,754,670
                                                                                       ---------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................................      50,800,000               --
  Capital shares redeemed ............................................................      19,334,740        2,393,042
  Affiliates .........................................................................       6,431,866        1,477,504
  Shareholders .......................................................................       5,804,527          927,245
  Unaffiliated transfer agent fees ...................................................       1,085,038          362,395
 Payable upon return of securities loaned [Note 1(f)] ................................              --       19,880,603
 Other liabilities ...................................................................         484,854          177,625
                                                                                       ---------------------------------
      Total liabilities ..............................................................      83,941,025       25,218,414
                                                                                       ---------------------------------
       Net assets, at value ..........................................................  $8,631,681,866   $1,855,536,256
                                                                                       ---------------------------------
Net assets consist of:
 Undistributed net investment income (distributions in excess of net investment income) $  (48,609,094)  $    2,980,733
 Net unrealized appreciation (depreciation) ..........................................     219,252,283      352,974,121
 Accumulated net realized gain (loss) ................................................    (381,907,137)     (97,266,085)
 Capital shares ......................................................................   8,842,945,814    1,596,847,487
                                                                                       ---------------------------------
       Net assets, at value ..........................................................  $8,631,681,866   $1,855,536,256
                                                                                       ---------------------------------



a The Franklin Utilities Fund includes $19,508,346 of securities loaned.
  See Note 1(f).






                                                          Semiannual Report | 87

Franklin Custodian Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2004 (unaudited)



                                                                                      ----------------------------------
                                                                                          FRANKLIN
                                                                                       U.S. GOVERNMENT      FRANKLIN
                                                                                       SECURITIES FUND   UTILITIES FUND
                                                                                      ----------------------------------
CLASS A:
 Net assets, at value ..............................................................    $6,910,271,710   $1,398,513,005
                                                                                      ----------------------------------
 Shares outstanding ................................................................     1,022,124,151      142,797,335
                                                                                      ----------------------------------
 Net asset value per share a .......................................................             $6.76            $9.79
                                                                                      ----------------------------------
 Maximum offering price per share (net asset value per share / 95.75%) .............             $7.06           $10.22
                                                                                      ----------------------------------
CLASS B:
 Net assets, at value ..............................................................    $  630,526,060   $  117,468,795
                                                                                      ----------------------------------
 Shares outstanding ................................................................        93,389,691       12,002,943
                                                                                      ----------------------------------
 Net asset value and maximum offering price per share a ............................             $6.75            $9.79
                                                                                      ----------------------------------
CLASS C:
 Net assets, at value ..............................................................    $  706,218,989   $  276,293,635
                                                                                      ----------------------------------
 Shares outstanding ................................................................       104,902,446       28,282,506
                                                                                      ----------------------------------
 Net asset value and maximum offering price per share a ............................             $6.73            $9.77
                                                                                      ----------------------------------
CLASS R:
 Net assets, at value ..............................................................    $   56,263,568   $    1,246,008
                                                                                      ----------------------------------
 Shares outstanding ................................................................         8,326,575          127,376
                                                                                      ----------------------------------
 Net asset value and maximum offering price per share a ............................             $6.76            $9.78
                                                                                      ----------------------------------
ADVISOR CLASS:
 Net assets, at value ..............................................................    $  328,401,539   $   62,014,813
                                                                                      ----------------------------------
 Shares outstanding ................................................................        48,480,904        6,308,502
                                                                                      ----------------------------------
 Net asset value and maximum offering price per share ..............................             $6.77            $9.83
                                                                                      ----------------------------------




a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.




88 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENTS OF OPERATIONS
for the six months ended March 31, 2004 (unaudited)



                                                                         ---------------------------------------------
                                                                            FRANKLIN       FRANKLIN        FRANKLIN
                                                                          DYNATECH FUND   GROWTH FUND     INCOME FUND
                                                                         ---------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers .................................................  $  2,082,055   $ 12,098,733   $  218,525,345
  Non-controlled affiliated issuers (Note 9) ...........................            --             --        4,647,578
 Interest ..............................................................        19,818             --      335,044,068
                                                                         ---------------------------------------------
      Total investment income ..........................................     2,101,873     12,098,733      558,216,991
                                                                         ---------------------------------------------
Expenses:
 Management fees (Note 3) ..............................................     1,698,702      4,707,871       42,771,563
 Distribution fees (Note 3)
  Class A ..............................................................       780,469      1,970,007        8,487,588
  Class B ..............................................................        67,672        589,198       12,951,594
  Class B1 .............................................................            --             --        1,687,334
  Class C ..............................................................       376,088      1,426,718       15,512,360
  Class R ..............................................................            --         44,778          120,139
 Transfer agent fees (Note 3) ..........................................       789,914      2,614,199        7,587,145
 Custodian fees ........................................................         2,472          8,704          156,520
 Reports to shareholders ...............................................        35,924        288,590          354,599
 Registration and filing fees ..........................................        18,259         49,851        1,042,705
 Professional fees .....................................................        17,511         28,068           87,031
 Directors' fees and expenses ..........................................         2,786          5,516           54,857
 Other .................................................................         7,894         44,772          313,766
                                                                         ---------------------------------------------
      Total expenses ...................................................     3,797,691     11,778,272       91,127,201
                                                                         ---------------------------------------------
       Net investment income (loss) ....................................    (1,695,818)       320,461      467,089,790
                                                                         ---------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ................................................   (10,314,522)     8,526,968      408,445,567
   Non-controlled affiliated issuers (Note 9) ..........................            --             --        3,170,018
  Foreign currency transactions ........................................           (13)         1,376          (20,704)
                                                                         ---------------------------------------------
       Net realized gain (loss) ........................................   (10,314,535)     8,528,344      411,594,881
 Net unrealized appreciation (depreciation) on:
  Investments ..........................................................    93,017,836    229,409,470    1,035,483,096
  Translation of assets and liabilities denominated in foreign currencies           --             --          (60,701)
                                                                         ---------------------------------------------
       Net unrealized appreciation (depreciation) ......................    93,017,836    229,409,470    1,035,422,395
                                                                         ---------------------------------------------
Net realized and unrealized gain (loss) ................................    82,703,301    237,937,814    1,447,017,276
                                                                         ---------------------------------------------
Net increase (decrease) in net assets resulting from operations ........  $ 81,007,483   $238,258,275   $1,914,107,066
                                                                         ---------------------------------------------




                                                          Semiannual Report | 89

Franklin Custodian Funds, Inc.

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended March 31, 2004 (unaudited)



                                                                            --------------------------------
                                                                               FRANKLIN
                                                                            U.S. GOVERNMENT      FRANKLIN
                                                                            SECURITIES FUND   UTILITIES FUND
                                                                            --------------------------------
Investment income:
 Dividends ...............................................................    $    566,189   $ 41,954,836
 Interest ................................................................     208,797,050      5,079,014
                                                                            --------------------------------
      Total investment income ............................................     209,363,239     47,033,850
                                                                            --------------------------------
Expenses:
 Management fees (Note 3) ................................................      19,636,091      4,073,103
 Distribution fees (Note 3)
  Class A ................................................................       4,404,417        959,983
  Class B ................................................................       2,113,712        348,728
  Class C ................................................................       2,450,487        818,515
  Class R ................................................................         138,745          2,992
 Transfer agent fees (Note 3) ............................................       5,543,729      1,490,103
 Custodian fees ..........................................................          47,770         37,580
 Reports to shareholders .................................................         303,252         78,619
 Registration and filing fees ............................................         210,778         98,770
 Professional fees .......................................................          81,687         32,585
 Directors' fees and expenses ............................................          19,699          4,883
 Other ...................................................................         196,112         45,263
                                                                            --------------------------------
      Total expenses .....................................................      35,146,479      7,991,124
                                                                            --------------------------------
       Net investment income .............................................     174,216,760     39,042,726
                                                                            --------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................       5,799,251        190,563
  Foreign currency transactions ..........................................              --        132,010
                                                                            --------------------------------
       Net realized gain (loss) ..........................................       5,799,251        322,573
 Net unrealized appreciation (depreciation) on investments ...............      (3,111,343)   182,031,921
                                                                            --------------------------------
Net realized and unrealized gain (loss) ..................................       2,687,908    182,354,494
                                                                            --------------------------------
Net increase (decrease) in net assets resulting from operations ..........    $176,904,668   $221,397,220
                                                                            --------------------------------




90 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended March 31, 2004 (unaudited) and the year ended September 30, 2003



                                          ---------------------------------------------------------------------------------
                                                 FRANKLIN DYNATECH FUND                       FRANKLIN GROWTH FUND
                                          ---------------------------------------------------------------------------------
                                          SIX MONTHS ENDED      YEAR ENDED           SIX MONTHS ENDED       YEAR ENDED
                                           MARCH 31, 2004   SEPTEMBER 30, 2003        MARCH 31, 2004    SEPTEMBER 30, 2003
                                          ---------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .........    $ (1,695,818)       $ (2,654,387)       $      320,461      $    2,903,913
  Net realized gain (loss) from
   investments and foreign currency
   transactions ........................     (10,314,535)        (16,748,652)            8,528,344         (76,197,267)
  Net unrealized appreciation
   (depreciation) on investments .......      93,017,836         163,452,859           229,409,470         408,465,676
                                          ---------------------------------------------------------------------------------
      Net increase (decrease) in net
        assets resulting from
        operations .....................      81,007,483         144,049,820           238,258,275         335,172,322
 Distributions to shareholders from:
  Net investment income:
   Class A .............................              --                  --            (1,531,991)         (2,180,220)
   Class R .............................              --                  --                    --              (9,229)
   Advisor Class .......................              --                  --              (173,053)           (137,491)
                                          ---------------------------------------------------------------------------------
 Total distributions to shareholders ...              --                  --            (1,705,044)         (2,326,940)
 Capital share transactions: (Note 2)
   Class A .............................      17,534,018          18,073,256           (44,660,205)        (78,190,367)
   Class B .............................       4,717,587           3,561,921             5,342,713          11,719,589
   Class C .............................       3,427,080             176,270            (8,262,063)        (19,434,571)
   Class R .............................              --                  --             2,488,155          10,272,806
   Advisor Class .......................              --                  --            39,949,214           7,755,631
                                          ---------------------------------------------------------------------------------
 Total capital share transactions ......      25,678,685          21,811,447            (5,142,186)        (67,876,912)
      Net increase (decrease) in net
        assets .........................     106,686,168         165,861,267           231,411,045         264,968,470
Net assets:
 Beginning of period ...................     636,045,007         470,183,740         1,852,380,789       1,587,412,319
                                          ---------------------------------------------------------------------------------
 End of period .........................    $742,731,175        $636,045,007        $2,083,791,834      $1,852,380,789
                                          ---------------------------------------------------------------------------------
Undistributed net investment income
 (loss) (distributions in excess of net
 investment income) included in
 net assets:
  End of period ........................    $ (1,695,818)       $         --        $     (136,414)     $    1,248,169
                                          ---------------------------------------------------------------------------------




                                                          Semiannual Report | 91

Franklin Custodian Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended March 31, 2004 (unaudited) and the year ended September 30, 2003

                                          --------------------------------------------------------------------------------
                                                                                                    FRANKLIN
                                                  FRANKLIN INCOME FUND                   U.S. GOVERNMENT SECURITIES FUND
                                          --------------------------------------------------------------------------------
                                          SIX MONTHS ENDED        YEAR ENDED         SIX MONTHS ENDED       YEAR ENDED
                                           MARCH 31, 2004     SEPTEMBER 30, 2003      MARCH 31, 2004    SEPTEMBER 30, 2003
                                          --------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................   $   467,089,790      $   735,666,186        $  174,216,760      $  385,176,849
  Net realized gain (loss) from investments
   and foreign currency transactions ...       411,594,881          202,185,840             5,799,251           6,367,829
  Net unrealized appreciation
   (depreciation) on investments and
   translation of assets and liabilities
   denominated in foreign currencies ...     1,035,422,395        1,869,977,309            (3,111,343)       (153,242,028)
                                          --------------------------------------------------------------------------------
      Net increase (decrease) in net
       assets resulting from
       operations ......................     1,914,107,066        2,807,829,335           176,904,668         238,302,650
 Distributions to shareholders from:
  Net investment income:
   Class A .............................      (365,292,191)        (550,726,670)         (200,224,072)       (401,413,321)
   Class B .............................       (72,633,905)         (73,650,217)          (16,800,977)        (31,260,885)
   Class B1 ............................       (15,782,415)         (32,370,788)                   --                  --
   Class C .............................      (140,361,614)        (160,832,793)          (19,562,191)        (41,821,072)
   Class R .............................        (1,452,577)          (1,320,431)           (1,451,450)         (1,798,291)
   Advisor Class .......................        (7,670,676)          (3,320,435)           (8,888,933)        (16,202,012)
  Net realized gains:
   Class A .............................       (55,089,253)         (16,155,200)                   --                  --
   Class B .............................       (12,566,787)          (1,716,893)                   --                  --
   Class B1 ............................        (2,636,951)          (1,110,777)                   --                  --
   Class C .............................       (22,718,362)          (4,321,592)                   --                  --
   Class R .............................          (216,296)             (24,873)                   --                  --
   Advisor Class .......................          (943,558)             (84,254)                   --                  --
                                          --------------------------------------------------------------------------------
 Total distributions to shareholders ...      (697,364,585)        (845,634,923)         (246,927,623)       (492,495,581)
 Capital share transactions: (Note 2)
   Class A .............................     2,257,045,721        2,373,919,438          (320,264,051)       (238,733,117)
   Class B .............................       721,152,432        1,325,085,686           (43,086,546)        137,202,182
   Class B1 ............................        (5,273,197)         (12,337,854)                   --                  --
   Class C .............................     1,473,704,567        1,810,160,408          (102,059,979)         36,448,805
   Class R .............................        20,990,288           26,634,343             2,632,689          41,088,097
   Advisor Class .......................       352,166,448           56,697,121            22,263,766         117,998,378
                                          --------------------------------------------------------------------------------
 Total capital share transactions ......     4,819,786,259        5,580,159,142          (440,514,121)         94,004,345
      Net increase (decrease) in net
       assets ..........................     6,036,528,740        7,542,353,554          (510,537,076)       (160,188,586)
Net assets:
 Beginning of period ...................    16,114,741,418        8,572,387,864         9,142,218,942       9,302,407,528
                                          --------------------------------------------------------------------------------
 End of period .........................   $22,151,270,158      $16,114,741,418        $8,631,681,866      $9,142,218,942
                                          --------------------------------------------------------------------------------
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of period ........................   $  (113,286,391)     $    22,817,197        $  (48,609,094)     $   24,101,769
                                          --------------------------------------------------------------------------------




92 | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended March 31, 2004 (unaudited) and the year ended September 30, 2003


                                                                              -------------------------------------
                                                                                     FRANKLIN UTILITIES FUND
                                                                              -------------------------------------
                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                               MARCH 31, 2004    SEPTEMBER 30, 2003
                                                                              -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................  $   39,042,726       $   68,169,572
  Net realized gain (loss) from investments and foreign currency transactions        322,573          (62,932,757)
  Net unrealized appreciation (depreciation) on investments ................     182,031,921          202,226,165
                                                                              -------------------------------------
      Net increase (decrease) in net assets resulting from operations ......     221,397,220          207,462,980
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................................     (28,639,778)         (59,182,929)
   Class B .................................................................      (2,079,532)          (3,015,514)
   Class C .................................................................      (4,878,804)          (6,581,692)
   Class R .................................................................         (23,993)             (38,182)
   Advisor Class ...........................................................      (1,214,127)          (1,485,977)
                                                                              -------------------------------------
 Total distributions to shareholders .......................................     (36,836,234)         (70,304,294)
 Capital share transactions: (Note 2)
   Class A .................................................................      (2,267,664)          55,030,287
   Class B .................................................................      10,773,283           56,154,888
   Class C .................................................................      27,698,446          141,064,759
   Class R .................................................................         (19,919)             924,022
   Advisor Class ...........................................................       9,244,302           28,963,358
                                                                              -------------------------------------
 Total capital share transactions ..........................................      45,428,448          282,137,314
      Net increase (decrease) in net assets ................................     229,989,434          419,296,000
Net assets:
 Beginning of period .......................................................   1,625,546,822        1,206,250,822
                                                                              -------------------------------------
 End of period .............................................................  $1,855,536,256       $1,625,546,822
                                                                              -------------------------------------
Undistributed net investment income included in net assets:
 End of period .............................................................  $    2,980,733       $      774,241
                                                                              -------------------------------------



                     Semiannual Report | See notes to financial statements. | 93

Franklin Custodian Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)





1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Company) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of five series (the Funds). The Funds and their investment objectives are:

---------------------------------------------------------------------------------------------------------
  CAPITAL GROWTH                 GROWTH AND INCOME              CURRENT INCOME
---------------------------------------------------------------------------------------------------------
  Franklin DynaTech Fund         Franklin Income Fund           Franklin U.S. Government Securities Fund
  Franklin Growth Fund           Franklin Utilities Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Debt securities are valued by independent pricing services or market makers under procedures approved by the Board of Directors. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined but prior to 4:00 PM ET or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value as determined following procedures approved by the Board of Directors. Investments in open-end mutual funds are valued at the closing net asset value.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.







94 | Semiannual Report

Franklin Custodian Funds, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. The Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 2004, all repurchase agreements held by the Funds had been entered into on that date.

D. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. ALLOWANCE FOR PAYDOWNS

The Franklin U.S. Government Securities Fund provides estimates, based on historical experience, for anticipated paydowns. The allowance is recorded as a reduction or increase to net assets as noted on the Statement of Investments and is included in the unrealized appreciation/depreciation shown on the accompanying financial statements.

F. SECURITIES LENDING

The Franklin Income Fund and the Franklin Utilities Fund loan securities to certain brokers for which they received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. These funds received interest income of $252,287 and $734,896, respectively, from the investment of cash collateral, adjusted by lender fees and broker rebates. The funds bear the risk of loss with respect to the investment of the collateral. The securities lending agent has agreed to indemnify the funds in the case of default of any securities borrower.

G. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.







                                                          Semiannual Report | 95

Franklin Custodian Funds, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Company's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts with service providers that contain general indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.


2. CAPITAL STOCK

The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

---------------------------------------------------------------------------------------------------------
  CLASS A, CLASS B           CLASS A, CLASS B, CLASS C,                 CLASS A, CLASS B, CLASS B1,
  & CLASS C                  CLASS R & ADVISOR CLASS                    CLASS C, CLASS R & ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
  Franklin DynaTech Fund     Franklin Growth Fund                       Franklin Income Fund
                             Franklin U.S. Government Securities Fund
                             Franklin Utilities Fund








96 | Semiannual Report

Franklin Custodian Funds, Inc.

2. CAPITAL STOCK (CONTINUED)

At March 31, 2004, there were 32 billion shares authorized ($.01 par value), allocated to the Funds as follows (in millions):

                                            ----------------------------------------------------------
                                                                               FRANKLIN
                                             FRANKLIN   FRANKLIN  FRANKLIN  U.S. GOVERNMENT  FRANKLIN
                                             DYNATECH    GROWTH    INCOME     SECURITIES     UTILITIES
                                               FUND       FUND      FUND         FUND          FUND
                                            ----------------------------------------------------------
Class A ...................................    250         250     7,600        2,500           400
Class B ...................................    500         750     2,000        1,000           750
Class B1 ..................................     --          --     1,000           --            --
Class C ...................................    250         250     3,600        2,500           400
Class R ...................................     --       1,000     1,000        1,000         1,000
Advisor Class .............................     --       1,000     1,000        1,000         1,000

Transactions in the Funds' shares were as follows:

                                      --------------------------------------------------------------
                                        FRANKLIN DYNATECH FUND              FRANKLIN GROWTH FUND
                                      --------------------------------------------------------------
                                        SHARES         AMOUNT              SHARES          AMOUNT
                                      --------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2004
  Shares sold .......................  4,508,756   $100,829,106          3,521,261    $ 105,135,097
  Shares issued in reinvestment of
   distributions ....................         --             --             47,974        1,399,409
  Shares redeemed ................... (3,737,821)   (83,295,088)        (5,074,112)    (151,194,711)
                                      --------------------------------------------------------------
  Net increase (decrease) ...........    770,935   $ 17,534,018         (1,504,877)   $ (44,660,205)
                                      --------------------------------------------------------------
Year ended September 30, 2003
  Shares sold .......................  5,979,321   $110,050,574          7,379,824    $ 183,219,424
  Shares issued in reinvestment of
   distributions ....................         --             --             79,146        1,984,183
  Shares redeemed ................... (5,174,158)   (91,977,318)       (10,859,570)    (263,393,974)
                                      --------------------------------------------------------------
  Net increase (decrease) ...........    805,163   $ 18,073,256         (3,400,600)   $ (78,190,367)
                                      --------------------------------------------------------------
CLASS B SHARES:
Six months ended March 31, 2004
  Shares sold .......................    260,757   $  5,726,720            464,717    $  13,496,731
  Shares redeemed ...................    (45,879)    (1,009,133)          (279,076)      (8,154,018)
                                      --------------------------------------------------------------
  Net increase (decrease) ...........    214,878   $  4,717,587            185,641    $   5,342,713
                                      --------------------------------------------------------------
Year ended September 30, 2003
  Shares sold .......................    299,381   $  5,444,460          1,190,166    $  28,759,271
  Shares redeemed ...................   (107,026)    (1,882,539)          (721,310)     (17,039,682)
                                      --------------------------------------------------------------
  Net increase (decrease) ...........    192,355   $  3,561,921            468,856    $  11,719,589
                                      --------------------------------------------------------------




                                                          Semiannual Report | 97

Franklin Custodian Funds, Inc.

2. CAPITAL STOCK (CONTINUED)

                                       -------------------------------------------------------------
                                        FRANKLIN DYNATECH FUND              FRANKLIN GROWTH FUND
                                       -------------------------------------------------------------
                                        SHARES         AMOUNT              SHARES          AMOUNT
                                       -------------------------------------------------------------
CLASS C SHARES:
Six months ended March 31, 2004
  Shares sold ........................   527,851   $ 11,457,588              779,893   $ 22,479,414
  Shares redeemed ....................  (372,297)    (8,030,508)          (1,063,791)   (30,741,477)
                                       -------------------------------------------------------------
  Net increase (decrease) ............   155,554   $  3,427,080             (283,898)  $ (8,262,063)
                                       -------------------------------------------------------------
Year ended September 30, 2003
  Shares sold ........................   775,065   $ 13,737,768            1,813,481   $ 43,685,324
  Shares redeemed ....................  (802,705)   (13,561,498)          (2,679,771)   (63,119,895)
                                       -------------------------------------------------------------
  Net increase (decrease) ............   (27,640)  $    176,270             (866,290)  $(19,434,571)
                                       -------------------------------------------------------------
CLASS R SHARES:
Six months ended March 31, 2004
  Shares sold ........................                                       153,912   $  4,542,257
  Shares redeemed ....................                                       (69,335)    (2,054,102)
                                                                           -------------------------
  Net increase (decrease) ............                                        84,577   $  2,488,155
                                                                           -------------------------
Year ended September 30, 2003
  Shares sold ........................                                       502,954   $ 12,216,083
  Shares issued in reinvestment of
   distributions .....................                                           365          9,135
  Shares redeemed ....................                                       (78,318)    (1,952,412)
                                                                           -------------------------
  Net increase (decrease) ............                                       425,001   $ 10,272,806
                                                                           -------------------------
ADVISOR CLASS SHARES:
Six months ended March 31, 2004
  Shares sold ........................                                     1,383,132   $ 41,544,956
  Shares issued in reinvestment of
   distributions .....................                                         5,745        167,517
  Shares redeemed ....................                                       (59,372)    (1,763,259)
                                                                           -------------------------
  Net increase (decrease) ............                                     1,329,505   $ 39,949,214
                                                                           -------------------------
Year ended September 30, 2003
  Shares sold ........................                                       580,561   $ 14,712,785
  Shares issued in reinvestment of
   distributions .....................                                         5,208        130,503
  Shares redeemed ....................                                      (297,671)    (7,087,657)
                                                                           -------------------------
  Net increase (decrease) ............                                       288,098   $  7,755,631
                                                                           -------------------------





98 | Semiannual Report

Franklin Custodian Funds, Inc.

2. CAPITAL STOCK (CONTINUED)

                                   ------------------------------------------------------------------
                                                                         FRANKLIN U.S. GOVERNMENT
                                        FRANKLIN INCOME FUND                  SECURITIES FUND
                                   ------------------------------------------------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT
                                   ------------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2004
  Shares sold .................... 1,125,321,173  $2,663,121,994        50,408,078   $   340,330,089
  Shares issued in reinvestment of
   distributions .................   113,546,357     266,308,250        18,442,816       124,012,850
  Shares redeemed ................  (283,513,601)   (672,384,523)     (116,250,826)     (784,606,990)
                                   ------------------------------------------------------------------
  Net increase (decrease) ........   955,353,929  $2,257,045,721       (47,399,932)  $  (320,264,051)
                                   ------------------------------------------------------------------
Year ended September 30, 2003
  Shares sold .................... 1,420,460,711  $2,978,192,401       178,073,164   $ 1,232,868,939
  Shares issued in reinvestment of
   distributions .................   166,636,905     340,980,517        35,293,588       243,128,476
  Shares redeemed ................  (462,636,792)   (945,253,480)     (248,820,975)   (1,714,730,532)
                                   ------------------------------------------------------------------
  Net increase (decrease) ........ 1,124,460,824  $2,373,919,438       (35,454,223)  $  (238,733,117)
                                   ------------------------------------------------------------------
CLASS B SHARES:
Six months ended March 31, 2004
  Shares sold ....................   327,665,941  $  770,426,203         5,580,528   $    37,626,509
  Shares issued in reinvestment of
   distributions .................    22,956,901      53,756,840         1,741,841        11,700,227
  Shares redeemed ................   (43,514,212)   (103,030,611)      (13,706,705)      (92,413,282)
                                   ------------------------------------------------------------------
  Net increase (decrease) ........   307,108,630  $  721,152,432        (6,384,336)  $   (43,086,546)
                                   ------------------------------------------------------------------
Year ended September 30, 2003
  Shares sold ....................   663,029,400  $1,384,557,403        41,548,785   $   287,642,126
  Shares issued in reinvestment of
   distributions .................    21,203,582      43,812,599         3,141,416        21,609,158
  Shares redeemed ................   (50,454,482)   (103,284,316)      (25,090,330)     (172,049,102)
                                   ------------------------------------------------------------------
  Net increase (decrease) ........   633,778,500  $1,325,085,686        19,599,871   $   137,202,182
                                   ------------------------------------------------------------------
CLASS B1 SHARES:
Six months ended March 31, 2004
  Shares sold ....................     3,832,870  $    9,033,038
  Shares issued in reinvestment of
   distributions .................     4,504,733      10,557,695
  Shares redeemed ................   (10,482,464)    (24,863,930)
                                   ------------------------------
  Net increase (decrease) ........    (2,144,861) $   (5,273,197)
                                   ------------------------------
Year ended September 30, 2003
  Shares sold ....................    12,538,502  $   25,859,856
  Shares issued in reinvestment of
   distributions .................     8,955,929      18,230,536
  Shares redeemed ................   (27,953,932)    (56,428,246)
                                   ------------------------------
  Net increase (decrease) ........    (6,459,501) $  (12,337,854)
                                   ------------------------------





                                                          Semiannual Report | 99

Franklin Custodian Funds, Inc.

2. CAPITAL STOCK (CONTINUED)

                                    -----------------------------------------------------------------
                                                                         FRANKLIN U.S. GOVERNMENT
                                        FRANKLIN INCOME FUND                  SECURITIES FUND
                                    -----------------------------------------------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT
                                    -----------------------------------------------------------------
CLASS C SHARES:
Six months ended March 31, 2004
  Shares sold .....................  695,434,825  $1,650,253,726         9,470,918     $  63,675,463
  Shares issued in reinvestment of
   distributions ..................   45,392,478     107,159,750         1,900,165        12,725,989
  Shares redeemed ................. (118,756,184)   (283,708,909)      (26,550,858)     (178,461,431)
                                    -----------------------------------------------------------------
  Net increase (decrease) .........  622,071,119  $1,473,704,567       (15,179,775)    $(102,059,979)
                                    -----------------------------------------------------------------
Year ended September 30, 2003
  Shares sold .....................  951,930,027  $2,009,359,415        57,357,026     $ 396,061,501
  Shares issued in reinvestment of
   distributions ..................   50,130,794     103,732,412         4,055,220        27,836,743
  Shares redeemed ................. (147,253,703)   (302,931,419)      (56,619,048)     (387,449,439)
                                    -----------------------------------------------------------------
  Net increase (decrease) .........  854,807,118  $1,810,160,408         4,793,198     $  36,448,805
                                    -----------------------------------------------------------------
CLASS R SHARES:
Six months ended March 31, 2004
  Shares sold .....................   10,776,335  $   25,411,518         2,241,880     $  15,128,009
  Shares issued in reinvestment of
   distributions ..................      687,670       1,604,290           215,019         1,445,454
  Shares redeemed .................   (2,586,290)     (6,025,520)       (2,066,591)      (13,940,774)
                                    -----------------------------------------------------------------
  Net increase (decrease) .........    8,877,715  $   20,990,288           390,308     $   2,632,689
                                    -----------------------------------------------------------------
Year ended September 30, 2003
  Shares sold .....................   14,633,211  $   30,251,574         8,174,860     $  56,511,590
  Shares issued in reinvestment of
   distributions ..................      632,563       1,303,713           261,116         1,791,684
  Shares redeemed .................   (2,327,993)     (4,920,944)       (2,508,245)      (17,215,177)
                                    -----------------------------------------------------------------
  Net increase (decrease) .........   12,937,781  $   26,634,343         5,927,731     $  41,088,097
                                    -----------------------------------------------------------------
ADVISOR CLASS SHARES:
Six months ended March 31, 2004
  Shares sold .....................  149,593,846  $  353,985,022         4,591,861     $  31,087,087
  Shares issued in reinvestment of
   distributions ..................    3,095,478       7,311,419         1,083,525         7,298,373
  Shares redeemed .................   (3,856,861)     (9,129,993)       (2,380,231)      (16,121,694)
                                    -----------------------------------------------------------------
  Net increase (decrease) .........  148,832,463  $  352,166,448         3,295,155     $  22,263,766
                                    -----------------------------------------------------------------
Year ended September 30, 2003
  Shares sold .....................   29,225,067  $   63,085,044        21,146,530     $ 147,068,753
  Shares issued in reinvestment of
   distributions ..................    1,253,004       2,564,820         1,903,612        13,126,237
  Shares redeemed .................   (4,343,162)     (8,952,743)       (6,189,973)      (42,196,612)
                                    -----------------------------------------------------------------
  Net increase (decrease) .........   26,134,909  $   56,697,121        16,860,169     $ 117,998,378
                                    -----------------------------------------------------------------




100 | Semiannual Report

Franklin Custodian Funds, Inc.

2. CAPITAL STOCK (CONTINUED)

                                                                         ----------------------------
                                                                           FRANKLIN UTILITIES FUND
                                                                         ----------------------------
                                                                           SHARES          AMOUNT
                                                                         ----------------------------
CLASS A SHARES:
Six months ended March 31, 2004
  Shares sold ........................................................     9,065,317   $  84,912,335
  Shares issued in reinvestment of distributions .....................     2,286,271      21,464,865
  Shares redeemed ....................................................   (11,661,694)   (108,644,864)
                                                                         ----------------------------
  Net increase (decrease) ............................................      (310,106)  $  (2,267,664)
                                                                         ----------------------------
Year ended September 30, 2003
  Shares sold ........................................................    25,175,427   $ 211,667,227
  Shares issued in reinvestment of distributions .....................     5,384,148      44,381,490
  Shares redeemed ....................................................   (24,337,215)   (201,018,430)
                                                                         ----------------------------
  Net increase (decrease) ............................................     6,222,360   $  55,030,287
                                                                         ----------------------------
CLASS B SHARES:
Six months ended March 31, 2004
  Shares sold ........................................................     1,778,518   $  16,484,771
  Shares issued in reinvestment of distributions .....................       114,559       1,075,959
  Shares redeemed ....................................................      (723,457)     (6,787,447)
                                                                         ----------------------------
  Net increase (decrease) ............................................     1,169,620   $  10,773,283
                                                                         ----------------------------
Year ended September 30, 2003
  Shares sold ........................................................     7,731,921   $  64,628,039
  Shares issued in reinvestment of distributions .....................       177,803       1,479,606
  Shares redeemed ....................................................    (1,194,549)     (9,952,757)
                                                                         ----------------------------
  Net increase (decrease) ............................................     6,715,175   $  56,154,888
                                                                         ----------------------------
CLASS C SHARES:
Six months ended March 31, 2004
  Shares sold ........................................................     5,335,491   $  49,496,396
  Shares issued in reinvestment of distributions .....................       265,670       2,490,769
  Shares redeemed ....................................................    (2,596,034)    (24,288,719)
                                                                         ----------------------------
  Net increase (decrease) ............................................     3,005,127   $  27,698,446
                                                                         ----------------------------
Year ended September 30, 2003
  Shares sold ........................................................    19,436,624   $ 163,113,516
  Shares issued in reinvestment of distributions .....................       415,191       3,452,384
  Shares redeemed ....................................................    (3,052,249)    (25,501,141)
                                                                         ----------------------------
  Net increase (decrease) ............................................    16,799,566   $ 141,064,759
                                                                         ----------------------------
CLASS R SHARES:
Six months ended March 31, 2004
  Shares sold ........................................................        50,613   $     477,890
  Shares issued in reinvestment of distributions .....................         2,506          23,519
  Shares redeemed ....................................................       (55,617)       (521,328)
                                                                         ----------------------------
  Net increase (decrease) ............................................        (2,498)  $     (19,919)
                                                                         ----------------------------
Year ended September 30, 2003
  Shares sold ........................................................       125,002   $   1,034,190
  Shares issued in reinvestment of distributions .....................         4,296          35,809
  Shares redeemed ....................................................       (17,198)       (145,977)
                                                                         ----------------------------
  Net increase (decrease) ............................................       112,100   $     924,022
                                                                         ----------------------------





                                                         Semiannual Report | 101

Franklin Custodian Funds, Inc.

2. CAPITAL STOCK (CONTINUED)

                                                                          --------------------------
                                                                           FRANKLIN UTILITIES FUND
                                                                          --------------------------
                                                                           SHARES          AMOUNT
                                                                          --------------------------
ADVISOR CLASS SHARES:
Six months ended March 31, 2004
  Shares sold ..........................................................   2,126,696   $ 20,104,118
  Shares issued in reinvestment of distributions .......................      77,743        733,113
  Shares redeemed ......................................................  (1,234,238)   (11,592,929)
                                                                          --------------------------
  Net increase (decrease) ..............................................     970,201   $  9,244,302
                                                                          --------------------------
Year ended September 30, 2003
  Shares sold ..........................................................   3,596,924   $ 30,787,970
  Shares issued in reinvestment of distributions .......................     162,041      1,358,329
  Shares redeemed ......................................................    (380,448)    (3,182,941)
                                                                          --------------------------
  Net increase (decrease) ..............................................   3,378,517   $ 28,963,358
                                                                          --------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Funds are also officers or directors of the following entities:

--------------------------------------------------------------------------------
  ENTITY                                                  AFFILIATION
--------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                       Investment manager
  Franklin Investment Advisory Services Inc.              Investment manager
   (Investment Advisory)
  Franklin Templeton Services LLC (FT Services)           Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)     Principal underwriter
  Franklin/Templeton Investor Services LLC
   (Investor Services)                                    Transfer agent

The Funds, except the Franklin Growth Fund, pay an investment management fee to Advisers, and the Franklin Growth Fund pays an investment management fee to Investment Advisory, based on the month-end net assets of the Funds as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
----------------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          Over $250 million, up to and including $10 billion
         .440%          Over $10 billion, up to and including $12.5 billion
         .420%          Over $12.5 billion, up to and including $15 billion
         .400%          Over $15 billion, up to and including $17.5 billion
         .380%          Over $17.5 billion, up to and including $20 billion
         .360%          In excess of $20 billion

Under an agreement with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.








102 | Semiannual Report

Franklin Custodian Funds, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                        --------------------------------------------------------
                                                         FRANKLIN
                        FRANKLIN  FRANKLIN  FRANKLIN  U.S. GOVERNMENT  FRANKLIN
                        DYNATECH   GROWTH    INCOME     SECURITIES     UTILITIES
                          FUND      FUND      FUND         FUND          FUND
                        --------------------------------------------------------
Class A ..............       .25%     .25%     .15%         .15%          .15%
Class B ..............      1.00%    1.00%    1.00%         .65%          .65%
Class B1 .............         --       --     .65%           --            --
Class C ..............      1.00%    1.00%     .65%         .65%          .65%
Class R ..............         --     .50%     .50%         .50%          .50%

Distributors has advised the Funds it paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                            ------------------------------------
                                             FRANKLIN    FRANKLIN    FRANKLIN
                                             DYNATECH     GROWTH      INCOME
                                               FUND        FUND        FUND
                                            ------------------------------------
Net commissions paid .....................   $167,302   $454,020    $39,019,724
Contingent deferred sales charges ........   $ 18,514   $124,555    $ 2,507,678

                                                  ------------------------------
                                                      FRANKLIN
                                                   U.S. GOVERNMENT   FRANKLIN
                                                     SECURITIES      UTILITIES
                                                        FUND           FUND
                                                  ------------------------------
Net commissions paid ...........................       $1,418,142     $756,849
Contingent deferred sales charges ..............       $1,070,583     $134,231

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                        ----------------------------------------
                                         FRANKLIN     FRANKLIN      FRANKLIN
                                         DYNATECH      GROWTH        INCOME
                                           FUND         FUND          FUND
                                        ----------------------------------------
Transfer agent fees ..................    $626,219   $1,935,896     $5,057,149

                                                  ------------------------------
                                                      FRANKLIN
                                                   U.S. GOVERNMENT   FRANKLIN
                                                     SECURITIES      UTILITIES
                                                        FUND           FUND
                                                  ------------------------------
Transfer agent fees ..................                 $3,800,955     $928,270

Included in professional fees are legal fees of $43,850 that were paid to a law firm in which a partner is an officer of the Funds.






                                                         Semiannual Report | 103

Franklin Custodian Funds, Inc.

4. INCOME TAXES

At September 30, 2003, the following funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                 -----------------------------
                                                   FRANKLIN        FRANKLIN
                                                   DYNATECH         GROWTH
                                                     FUND            FUND
                                                 -----------------------------
Capital loss carryovers expiring in:
 2007 .........................................  $    677,592   $          --
 2008 .........................................       394,928              --
 2009 .........................................     1,170,048              --
 2010 .........................................     6,843,771              --
 2011 .........................................    47,180,600     206,696,356
                                                 -----------------------------
                                                 $ 56,266,939   $ 206,696,356
                                                 -----------------------------

                                                 -----------------------------
                                                   FRANKLIN
                                                U.S. GOVERNMENT    FRANKLIN
                                                  SECURITIES       UTILITIES
                                                     FUND            FUND
                                                 -----------------------------
Capital loss carryovers expiring in:
 2004 .........................................  $  57,539,178   $          --
 2005 .........................................     50,054,906              --
 2006 .........................................     28,279,472              --
 2007 .........................................     18,954,412              --
 2008 .........................................     21,105,846              --
 2009 .........................................     46,256,951              --
 2010 .........................................     11,768,551              --
 2011 .........................................     33,556,845     54,600,730
                                                 -----------------------------
                                                 $ 267,516,161   $ 54,600,730
                                                 -----------------------------

On September 30, 2003, the Franklin U.S. Government Securities Fund had expired capital loss carryovers of $3,698,366, which were reclassified to paid-in capital.

At September 30, 2003, the following funds had deferred capital losses occurring subsequent to October 31, 2002. For tax purposes, such losses will be reflected in the year ending September 30, 2004.

            -------------------------------------------------------------
              FRANKLIN       FRANKLIN        FRANKLIN         FRANKLIN
              DYNATECH        GROWTH      U.S. GOVERNMENT     UTILITIES
                FUND           FUND       SECURITIES FUND       FUND
            -------------------------------------------------------------
            $16,459,129     $45,312,989     $120,190,227     $21,478,885

At September 30, 2003, the Franklin Income Fund had deferred currency losses occurring subsequent to October 31, 2002 of $5,927,510. For tax purposes, such losses will be reflected in the year ending September 30, 2004.








104 | Semiannual Report

Franklin Custodian Funds, Inc.

4. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, paydown losses, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydown losses, foreign currency transactions, and bond discounts and premiums.

At March 31, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                 ----------------------------------------------
                                    FRANKLIN      FRANKLIN         FRANKLIN
                                    DYNATECH       GROWTH           INCOME
                                      FUND          FUND             FUND
                                 ----------------------------------------------
Cost of investments ...........  $549,755,926  $1,040,874,076   $21,093,734,304
                                 ----------------------------------------------
Unrealized appreciation .......  $235,754,287  $1,076,766,146   $ 2,185,914,525
Unrealized depreciation .......   (42,969,012)    (26,273,903)     (795,221,554)
                                 ----------------------------------------------
Net unrealized appreciation
(depreciation) ................  $192,785,275  $1,050,492,243   $ 1,390,692,971
                                 ----------------------------------------------

                                                -------------------------------
                                                    FRANKLIN
                                                 U.S. GOVERNMENT     FRANKLIN
                                                   SECURITIES        UTILITIES
                                                      FUND             FUND
                                                -------------------------------
Cost of investments .........................   $8,445,740,724   $1,539,488,769
                                                -------------------------------
Unrealized appreciation .....................   $  234,017,527   $  374,360,164
Unrealized depreciation .....................      (14,765,244)     (42,294,377)
                                                -------------------------------
Net unrealized appreciation (depreciation) ..   $  219,252,283   $  332,065,787
                                                -------------------------------


5. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended March 31, 2004 were as follows:

                                  --------------------------------------------
                                   FRANKLIN        FRANKLIN         FRANKLIN
                                   DYNATECH         GROWTH           INCOME
                                     FUND            FUND             FUND
                                  --------------------------------------------
Purchases ......................  $ 51,275,188   $ 18,584,490   $7,431,452,573
Sales ..........................  $ 10,185,412   $ 17,114,270   $3,388,374,278

                                                ------------------------------
                                                    FRANKLIN
                                                 U.S. GOVERNMENT     FRANKLIN
                                                   SECURITIES        UTILITIES
                                                      FUND             FUND
                                                ------------------------------
Purchases ...................................   $ 1,511,667,375   $ 241,633,258
Sales .......................................   $ 2,159,114,161   $ 174,543,438





                                                         Semiannual Report | 105
Franklin Custodian Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)





6. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds earned dividend income from investment in the Sweep Money Fund for the period ended March 31, 2004, as follows:

                                              ---------------------------------
                                               FRANKLIN    FRANKLIN    FRANKLIN
                                               DYNATECH     GROWTH      INCOME
                                                 FUND        FUND        FUND
                                              ---------------------------------
Dividend income ............................   $113,119   $118,047     $582,110

                                                     --------------------------
                                                        FRANKLIN
                                                     U.S. GOVERNMENT   FRANKLIN
                                                       SECURITIES      UTILITIES
                                                          FUND           FUND
                                                     --------------------------
Dividend income ...................................         $566,189    $39,724


7. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Income Fund has 31.2% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The fund held defaulted and/or other securities for which the income has been deemed uncollectible. The fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At March 31, 2004, the value of these securities was $253,108,000, representing 1.14% of the fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.










106 | Semiannual Report

Franklin Custodian Funds, Inc.

8. RESTRICTED SECURITIES

At March 31, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At March 31, 2004, the Franklin Income Fund held an investment in a restricted and illiquid security that was valued under approved methods by the Directors, as follows:

------------------------------------------------------------------------------------------------------
  SHARES/                                                   ACQUISITION
  WARRANTS       ISSUER                                        DATE           COST           VALUE
------------------------------------------------------------------------------------------------------
  1,537,500      Callon Petroleum Company, wts.,
                   12/08/10 (.03% of net assets) ........    12/08/03       $5,734,875     $5,677,987



9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Income Fund at March 31, 2004 were as shown below.

----------------------------------------------------------------------------------------------------------------
                             NUMBER OF                           NUMBER OF
                             SHARES HELD                        SHARES HELD     VALUE                  REALIZED
                            AT BEGINNING   GROSS      GROSS       AT END       AT END     DIVIDEND       GAIN
  NAME OF ISSUER              OF PERIOD  ADDITIONS  REDUCTIONS   OF PERIOD    OF PERIOD    INCOME       (LOSS)
----------------------------------------------------------------------------------------------------------------
  Mission Resources Corp. .           -- 3,330,000           --   3,330,000  $10,822,500 $       --  $       --
  Mission Resources Corp., 144A,
   9.75%, 12/08/10 ........   47,000,000        --   22,400,000  24,600,000   24,723,000         --    (323,035)
  TECO Energy Inc. ........   11,879,500        --    2,879,500   9,000,000            a  3,990,000   9,354,264
  TECO Energy Inc., ACES,
   9.50%, cvt. pfd. .......      831,000        --      831,000          --           --    657,578  (5,861,211)
                                                                             -----------------------------------
  TOTAL NON-CONTROLLED
   AFFILIATED ISSUERS .....................................................  $35,545,500 $4,647,578  $3,170,018
                                                                             -----------------------------------

a As of 3/31/04, no longer an affiliate


10. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.







                                                         Semiannual Report | 107

Franklin Custodian Funds, Inc.

10. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against Franklin Advisers, Inc. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.

OTHER LEGAL PROCEEDINGS

The Funds, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.







108 | Semiannual Report

Franklin Custodian Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

10. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Funds is uncertain at this time. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or their shareholders whole, as appropriate.

                                                         Semiannual Report | 109

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.



Semiannual Report | 110

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund


GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1


VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund


BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4


SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund
Asset Allocation
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund


TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund


INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund


TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6


LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund


INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund


STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2. The fund is only open to existing shareholders as well as select retirement plans.
3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.
8. Portfolio of insured municipal securities.
9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


02/04             Not part of the semiannual report

        [LOGO]
FRANKLIN[R] TEMPLETON[R]    One Franklin Parkway
      INVESTMENTS           San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN CUSTODIAN FUNDS, INC.


INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FCF S2004 05/04



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edith E. Holiday and Harris J. Ashton, and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 10. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics for Principal Executive and Senior Financial Officers.

(B)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Tam-Loo, Chief Financial Officer

(B)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Tam-Loo, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS, INC.

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    May 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    May 11, 2004


By /s/Diomedes Tam-Loo
Chief Financial Officer
Date    May 11, 2004